Exhibit 10.1

Execution Version

THIS TRANSACTION SUPPORT AGREEMENT AND THE TRANSACTION TERM SHEET ATTACHED TO THIS TRANSACTION SUPPORT AGREEMENT COLLECTIVELY DESCRIBE A PROPOSED RECAPITALIZATION OF MULTIPLAN CORPORATION, A DELAWARE CORPORATION, AND CERTAIN OF ITS SUBSIDIARIES AND AFFILIATES ON THE TERMS AND CONDITIONS SET FORTH ON EXHIBIT A ATTACHED TO THIS TRANSACTION SUPPORT AGREEMENT.

THIS TRANSACTION SUPPORT AGREEMENT IS NOT AN OFFER, ACCEPTANCE, OR SOLICITATION WITH RESPECT TO ANY SECURITIES, LOANS, OR OTHER INSTRUMENTS OF THE COMPANY PARTIES (AS DEFINED BELOW). THIS TRANSACTION SUPPORT AGREEMENT IS A SETTLEMENT PROPOSAL PROTECTED BY RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND ANY OTHER APPLICABLE STATUTES OR DOCTRINES PROTECTING THE USE OR DISCLOSURE OF CONFIDENTIAL SETTLEMENT DISCUSSIONS.

NOTHING CONTAINED IN THIS TRANSACTION SUPPORT AGREEMENT SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE AGREEMENT EFFECTIVE DATE ON THE TERMS DESCRIBED HEREIN, DEEMED BINDING ON ANY OF THE PARTIES HERETO.

THIS TRANSACTION SUPPORT AGREEMENT DOES NOT PURPORT TO SUMMARIZE ALL OF THE TERMS, CONDITIONS, REPRESENTATIONS, WARRANTIES, AND OTHER PROVISIONS AND AGREEMENTS WITH RESPECT TO THE TRANSACTIONS DESCRIBED IN THIS TRANSACTION SUPPORT AGREEMENT, WHICH TRANSACTIONS WILL BE SUBJECT TO THE EXECUTION OF DEFINITIVE DOCUMENTS INCORPORATING THE TERMS AND CONDITIONS SET FORTH IN THIS TRANSACTION SUPPORT AGREEMENT, AND THE CLOSING OF ANY TRANSACTION SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN SUCH DEFINITIVE DOCUMENTS AND THE APPROVAL RIGHTS OF THE PARTIES SET FORTH HEREIN AND IN SUCH DEFINITIVE DOCUMENTS.

TRANSACTION SUPPORT AGREEMENT

This TRANSACTION SUPPORT AGREEMENT (as amended, supplemented, or otherwise modified from time to time in accordance with the terms hereof, and any other exhibits, annexes, and schedules hereto in accordance with Section 15.02, this “Agreement”) is made and entered into as of December 23, 2024 (the “Execution Date”), by and among the following parties (each of the following described in sub-clauses (i) through (vii) of this preamble, a “Party” and, collectively, the “Parties”):1

i.	MultiPlan Corporation, a corporation incorporated under the Laws of Delaware (“MultiPlan” or the “Company”), and each of its Affiliates listed on MultiPlan’s signature page to this Agreement that have executed, or in the future executes and delivers, counterpart signature pages to this Agreement to counsel to the Parties (collectively, the “Company Parties”);

[1]	Capitalized terms used but not defined in the preamble and recitals to this Agreement have the meanings given to them in Section 1.

ii.	Each of the undersigned beneficial owners (or nominees, investment managers, advisors or subadvisors for, or subaccount or funds of, the beneficial owners) of Revolver Loan Claims, in each case, as identified on the signature pages hereto, or that have executed and delivered a Joinder or a Transfer Agreement (collectively, the “Consenting Revolver Lenders”);

iii.	Each of the undersigned beneficial owners (or nominees, investment managers, advisors or subadvisors for, or subaccount or funds of, the beneficial owners) of First Lien Term Loans, in each case, as identified on the signature pages hereto, or that have executed and delivered a Joinder or a Transfer Agreement (collectively, the “Consenting First Lien Term Loan Lenders”);

iv.	Each of the undersigned beneficial owners (or nominees, investment managers, advisors or subadvisors for, or subaccount or funds of, the beneficial owners) of Secured Notes, in each case, as identified on the signature pages hereto, or that have executed and delivered a Joinder or a Transfer Agreement (collectively, the “Consenting Secured Noteholders”);

v.	Each of the undersigned beneficial owners (or nominees, investment managers, advisors or subadvisors for, or subaccount or funds of, the beneficial owners) of Unsecured Notes, in each case, as identified on the signature pages hereto, or that have executed and delivered a Joinder or a Transfer Agreement (collectively, the “Consenting Unsecured Noteholders”); and

vi.	Each of the undersigned beneficial owners (or nominees, investment managers, advisors or subadvisors for, or subaccount or funds of, the beneficial owners) of Convertible Notes, in each case, as identified on the signature pages hereto, or that have executed and delivered a Joinder or a Transfer Agreement (collectively, the “Consenting Convertible Noteholders” and the Entities in sub-clauses (ii) through (vi), collectively, the “Consenting Stakeholders”)).

RECITALS

WHEREAS, each Consenting Revolver Lender has agreed to (i) participate in the Revolver Exchange consistent with and subject to the terms and conditions set forth in the term sheet annexed hereto as Exhibit A (together with any schedules, annexes, and exhibits attached thereto, and as may be modified in accordance with the terms thereof and Section 13 hereof, the “Transaction Term Sheet”), (ii) participate in the First Lien Term Loan Consent Solicitation and vote in favor of the First Lien Term Loan Proposed Amendments, and (iii) consent to the Transactions as necessary;

WHEREAS, each Consenting First Lien Term Loan Lender has agreed to (i) participate in the First Lien Term Loan Exchange consistent with and subject to the terms and conditions set forth in the Transaction Term Sheet; (ii) participate in the First Lien Term Loan Consent Solicitation and vote in favor of the First Lien Term Loan Proposed Amendments; and (iii) consent to the Transactions as necessary;

WHEREAS, each Consenting Secured Noteholder has agreed to (i) participate in the Secured Notes Exchange consistent with and subject to the terms and conditions set forth in the Transaction Term Sheet; (ii) participate in the Secured Notes Consent Solicitation and vote in favor of the Secured Notes Proposed Amendments; and (iii) consent to the Transactions as necessary;

WHEREAS, each Consenting Unsecured Noteholder has agreed to (i) participate in the Unsecured Notes Exchange consistent with and subject to the terms and conditions set forth in the Transaction Term Sheet; (ii) participate in the Unsecured Notes Consent Solicitation and vote in favor of the Unsecured Notes Proposed Amendments; and (iii) consent to the Transactions as necessary;

WHEREAS, each Consenting Convertible Noteholder has agreed to (i) participate in the Convertible Notes Exchange consistent with and subject to the terms and conditions set forth in the Transaction Term Sheet; (ii) participate in the Convertible Notes Consent Solicitation and vote in favor of the Convertible Notes Proposed Amendments; and (iii) consent to the Transactions as necessary;

WHEREAS, the Parties have in good faith and at arm’s length negotiated certain transactions on the terms and conditions set forth in this Agreement, the Transaction Term Sheet, and the Definitive Documents, in each case, as may be amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof (such transactions as described in this Agreement and the Transaction Term Sheet, including the Exchange Transactions and the Consent Solicitations, in each case, as may be amended, supplemented, or otherwise modified from time to time in accordance with the terms of this Agreement, the “Transactions”); and

WHEREAS, the Parties have agreed to take certain actions in support of the Transactions on the terms and conditions set forth in this Agreement, the Transaction Term Sheet, and the Definitive Documents, in each case, as may be amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof.

NOW, THEREFORE, in consideration of the promises, covenants, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees as follows:

AGREEMENT

Section 1.          Definitions and Interpretation.

1.01.    Definitions. The following terms shall have the following definitions:

“Ad Hoc Group Advisors” means, collectively, the Akin/Evercore Ad Hoc Group Advisors, the Gibson/Houlihan Ad Hoc Group Advisors, and the DPW/PJT Ad Hoc Group Advisors.

“Ad Hoc Groups” means, collectively, the Akin/Evercore Ad Hoc Group, the Gibson/Houlihan Ad Hoc Group, and the DPW/PJT Ad Hoc Group.

“Administrative Agent” means Goldman Sachs Lending Partners LLC, in its capacity as administrative agent and collateral agent under the First Lien Credit Agreement.

“Administrative Agent Advisor” means Cahill Gordon & Reindel LLP, as counsel to the Administrative Agent.

“Affiliate” means, with respect to any specified Person or Entity, any other Person or Entity directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or Entity, in each case, solely to the extent such specified Person or Entity has the authority to bind such other Person or Entity. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by,” and “under common control with”), as used with respect to any Person or Entity, shall mean the possession, directly or indirectly, of the right or power to direct or cause the direction of the management or policies of such Person or Entity, whether through the ownership of voting securities, by agreement, or otherwise; provided that Parties with investments managed by separate Persons, Entities, trading desks, fund(s), account(s), business groups or units therein shall not be deemed to be Affiliates of one another solely as a result of such Persons, Entities, trading desks, fund(s), account(s), business groups, or units therein being under common control.

“Agents/Trustees” means, collectively, any administrative agent, collateral agent, trustee, or similar Entity under the First Lien Credit Agreement, the Secured Notes Indenture, the Unsecured Notes Indenture, or the Convertible Notes Indenture, including any successors thereto.

“Agreement” has the meaning set forth in the preamble to this Agreement and, for the avoidance of doubt, includes all the exhibits, annexes, and schedules hereto in accordance with Section 15.02 (including the Transaction Term Sheet).

“Agreement Effective Date” has the meaning set forth in Section 2.01 of this Agreement.

“Agreement Effective Period” means, with respect to a Party, the period from the Agreement Effective Date (or, in the case of any Consenting Stakeholder that becomes a Party after the Agreement Effective Date, as of the date such Consenting Stakeholder becomes a Party) to the Termination Date applicable to that Party.

“Akin/Evercore Ad Hoc Group” means the ad hoc group of certain unaffiliated holders of First Lien Term Loans, Secured Notes, Unsecured Notes, and/or Convertible Notes represented by Akin Gump Strauss Hauer & Feld LLP and Evercore Group L.L.C. as counsel and financial advisor, respectively.

“Akin/Evercore Ad Hoc Group Advisors” means, collectively, Akin Gump Strauss Hauer & Feld LLP and Evercore Group L.L.C. as counsel and financial advisor, respectively, to the Akin/Evercore Ad Hoc Group.

“Alternative Transaction” means any plan, inquiry, proposal, offer, bid, term sheet, discussion, or agreement with respect to a sale, disposition, new-money investment, restructuring, reorganization, merger, amalgamation, acquisition, consolidation, dissolution, debt investment, liquidation, winding up, receivership, assignment for the benefit of creditors, tender offer, recapitalization, refinancing, workout, share exchange, business combination, plan of arrangement, plan of reorganization, plan of liquidation, or similar transaction to any of the foregoing involving any of the Company Parties and/or their respective material subsidiaries or all or any material portion of the assets, debt, or equity of any of the Company Parties and/or their respective subsidiaries, that is an alternative to one or more of the Transactions.

“Alternative Transaction Proposal” means any bona fide inquiry, written expression of interest, proposal, offer, bid, term sheet, or agreement with respect to an Alternative Transaction.

“Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the Laws of, or are in fact closed in, the state of New York.

“Causes of Action” means any Claims, interests, damages, remedies, causes of action, demands, rights, actions, controversies, proceedings, agreements, suits, obligations, liabilities, accounts, defenses, offsets, powers, privileges, licenses, liens, indemnities, guaranties, and franchises of any kind or character whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, contingent or non-contingent, liquidated or unliquidated, secured or unsecured, assertable, directly or derivatively, matured or unmatured, suspected or unsuspected, whether arising before, on, or after the Closing Date, in contract, tort, Law, equity, or otherwise. Causes of Action also include: (a) all rights of setoff, counterclaim, or recoupment and Claims under contracts or for breaches of duties imposed by Law or in equity; (b) the right to object to or otherwise contest Claims or Equity Interests; (c) such claims and defenses as fraud, mistake, duress, and usury; and (d) any avoidance actions arising under local, state, federal, or foreign statutes and common Law, including fraudulent transfer Laws.

“Claim” means any (a) right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured; or (b) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured, including the Revolver Loan Claims, First Lien Term Loan Claims, the Secured Notes Claims, the Unsecured Notes Claims, and/or the Convertible Notes Claims.

“Closing Date” means the date of the satisfaction (or waiver, if applicable) of the closing conditions set forth in the Definitive Documents and the consummation of the Transactions, as further described in the Transaction Term Sheet.

“Company Claims” means, collectively, any Claim against a Company Party or a wholly or partially owned direct or indirect subsidiary of any Company Party, including the First Lien Term Loan Claims, Secured Notes Claims, the Unsecured Notes Claims, the Convertible Notes Claims, and the Revolver Loan Claims. For the avoidance of doubt, “Company Claims” shall not include any Claims arising under, derived from, based on, or related to any Equity Interests in any of the Company Parties, in each case, other than the Convertible Notes Claims (if and to the extent applicable).

“Company Parties” has the meaning set forth in the preamble to this Agreement.

“Company Releasing Party” means each of the Company Parties, and, to the maximum extent permitted by law, each of the Company Parties on behalf of their respective Affiliates and Related Parties.

“Confidentiality Agreement” means an executed confidentiality agreement, including with respect to the issuance of a “cleansing letter” or other public disclosure of material non-public information, in connection with any proposed transaction.

“Consent Solicitations” means, together, the First Lien Term Loan Consent Solicitation, the Secured Notes Consent Solicitation, the Unsecured Notes Consent Solicitation, and the Convertible Notes Consent Solicitation.

“Consenting Convertible Noteholders” has the meaning set forth in the preamble of this Agreement.

“Consenting First Lien Term Loan Lenders” has the meaning set forth in the preamble of this Agreement.

“Consenting Revolver Lenders” has the meaning set forth in the preamble of this Agreement.

“Consenting Secured Noteholders” has the meaning set forth in the preamble of this Agreement.

“Consenting Stakeholder Releasing Party” means each of, and in each case in its capacity as such: (a) the Consenting Stakeholders; (b) the Agents/Trustees (but shall not include the Administrative Agent); (c) and to the maximum extent permitted by law, each current Affiliate of each Entity in clause (a) through the following clause (d); and (d) to the maximum extent permitted by Law, each Related Party of each Entity in clause (a) through this clause (d).

“Consenting Stakeholders” has the meaning set forth in the preamble to this Agreement.

“Consenting Unsecured Noteholders” has the meaning set forth in the preamble of this Agreement.

“Convertible Notes” means those certain 6.00% / 7.00% convertible senior PIK toggle notes due 2027 issued pursuant to the Convertible Notes Indenture, with approximately $1,253,890,000 of aggregate principal amount outstanding as of the Execution Date.

“Convertible Notes Claims” means any Claim against a Company Party arising under, derived from, based on, or related to the Convertible Notes Indenture.

“Convertible Notes Consent Solicitation” has the meaning set forth in the Transaction Term Sheet.

“Convertible Notes Exchange” has the meaning set forth in the Transaction Term Sheet.

“Convertible Notes Indenture” means that certain Indenture, dated as of October 8, 2020, by and among MultiPlan (formerly Churchill Capital Corp III) and Wilmington Trust, National Association, as trustee, providing for the issuance of 6.00% / 7.00% convertible senior PIK toggle notes due 2027 (as the same may be amended, restated, supplemented, or otherwise modified from time to time).

“Convertible Notes Proposed Amendments” means amendments to the Convertible Notes Indenture to (i) eliminate substantially all restrictive covenants, (ii) eliminate certain default provisions, and (iii) any other amendments necessary to permit the effectuation of the Transactions.

“Definitive Documents” means all the documents, instruments, deeds, notifications, agreements, and filings related to the documentation, implementation, and/or consummation of the Transactions, including: (a) this Agreement; (b) the Definitive New 1L Documents; (c) the Definitive New 2O 1L Notes Documents; (d) the Definitive New 3O 1L Notes Documents; (e) the Offering Memorandum and any waiver of the general conditions); (f) the First Lien Term Loan Proposed Amendments; (g) the Secured Notes Proposed Amendments; (h) the Unsecured Notes Proposed Amendments; (i) the Convertible Notes Proposed Amendments; (j) all material filings for regulatory or other authorizations, rulings, or approvals from any Governmental Body necessary to be obtained by the Company Parties to implement the Transactions, including any Form 8-K; (k) such other material definitive documentation as is necessary to or desirable to consummate the Transactions as agreed by the Company Parties and the Required Consenting Stakeholders; provided that the foregoing (k) shall not apply to any routine clerical and/or administrative filings that do not require the disclosure of the identities or other confidential information of a Consenting Stakeholder; and (l) in each of (a) through (k), any exhibit, schedules, amendments, modifications, supplements, and appendices of the foregoing.

“Definitive New 1L Documents” means New 1L Credit Agreement and any other agreements, documents, or instruments delivered, entered into, or amended in connection with the Exchange Transactions involving the New Revolver Loans, the New 1L 1O Term Loans, and/or the New 2O 1L Term Loans, including any guarantee agreements, pledge and collateral agreements, the Intercreditor Agreements, other security documents, or any other documents related to the New Revolver Loans, the New 1O 1L Term Loans, and/or the New 2O 1L Term Loans.

“Definitive New 2O 1L Notes Documents” means the New 2O 1L Notes Indentures, the New 2O 1L Notes, and any other agreements, documents, or instruments delivered, entered into, or amended in connection with the Exchange Transactions involving the New 2O 1L Notes, including any guarantee agreements, pledge and collateral agreements, the Intercreditor Agreements, or other security documents related to the New 2O 1L Notes.

“Definitive New 3O 1L Notes Documents” means the New 3O 1L Notes Indentures, the New 3O 1L Notes, and any other agreements, documents, or instruments delivered, entered into, or amended in connection with the Exchange Transactions involving the New 3O 1L Notes, including any guarantee agreements, pledge and collateral agreements, the Intercreditor Agreements, or other security documents related to the New 3O 1L Notes.

“DPW/PJT Ad Hoc Group” means the ad hoc group of certain unaffiliated holders of Unsecured Notes and/or Convertible Notes represented by Davis Polk & Wardwell LLP and PJT Partners Inc. as counsel and financial advisor, respectively.

“DPW/PJT Ad Hoc Group Advisors” means, collectively, Davis Polk & Wardwell LLP and PJT Partners Inc. as counsel and financial advisor, respectively, to the DPW/PJT Ad Hoc Group.

“Entity” means any person, individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Body or any agency or political subdivision of any Governmental Body, or any other entity, whether acting in an individual, fiduciary, or other capacity.

“Equal Priority Intercreditor Agreement” means that certain Equal Priority Intercreditor Agreement, in form and substance satisfactory to the Parties, and signed by OpCo Issuer, HoldCo Issuer, and the Guarantors.

“Equity Interests” means, collectively, the shares (or any class thereof), common stock, preferred stock, limited liability company interests, partnership interests, and any other equity, ownership, or profits interests of any Company Party, and options, warrants, stock appreciation rights, phantom units, incentives, commitments, calls, redemption rights, repurchase rights, or other securities or agreements to acquire or subscribe for, or which are convertible into or exercisable for shares (or any class thereof) of, common stock, preferred stock, limited liability company interests, partnership interests or other equity, ownership, or profits interests of any Company Party (in each case whether or not arising under or in connection with any employment agreement).

“Event” means any event, development, occurrence, circumstance, effect, condition, result, state of facts, or change.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and including any rule or regulation promulgated thereunder.

“Exchange Time” has the meaning set forth in the Transaction Term Sheet.

“Exchange Transactions” means, collectively, the transactions contemplated in and by the Revolver Exchange, the First Lien Term Loan Exchange, the Secured Notes Exchange, the Unsecured Notes Exchange, and the Convertible Notes Exchange.

“Execution Date” has the meaning set forth in the preamble to this Agreement.

“Existing Debt Documents” means, collectively, the Indentures, the First Lien Loan Documents, and all documents and agreements (including amendments and/or supplemental indentures) related thereto.

“Existing Notes” means the Secured Notes, the Unsecured Notes, and the Convertible Notes.

“First Lien Credit Agreement” means, that certain Credit Agreement dated as of August 24, 2021, by and among OpCo Issuer, MPH Acquisition Corp 1, those certain co-obligors party thereto from time to time, the lenders party thereto from time to time, and the Administrative Agent (as the same may be amended, restated, supplemented, or otherwise modified from time to time).

“First Lien Loan Documents” means, collectively, the First Lien Credit Agreement and the other “Credit Documents” (as defined therein), and all other documents and agreements executed in connection therewith.

“First Lien Term Loan” means the “Term Loan” as defined in the First Lien Credit Agreement.

“First Lien Term Loan Claims” means any Claim against a Company Party arising under, derived from, based on, or related to the First Lien Term Loan.

“First Lien Term Loan Consent Solicitation” has the meaning set forth in the Transaction Term Sheet.

“First Lien Term Loan Exchange” has the meaning set forth in the Transaction Term Sheet.

“First Lien Term Loan Proposed Amendments” means amendments to the First Lien Credit Agreement to (i) eliminate substantially all covenants, (ii) eliminate certain default provisions therein, (iii) eliminate substantially all representations and warranties, (iv) release certain of the guarantors and collateral to the extent the consents solicited from holders of First Lien Term Loans and Revolving Credit Commitments permit such release under the First Lien Credit Agreement, and (v) eliminate all mandatory prepayments and amend the First Lien Credit Agreement to permit all Transactions to occur.

“Gibson/Houlihan Ad Hoc Group” means the ad hoc group of certain unaffiliated holders of First Lien Term Loans, Secured Notes, and/or Unsecured Notes represented by Gibson Dunn & Crutcher LLP and Houlihan Lokey Capital, Inc. as counsel and financial advisor, respectively.

“Gibson/Houlihan Ad Hoc Group Advisors” means, collectively, Gibson Dunn & Crutcher LLP and Houlihan Lokey Capital, Inc. as counsel and financial advisor, respectively, to the Gibson/Houlihan Ad Hoc Group.

“Governmental Body” means any U.S. or non-U.S. federal, state, municipal, or other government, or other department, commission, board, bureau, agency, public authority, or instrumentality thereof, any other U.S. or non-U.S. court or arbitrator, or any self-regulatory organization (including the New York Stock Exchange).

“Guarantors” has the meaning set forth in the Transaction Term Sheet.

“HoldCo Issuer” means the Company, in its capacity as issuer under the New 2O 1L Notes and the New 3O 1L Notes.

“Indentures” means, together, the Secured Notes Indenture, the Unsecured Notes Indenture, and the Convertible Notes Indenture.

“Intercreditor Agreements” means the Junior Priority Intercreditor Agreement and the Equal Priority Intercreditor Agreement.

“Joinder” means an executed joinder providing, among other things, that the signing holder of Claims against the Company Parties agrees to be bound by the terms of this Agreement and substantially in the form attached hereto as Exhibit C.

“Junior Priority Intercreditor Agreement” means that certain Junior Priority Intercreditor Agreement, in form and substance satisfactory to the Parties, and signed by parties to the Existing Debt Documents that do not participate in the Exchange Transactions.

“Law” means any applicable federal, state, local, or foreign law (including common law), statute, code, ordinance, rule, regulation, order, ruling, or judgment, in each case, that is adopted, promulgated, issued, or entered by an applicable Governmental Body of competent jurisdiction.

“Lender Advisor Engagement Letters” means, collectively, (a) that certain engagement letter dated December 5, 2024 by and among Davis Polk & Wardwell LLP and the Company Parties, (b) that certain engagement letter dated October 11, 2024 by and among Gibson Dunn & Crutcher LLP and the Company Parties, (c) that certain engagement letter dated December 5, 2024, by and among Akin Gump Strauss Hauer & Feld LLP and the Company Parties, (d) that certain engagement letter dated December 9, 2024, by and among PJT Partners LP and the Company Parties, (e) that certain engagement letter dated September 17, 2024, by and among Houlihan Lokey Capital, Inc. and the Company Parties, and (f) that certain engagement letter dated December 6, 2024, by and among Evercore Group L.L.C. and the Company Parties.

“New 1L Credit Agreement” means the new credit agreement, which, for the avoidance of doubt, shall include the New Revolver Loans, the New 1O 1L Term Loans, and the New 2O 1L Term Loans, by and among OpCo Issuer, as borrower, certain other Company Parties as guarantors thereunder, the applicable administrative and collateral agent, and the lenders from time to time party thereto, to be executed in connection with the incurrence of the New Revolver Loans, the New 1O 1L Term Loans, and the New 2O 1L Term Loans.

“New 1O 1L Term Loans” means the first-out, first lien term loans to be issued in connection with the Exchange Transactions.

“New 2O 1L Notes” means the New Tranche A 2O 1L Notes and the New Tranche B 2O 1L Notes to be issued pursuant to the New 2O 1L Notes Indentures.

“New 2O 1L Notes Indentures” means the New Tranche A 2O 1L Notes Indenture and the New Tranche B 2O 1L Notes Indenture.

“New 2O 1L Term Loans” means the second-out first lien term loans to be issued pursuant to the New 1L Credit Agreement.

“New 3O 1L Notes” means the third-out first lien secured notes to be issued pursuant to the New 3O 1L Notes Indentures.

“New 3O 1L Notes Indentures” means the New HoldCo 3O 1L Notes Indenture and the New OpCo 3O 1L Notes Indenture.

“New HoldCo 3O 1L Notes Indenture” means that certain indenture by and among HoldCo Issuer, as issuer, the Guarantors, and the applicable trustee and notes collateral agent, to be executed in connection with the issuance of the New 3O 1L Notes.

“New OpCo 3O 1L Notes Indenture” means that certain indenture by and among HoldCo Issuer, as issuer, the Guarantors, and the applicable trustee and notes collateral agent, to be executed in connection with the issuance of the New 3O 1L Notes.

“New Revolver Loans” means the first-out, first lien revolver loans to be issued pursuant to the New 1L Credit Agreement.

“New Tranche A 2O 1L Notes” has the meaning set forth in the Transaction Term Sheet.

“New Tranche A 2O 1L Notes Indenture” means that certain indenture by and among OpCo Issuer, as issuer, the Guarantors, and the applicable trustee and notes collateral agent, to be executed in connection with the issuance of the New Tranche A 2O 1L Notes.

“New Tranche B 2O 1L Notes” has the meaning set forth in the Transaction Term Sheet.

“New Tranche B 2O 1L Notes Indenture” means that certain indenture by and among Opco Issuer, as issuer, the Guarantors, and the applicable trustee and notes collateral agent, to be executed in connection with the issuance of the New Tranche B 2O 1L Notes.

“Offering Memorandum” has the meaning set forth in the Transaction Term Sheet.

“OpCo Issuer” means MPH Acquisition Holdings LLC, a Delaware limited liability company.

“Outside Date” means January 20, 2025; provided that the Outside Date shall be automatically deemed to be extended to February 28, 2025 upon the launch of the Exchange Transactions on or prior to January 20, 2025; provided further that such date may be amended pursuant to Section 13.

“Permitted Modifications” means modifications that are ministerial and are not disproportionately adverse or favorable to any Party.

“Permitted Transferee” shall have the meaning given to it in Section 8.

“Person” means an individual, a partnership, a joint venture, a limited liability company, a corporation, a trust, a government Entity, an unincorporated organization, a group or any legal Entity or association.

“Qualified Marketmaker” means an entity that (a) holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to customers Company Claims (or enter with customers into long and short positions in Company Claims), in its capacity as a dealer or market maker in Company Claims and (b) is, in fact, regularly in the business of making a market in Claims against issuers or borrowers (including debt securities or other debt).

“Related Parties” means, with respect to an Entity, each of, and in each case in its capacity as such, such Entity’s current and former directors, managers, officers, committee members, members of any governing body, equity holders (regardless of whether such interests are held directly or indirectly), Affiliated investment funds or investment vehicles, managed accounts or funds (including any beneficial holders for the account of whom such funds are managed), branches, trading desks, business groups, predecessors, participants, successors, assigns, subsidiaries, Affiliates, partners, limited partners, general partners, principals, members, management companies, fund advisors or managers, employees, agents, trustees, advisory board members, financial advisors, attorneys (including any other attorneys or professionals retained by any current or former director or manager in his or her capacity as director or manager of an Entity), accountants, investment bankers, consultants, representatives, and other professionals and advisors and any such Person’s or Entity’s respective heirs, executors, estates, and nominees, in each case, solely to the extent such Entity has the legal authority to bind the foregoing.

“Released Claim” means, with respect to any Releasing Party, any Claim, or Cause of Action that is released by such Releasing Party under Section 14 of this Agreement.

“Released Company Parties” means each of, and in each case in its capacity as such: (a) the Company Parties; (b) current and former Affiliates of each Entity in clause (a) through the following clause (c); and (c) each Related Party of each Entity in clause (a) through this clause (c).

“Released Parties” means each Released Company Party and each Released Stakeholder Party.

“Released Stakeholder Parties” means each of, and in each case in its capacity as such: (a) the Consenting Stakeholders; (b) the Agents/Trustees; (c) the current and former Affiliates of each Entity in clause (a) through the following clause (d); and (d) each Related Party of each Entity in clause (a) through this clause (d).

“Releases” means the releases given by the Releasing Parties to the Released Parties under Section 14 of this Agreement.

“Releasing Parties” means, collectively, each Company Releasing Party and each Consenting Stakeholder Releasing Party.

“Required Akin/Evercore Ad Hoc Group Members” means, as of the relevant date, members of the Akin/Evercore Ad Hoc Group that are Consenting Stakeholders holding, in the aggregate, greater than 50.0% of the aggregate outstanding principal amount of Company Claims that are then held by the members of the Akin/Evercore Ad Hoc Group that are Consenting Stakeholders.

“Required Consenting DPW/PJT Ad Hoc Group Members” means, as of the relevant date, members of the DPW/PJT Ad Hoc Group that are Consenting Stakeholders holding, in the aggregate, greater than 50.0% of the aggregate outstanding principal amount of Company Claims that are then held by the members of the DPW/PJT Ad Hoc Group that are Consenting Stakeholders.

“Required Consenting Gibson/Houlihan Ad Hoc Group Members” means, as of the relevant date, members of the Gibson/Houlihan Ad Hoc Group that are Consenting Stakeholders holding, in the aggregate, greater than 50.0% of the aggregate outstanding principal amount of Company Claims that are then held by the members of the Gibson/Houlihan Ad Hoc Group that are Consenting Stakeholders.

“Required Consenting Revolver Lenders” means, as of the relevant date, Consenting Revolver Lenders who own or control, in the aggregate, greater than 50.0% of the aggregate Revolving Credit Commitments.

“Required Consenting Stakeholders” means, collectively, as of the relevant date, (a) the Required Akin/Evercore Ad Hoc Group Members, (b) the Required Consenting DPW/PJT Ad Hoc Group Members, (c) the Required Consenting Gibson/Houlihan Ad Hoc Group Members, and (d) the Required Consenting Revolver Lenders.

“Revolver Exchange” has the meaning set forth in the Transaction Term Sheet.

“Revolver Lenders” means the lenders who own or control the Revolving Credit Commitments.

“Revolver Loan Claims” means all Claims held by the Revolver Lenders, in their capacities as such, against any Company Party derived from, based upon, or secured pursuant to the First Lien Loan Documents, including any aggregate principal amount outstanding, plus all interest, fees, expenses, costs, and other charges arising under or related to the Obligations (as defined in the First Lien Credit Agreement) including the Cash Management Obligations (as defined in the First Lien Credit Agreement), but excluding, for the avoidance of doubt, any First Lien Term Loan Claims.

“Revolving Credit Commitments” means the “Revolving Credit Commitments,” as defined in the First Lien Credit Agreement, under which, subject to the terms of the First Lien Credit Agreement, the Company may draw up to $450 million in revolving loans.

“Revolving Credit Facility” means the “Revolving Credit Facility” as defined in the First Lien Credit Agreement.

“Rules” means Rule 501(a)(1), (2), (3), (7), (8), (9), (12), and (13) of the Securities Act.

“SEC” means the U.S. Securities and Exchange Commission.

“Secured Noteholders” means the holders (or beneficial owners) of, or investment advisors, sub-advisors, or managers of funds or accounts in their capacities as holders (or beneficial owners) of, the Secured Notes.

“Secured Notes” means the 5.50% senior secured notes due 2028, issued pursuant to the Secured Notes Indenture, with approximately $1,050,000,000 of aggregate principal amount outstanding as of the Execution Date.

“Secured Notes Claims” means any Claim against a Company Party arising under, derived from, based on, or related to the Secured Notes Indenture.

“Secured Notes Consent Solicitation” has the meaning set forth in the Transaction Term Sheet.

“Secured Notes Exchange” has the meaning set forth in the Transaction Term Sheet.

“Secured Notes Indenture” means that certain Indenture, dated as of August 24, 2021, by and among OpCo Issuer, those certain guarantors party thereto from time to time, and Wilmington Trust, National Association, as trustee and notes collateral agent, providing for the issuance of 5.50% senior secured notes due 2028 (as the same may be amended, restated, supplemented, or otherwise modified from time to time).

“Secured Notes Proposed Amendments” means amendments to the Secured Notes Indenture to (i) eliminate substantially all restrictive covenants, (ii) eliminate certain default provisions contained, (iii) release all collateral, and (iv) any other amendments necessary to permit the effectuation of the Transactions.

“Securities Act” means the Securities Act of 1933, as amended and including any rule or regulation promulgated thereunder.

“Supermajority Consenting Creditors” means (i) 66.67% of the aggregate outstanding principal amount of Company Claims that are held by the Akin/Evercore Ad Hoc Group, (ii) 66.67% of the aggregate outstanding principal amount of Company Claims that are held by the Gibson/Houlihan Ad Hoc Group, (iii) 66.67% of the aggregate outstanding principal amount of Company Claims that are held by the DPW/PJT Ad Hoc Group, and (iv) 66.67% of the aggregate outstanding principal amount of Company Claims that are held by the Revolver Lenders.

“Termination Date” means the date on which termination of this Agreement as to a Party is effective in accordance with Section 11.

“Transaction Expenses” means all reasonable and documented fees, costs, and expenses of the Ad Hoc Group Advisors incurred pursuant to the Lender Advisor Engagement Letters.

“Transaction Term Sheet” has the meaning set forth in the recitals to this Agreement.

“Transactions” has the meaning set forth in the recitals to this Agreement.

“Transfer” means to sell, resell, reallocate, use, pledge, assign, transfer, hedge, hypothecate, participate, donate, or otherwise encumber or dispose of, directly or indirectly (including through derivatives, options, swaps, pledges, forward sales, or other transactions); provided, however, that any pledge in favor of a bank or broker dealer at which a Consenting Stakeholder maintains an account, where such bank or broker dealer holds a security interest or other encumbrance over property in the account generally shall not be deemed a “Transfer” for any purposes hereunder.

“Transfer Agreement” means an executed transfer agreement providing, among other things, that a transferee agrees to be bound by the terms of this Agreement and substantially in the form attached hereto as Exhibit B.

“TRS / Repo / On Loan Claim” means, with respect to any Consenting Stakeholder, any Company Claim that is, on the Agreement Effective Date, subject to (i) a total return swap or other swap arrangement or agreement, (ii) a repurchase agreement, sell/buyback agreement, or similar arrangement or agreement, or (iii) any placement “on loan” or similar arrangement or agreement, in each case, entered into by such Consenting Stakeholder as the beneficial owner, on the one hand, and a third party as the legal owner, on the other hand.

“TRS / Repo / On Loan Counterparty” means, with respect to any TRS / Repo / On Loan Claim held by a Consenting Stakeholder as the beneficial owner, the third-party counterparty with whom such Consenting Stakeholder has entered into (i) a total return swap or other swap arrangement or agreement, (ii) a repurchase agreement, sell/buyback agreement, or similar arrangement or agreement, or (iii) any placement “on loan” or similar arrangement or agreement.

“Unsecured Noteholders” means the holders (or beneficial owners) of, or investment advisors, sub-advisors, or managers of funds or accounts in their capacities as holders (or beneficial owners) of, the Unsecured Notes.

“Unsecured Notes” means OpCo Issuer’s 5.750% senior notes due 2028 issued pursuant to the Unsecured Notes Indenture, with approximately $979,827,000 of aggregate principal amount outstanding as of the Execution Date.

“Unsecured Notes Claims” means any Claim against a Company Party arising under, derived from, based on, or related to the Unsecured Notes Indenture.

“Unsecured Notes Consent Solicitation” has the meaning set forth in the Transaction Term Sheet.

“Unsecured Notes Exchange” has the meaning set forth in the Transaction Term Sheet.

“Unsecured Notes Indenture” means that certain Indenture, dated as of October 29, 2020, by and among OpCo Issuer, those certain other guarantors party thereto from time to time, and Wilmington Trust, National Association, as trustee, providing for the issuance of 5.750% senior notes due 2028 (as the same may be amended, restated, supplemented, or otherwise modified from time to time).

“Unsecured Notes Proposed Amendments” means amendments to the Unsecured Notes Indenture to (i) eliminate substantially all restrictive covenants, (ii) eliminate certain default provisions contained, and (iii) any other amendments necessary to permit the effectuation of the Transactions.

1.02.    Interpretation. For purposes of this Agreement:

(a)        in the appropriate context, each term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter gender;

(b)       capitalized terms defined only in the plural or singular form shall nonetheless have their defined meanings when used in the opposite form;

(c)       unless otherwise specified, any reference herein to a contract, lease, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions;

(d)       unless otherwise specified, any reference herein to an existing document, schedule, or exhibit shall mean such document, schedule, or exhibit, as it may have been or may be amended, restated, amended and restated, supplemented, or otherwise modified or replaced from time to time in accordance with its terms; provided that any capitalized terms herein that are defined with reference to another agreement, are defined with reference to such other agreement as of the date of this Agreement, without giving effect to any termination of such other agreement or amendments to such capitalized terms in any such other agreement following the date hereof;

(e)       unless otherwise specified, all references herein to “Sections” are references to Sections of this Agreement;

(f)        the words “herein,” “hereof,” and “hereto” refer to this Agreement in its entirety rather than to any particular portion of this Agreement;

(g)       captions and headings to Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Agreement;

(h)       references to “shareholders,” “directors,” or “officers” shall also include “members” or “managers,” as applicable, as such terms are defined under the applicable limited liability company Laws;

(i)        the use of “include” or “including” is without limitation, whether stated or not;

(j)        the phrase “counsel to the Consenting Stakeholders” refers in this Agreement to each counsel specified in Section 15.10 other than counsel to the Company Parties; and

(k)       the use of “or” shall not be exclusive.

The Transaction Term Sheet is expressly incorporated herein by reference and made part of this Agreement as if fully set forth herein.

Section 2.          Effectiveness of this Agreement.

2.01.    Agreement Effective Date. This Agreement shall become effective and binding upon each of the Parties as of the time and date on which all of the following conditions have been satisfied or waived in accordance with this Agreement (the “Agreement Effective Date”):

(a)       each of the Company Parties shall have executed and delivered counterpart signature pages of this Agreement to counsel to each of the other Parties;

(b)      the following shall have executed and delivered counterpart signature pages of this Agreement to counsel to the Company Parties:

(i)        Each of the Consenting Revolver Lenders, holding or beneficially owning in the aggregate greater than fifty (50)% of the Revolving Credit Commitments;

(ii)       Each of the Consenting First Lien Term Loan Lenders, holding or beneficially owning in the aggregate greater than fifty (50)% of the aggregate principal amount of First Lien Term Loans;

(iii)      Each of the Consenting Secured Noteholders, holding or beneficially owning in the aggregate greater than fifty percent (50)% of the aggregate outstanding principal amount of Secured Notes;

(iv)      Each of the Consenting Unsecured Noteholders, holding or beneficially owning in the aggregate greater than fifty (50)% of the aggregate principal amount of Unsecured Notes; and

(v)       Each of the Consenting Convertible Noteholders, holding or beneficially owning in the aggregate greater than fifty (50)% of the aggregate principal amount of Convertible Notes.

(c)       the Company Parties shall have paid 100% of accrued and unpaid Transaction Expenses to (i) the Ad Hoc Group Advisors by wire transfer in immediately available funds in accordance with instructions provided to the Company by the Ad Hoc Group Advisors for which an invoice has been received by the Company by no later than two (2) Business Days before the Agreement Effective Date (inclusive of any reasonable estimate of Transaction Expenses, through and including the Agreement Effective Date), in each case consistent with the existing fee payment arrangements under the Lender Advisor Engagement Letters, and (ii) the Administrative Agent Advisor in accordance with the terms of the First Lien Credit Agreement, for which an invoice has been received by the Company Parties on or before the date that is two (2) Business Days prior to the Agreement Effective Date (inclusive of any reasonable estimate of fees and expenses, through and including the Agreement Effective Date); and

(d)       counsel to the Company Parties shall have given notice to counsel to the Consenting Stakeholders in the manner set forth in Section 15.10 hereof (by email or otherwise) that the other conditions to the Agreement Effective Date set forth in this Section 2.01 have occurred.

Subject to the terms of this Agreement (including Section 8.06), to the extent that a Party to this Agreement holds, as of the Execution Date or thereafter, multiple Company Claims, such Party shall be deemed to have executed this Agreement in its respective capacity as a holder of all such Company Claims as is provided for herein and as set forth on such Party’s signature page hereto, Joinder, or Transfer Agreement, as applicable, and this Agreement shall apply severally, and neither jointly nor jointly and severally, to such Party with respect to each such Company Claim held by such Party as reflected on its signature page; provided, however, this Agreement does not cover any Company Claims or Equity Interests that are now owned or subsequently acquired by Affiliates or Related Parties of the Consenting Revolver Lenders unless such parties execute signature pages to this Agreement, Joinders, or Transfer Agreements. For the avoidance of doubt, the Consenting Revolver Lenders, upon reasonable investigation, do not hold funded debt claims against or Equity Interests in the Company Parties other than the Revolver Loan Claims set forth on the signature pages hereto, and are signing this agreement only in their capacity of holders of such Revolver Loan Claims, subject to the terms of Section 8 hereto.

2.02.    Without limiting any provision of Section 8 or requiring any consent of the Company Parties to a Transfer pursuant thereto, following the Agreement Effective Date, additional holders of Company Claims may become parties to this Agreement by executing a Joinder with the consent of the Company Parties.

Section 3.          Definitive Documents.

3.01     The Definitive Documents not executed or in a form attached to this Agreement as of the Execution Date remain subject to good faith negotiation and completion. Upon completion or execution, each of the Definitive Documents and every other document, deed, agreement, indenture, filing, notification, form, letter, or instrument related to the Transactions shall contain terms, conditions, representations, warranties, and covenants consistent with the terms of this Agreement, including the Transaction Term Sheet, as it may be modified, amended, or supplemented in accordance with Section 13. Each of the Definitive Documents not executed or in a form attached to this Agreement as of the Execution Date shall be negotiated in good faith by the applicable Parties thereto and, upon completion or execution, shall be consistent with this Agreement, including the Transaction Term Sheet, as it may be modified, amended, or supplemented in accordance with Section 13 and, in form and substance, including with respect to any modification, amendment, or supplement thereto, reasonably acceptable to the Company Parties and the Required Consenting Stakeholders.

Section 4.          Commitments of the Consenting Stakeholders.

4.01.    Affirmative Commitments. Subject to Section 5 hereof, during the Agreement Effective Period, each of the Consenting Stakeholders agrees, severally, and neither jointly, nor jointly and severally, in respect of all of its Company Claims, in each case, subject to Section 8.06, to the extent permitted by Law and subject to the other terms hereof, to:

(a)       support, approve, implement, cooperate with each of the Parties, and use commercially reasonable efforts to take all actions reasonably necessary or reasonably requested by any other Party to facilitate the implementation and consummation of the Transactions in accordance with this Agreement and the Transaction Term Sheet, including voting and exercising any powers, or rights available to it (including in any board, shareholders’, creditors’, or noteholders’ meeting or in any process requiring voting, approval, or any action to which they are legally entitled to participate, including, as applicable, delivering irrevocable consents with respect to any Existing Notes in connection with the Transactions), in each case, in favor of any matter requiring voting, approval, or action to the extent necessary or reasonably requested by any other Party to implement the Transactions;

(b)       negotiate in good faith and use commercially reasonable efforts to execute, deliver, implement, and effectuate the Definitive Documents that are materially consistent in all respects with this Agreement (including Section 3 hereof) and the Transaction Term Sheet, as each may be modified, amended, or supplemented in accordance with Section 13 hereof, in form and substance reasonably acceptable to the Company Parties and the Required Consenting Stakeholders, and to which it is required to be a party;

(c)       use commercially reasonable efforts to cooperate with and assist the Company Parties in obtaining additional support for the Transactions from the Company Parties’ other stakeholders; provided that, for the avoidance of doubt, any action taken by a Consenting Stakeholder at the written request of the Company Parties pursuant to this Section 4.01(c) shall not constitute a breach by such Consenting Stakeholder in any respect of any of its obligations, representations, warranties, or covenants set forth in any Confidentiality Agreement to which such Consenting Stakeholder is party;

(d)       give any notice, order, instruction, consent, or direction to any applicable Agent/Trustee to the extent necessary to give effect to the Transactions; provided that no Consenting Stakeholder shall be required to provide any applicable Agent/Trustee or any other Person, with any indemnity or similar undertaking in connection with taking any such action or incur any fees or expenses in connection therewith (beyond any existing indemnity obligations provided for in the Existing Debt Documents); provided, further that the foregoing proviso shall not apply to any administrative agent under the New 1L Credit Agreement on the terms and conditions agreed to therein;

(e)       use commercially reasonable efforts to cooperate with the Company Parties to obtain any and all regulatory, governmental, and third-party approvals that are necessary or advisable to effectuate and consummate the Transactions;

(f)        solely with respect to each Consenting Revolver Lender and only as to its Revolver Loan Claims, commit to (i) participate in the Revolver Exchange (and not withdraw, the Revolver Loan Claims beneficially owned by such Consenting Revolver Lender so tendered in connection therewith) and (ii) participate in the First Lien Term Loan Consent Solicitation and vote in favor of the First Lien Term Loan Proposed Amendments, in each case of (i) and (ii), in accordance with the Definitive Documents;

(g)       solely with respect to each Consenting First Lien Term Loan Lender, commit, with respect to all First Lien Term Loan Claims beneficially owned by such Consenting First Lien Term Loan Lender, to (i) participate in the First Lien Term Loan Exchange (and not withdraw any such First Lien Term Loan Claims so tendered in connection therewith), and (ii) participate in the First Lien Term Loan Consent Solicitation and vote in favor of the First Lien Term Loan Proposed Amendments, in each case of (i) and (ii), in accordance with the Definitive Documents;

(h)       solely with respect to each Consenting Secured Noteholder, commit to (i) tender for exchange in the Secured Notes Exchange and not withdraw, all Secured Notes owned by such Consenting Secured Noteholders on or before the Exchange Time in accordance with the terms and procedures set forth in the Offering Memorandum, and (ii) in connection with its tender of Secured Notes, participate in the Secured Notes Consent Solicitation and vote in favor of the Secured Notes Proposed Amendments, in each case of (i) and (ii), in accordance with the Definitive Documents;

(i)        solely with respect to each Consenting Unsecured Noteholder, commit to (i) tender for exchange in the Unsecured Notes Exchange, and not withdraw, all Unsecured Notes owned by such Consenting Unsecured Noteholders on or before the Exchange Time in accordance with the terms and procedures set forth in the Offering Memorandum, and (ii) in connection with its tender of Unsecured Notes, participate in the Unsecured Notes Consent Solicitation and vote in favor of the Unsecured Notes Proposed Amendments, in each case of (i) and (ii), in accordance with the Definitive Documents;

(j)        solely with respect to each Consenting Convertible Noteholder, commit to (i) tender for exchange in the Convertible Notes Exchange and not withdraw, all Convertible Notes owned by such Consenting Convertible Noteholders on or before the Exchange Time, in each case in accordance with the terms and procedures set forth in the Offering Memorandum, and (ii) in connection with its tender of Convertible Notes, participate in the Convertible Notes Consent Solicitation and vote in favor of the Convertible Notes Proposed Amendments, in each case of (i) and (ii), in accordance with the Definitive Documents;

(k)        if the Consenting Stakeholders have actual knowledge of a breach by a Consenting Stakeholder within such Consenting Stakeholders’ Ad Hoc Group (or, a Consenting Revolver Lender has actual knowledge of a breach by another Consenting Revolver Lender) of any such Consenting Stakeholder’s (or, as applicable, any such Consenting Revolver Lender’s) undertakings, representations, warranties, or covenants set forth in this Agreement or any other Definitive Document, furnish prompt written notice (and in any event within two (2) Business Days of such actual knowledge) to the other Parties hereto;

(l)        to the extent any legal or structural impediments arise that would prevent, hinder, or delay the consummation of the Transactions, take commercially reasonable steps, as requested and at the sole cost and expense of the Company Parties, (i) to eliminate any such impediment and (ii) subject to applicable Laws and regulations, to negotiate in good faith appropriate additional or alternative provisions to eliminate any such impediments; and

(m)      solely with respect to any TRS / Repo / On Loan Claim held by any Consenting Stakeholder, use commercially reasonable efforts to ensure that the applicable TRS / Repo / On Loan Counterparty complies in all respects with the terms and conditions of this Agreement, including, without limitation, with respect to the execution of any Definitive Document and the participation of any such TRS / Repo / On Loan Claim in the Transactions.

4.02.     Negative Commitments. Subject to Section 5 hereof, during the Agreement Effective Period, each Consenting Stakeholder agrees, severally, and neither jointly, nor jointly and severally, in respect of all of its Company Claims, that it shall not, directly or indirectly, and shall not direct any of its Affiliates, directly or indirectly:

(a)       object to, delay, impede, oppose, or take any other action or encourage or direct any other Person or Entity to take any action, to interfere or that would be inconsistent with acceptance, implementation, or consummation of the Transactions;

(b)       solicit, participate in, negotiate, propose, support, deliver consents with respect to, tender any securities of the Company Parties in connection with, or vote for any Alternative Transaction or any other transaction other than the Transactions;

(c)       initiate, or have initiated on its behalf, any litigation or proceeding of any kind with respect to the Transactions or this Agreement against the Company Parties or the other Parties; provided that nothing in this Agreement shall limit the right of any Consenting Stakeholder to exercise any right or remedy available to it to enforce this Agreement or any other Definitive Document or as otherwise permitted under this Agreement;

(d)       exercise, or direct any other Person to exercise, any right or remedy for the enforcement, collection, or recovery of any of its Company Claims, including as such actions may relate to the Company Parties’ ownership and possession of their assets, other than in accordance with this Agreement and the other Definitive Documents;

(e)       direct any applicable Agent/Trustee to take any action or solicit, encourage, or support any other person to take any action inconsistent with such Consenting Stakeholders’ obligations under this Agreement;

(f)        object to, delay, impede, or take any other action to interfere with the Company Parties’ ownership and possession of their assets, wherever located; or

(g)       provide direction or otherwise cause any applicable Agent/Trustee to object to, delay, impede, or take any other action to oppose or interfere, directly or indirectly, in any material respect with the approval, acceptance, or implementation of the Transactions.

Section 5.          Additional Provisions Regarding the Consenting Stakeholders’ Commitments.

Notwithstanding anything contained in this Agreement, nothing in this Agreement shall:

(a)       affect the ability of any Consenting Stakeholder to consult with any other Party, Person, or the Company Parties, or their respective advisors, counsel, or other representatives;

(b)       impair or waive the rights of any Consenting Stakeholder to assert or raise any objection not prohibited under this Agreement in connection with the Transactions;

(c)       prevent any Consenting Stakeholder from enforcing this Agreement or contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement or any other Definitive Document;

(d)       constitute a waiver or amendment of any term or provision of any Existing Debt Document, except as expressly contemplated in this Agreement or the Definitive Documents;

(e)       require any Consenting Stakeholder, other than as expressly set forth and agreed to in this Agreement or any other Definitive Document, to (i) incur, assume, become liable in respect of, or suffer to exist any expenses, liabilities, or other obligations, except with respect to costs and expenses that a Company Party has agreed to reimburse on terms satisfactory to such Consenting Stakeholder, (ii) agree to or become bound by any commitments, undertakings, concessions, indemnities, or other arrangements that could result in expenses, liabilities, or other obligations to such Consenting Stakeholder, except with respect to costs and expenses that a Company Party has agreed to reimburse on terms satisfactory to such Consenting Stakeholder or except as contemplated in the Definitive Documents, or (iii) provide any information that it reasonably determines to be sensitive or confidential, in each case, other than as expressly contemplated by the terms of this Agreement and/or the Definitive Documents;

(f)        prevent any Consenting Stakeholder from taking any customary perfection step or other action as is necessary to preserve or defend the validity, existence, and priority of its Company Claims or any lien securing any such Company Claims;

(g)       constitute a termination or release of lien on, or any security interest in, any of the assets of the Company Parties that secure obligations under any Existing Debt Document, except as expressly contemplated in the Definitive Documents;

(h)        from and after the Termination Date with respect to a given Consenting Stakeholder (other than a Termination Date as a result of the occurrence of the Closing Date), obligate such Consenting Stakeholder to deliver a vote or consent to support the Transactions or prohibit such Consenting Stakeholder from withdrawing such vote or consent, and such Consenting Stakeholder shall have the opportunity to change its vote or consent; provided that, upon the termination of this Agreement with respect to any Consenting Stakeholder, notwithstanding any withdrawal deadline established with respect to any Exchange Transaction, permit such Consenting Stakeholder to withdraw any Claims tendered in connection with the Exchange Transactions and revoke any consents provided in connection therewith;

(i)        (i) prevent any Consenting Stakeholder from taking any action that is required by applicable Law or (ii) require any Consenting Stakeholder to take any action which is prohibited by applicable Law or to waive or forego the benefit of any applicable legal professional privilege;

(j)        prevent any Consenting Stakeholder by reason of this Agreement or the Transactions from making, seeking, or receiving any regulatory filings, notifications, consents, determinations, authorizations, permits, approvals, licenses, or the like, in each case which such Consenting Stakeholder is required to make, seek, or receive under applicable Law;

(k)       require any Consenting Stakeholder to take any action on account of or with respect to its Equity Interests in any of the Company Parties; or

(l)        prohibit any Consenting Stakeholder from taking any action that is not inconsistent with this Agreement or the Transactions

Section 6.          Commitments of the Company Parties.

6.01.    Affirmative Commitments. Except as set forth in Section 7, during the Agreement Effective Period, each of the Company Parties agrees to:

(a)        support, approve, implement, and cooperate with each of the Parties, and use commercially reasonable efforts to take all actions reasonably necessary or reasonably requested by any other Party to facilitate the implementation and consummation of the Transactions in accordance with the terms, conditions, and applicable deadlines set forth in this Agreement and the Transaction Term Sheet;

(b)       to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Transactions, take all steps reasonably necessary and desirable to eliminate any such impediment; provided that, any material modification to the terms of the Transactions shall be made solely in accordance with Section 3 and Section 13 hereof;

(c)       use commercially reasonable efforts to promptly obtain any and all regulatory, governmental, and third-party approvals that are necessary or advisable to effectuate and consummate the Transactions;

(d)        negotiate in good faith and use commercially reasonable efforts to execute, deliver, implement, and effectuate the Definitive Documents and any other agreements that are necessary or advisable to effectuate and consummate the Transactions as contemplated by this Agreement and the other Definitive Documents;

(e)       consider in good faith all reasonable actions necessary or reasonably requested by the Consenting Stakeholders to facilitate the solicitation and consummation of the Transactions;

(f)        use commercially reasonable efforts to obtain additional support for the Transactions from the other Company Parties or the Company Parties’ stakeholders that are not Consenting Stakeholders, in each case, to the extent reasonably prudent to consummate the Transactions;

(g)       if the Company Parties receive an unsolicited Alternative Transaction Proposal, within two (2) Business Days of the receipt of such proposal or expression of interest, notify in writing the Ad Hoc Group Advisors and the Administrative Agent Advisor of the receipt thereof, with such notice to include the material terms thereof in accordance with any applicable confidentiality obligations of the Company Parties; provided that any applicable confidentiality obligations shall apply solely as to the inclusion of the material terms in the notice, and not as to the notification obligation itself;

(h)        conduct the Exchange Transactions and Consent Solicitations pursuant to the terms set forth in this Agreement, the Offering Memorandum, and the other Definitive Documents;

(i)         except for such matters that are approved by the Required Consenting Stakeholders in writing from time to time and except in connection with, or as contemplated by, the Transaction, conduct its business in the ordinary course consistent with past practice and in light of then-current market conditions, in compliance with applicable Law, and in a manner that is otherwise in compliance in all respect with all of the covenants, asset sale provisions, sacred rights, and loan repurchase provisions (and related provisions and definitions) in the Definitive Documents, as applicable, as if they were in effect from and after the Agreement Effective Date, including by (i) preserving intact its material business organization, (ii) maintaining in effect all of its material foreign, federal, state, and local licenses, permits, consents, franchises, approvals, and authorizations required to operate its business, and (iii) preserving relationships with its material landlords, customers, suppliers, and others having material business relationships with it to the extent practicable (it being understood that the Company Parties may modify or end any such relationships in the ordinary course of business as necessary); provided that, for the avoidance of doubt, the Company Parties may amend, terminate, or allow to expire agreements in the ordinary course of business and consistent with past practice or in connection with, or as contemplated by, the Transactions;

(j)         maintain their good standing and legal existence under the Laws of the state or other jurisdictions in which they are incorporated or organized;

(k)       upon reasonable advance notice and to the extent such requests are related to the Transactions, provide to the Consenting Stakeholders, the Ad Hoc Group Advisors, and the Administrative Agent Advisor (a) reasonable access to the management of and, to the extent appropriate, such applicable advisors to the Company Parties for the purpose of evaluating the Company Parties’ finances and operations and participating in the planning process with respect to the Transactions, (b) reasonably timely updates regarding the Transactions, including any material developments, (c) reasonably timely updates regarding the status of obtaining any necessary or desirable authorizations (including any consents) from any competent judicial body, governmental authority, banking, taxation, supervisory, or regulatory body, if any, and (d) any other information related to the Transactions reasonably requested by the Ad Hoc Group Advisors or the Administrative Agent Advisor; provided, however, that none of the foregoing shall be construed to create any obligation on any of the Company Parties’ professional advisors to take or refrain from taking any action or to participate in any communications or provide any information, absent an express contractual requirement to do so under their respective engagement agreements with the relevant Company Parties;

(l)        inform counsel to the Consenting Stakeholders as soon as reasonably practicable (and in any Event within two (2) Business Days of such actual knowledge) after becoming aware of the following: (i) the occurrence, or failure to occur, of any Event of which any Company Party has actual knowledge, the occurrence or failure of which would be reasonably likely to permit any Party to terminate, or would result in the termination of, this Agreement, (ii) receipt of any written notice from any third party alleging that the consent of such party is required in connection with the Transactions, (iii) receipt of any written notice from any governmental or regulatory body regarding any approval necessary to consummate the Transactions, (iv) any notice of any commencement of any proceeding commenced, or to the actual knowledge of the Company Parties, threatened in writing against any of the Company Parties in respect of the Transactions, (v) a material breach of this Agreement by any Party (including a breach by any Company Party), (vi) any representation or statement made by any Company Party under this Agreement that is proven to have been known to such Company Party to have been incorrect in any material respect when made, and (vii) the happening or existence of any Event that shall have made any of the conditions precedent set forth in Section 12 herein incapable of being satisfied prior to the Outside Date;

(m)      if any Company Party has actual knowledge of a material breach by any Company Party of such Company Party’s obligations, undertakings, representations, warranties, or covenants set forth in this Agreement or any other Definitive Document, furnish prompt written notice (and in any event within two (2) Business Days of such actual knowledge) to the other Parties hereto;

(n)      disclose this Agreement (including the Transaction Term Sheet attached hereto and Exhibits 10 and 11 attached thereto) by publicly filing a Form 8-K or any periodic report required or permitted to be filed by MultiPlan under the Exchange Act with the SEC or, if the SEC’s EDGAR filing system is not available, on a press release that results in prompt public dissemination of such information, in either case, on the first Business Day following the Agreement Effective Date; provided, that no information relating to the names or identities of any Consenting Stakeholders, or their individual holdings of Company Claims, shall be included (but the aggregate of such holdings may be disclosed); provided, further, that if it is not reasonably practicable to file a Form 8-K disclosing this Agreement (including the Transaction Term Sheet attached hereto and Exhibits 10 and 11 attached thereto) on the date hereof and the SEC’s EDGAR filing system is not available on the first Business Day following the Agreement Effective Date, the Company may instead file a Form 8-K disclosing this Agreement (including the Transaction Term Sheet attached hereto and Exhibits 10 and 11 attached thereto) on the next day that the SEC’s EDGAR filing system is available;

(o)       (i) complete the preparation, as soon as practicable after the Agreement Effective Date, of each of the Definitive Documents necessary to implement the Transactions, (ii) provide each of the Definitive Documents to, and afford reasonable opportunity for comment and review of each of the Definitive Documents by the Ad Hoc Group Advisors and the Administrative Agent Advisor (including using commercially reasonable efforts to ensure that the Ad Hoc Group Advisors and the Administrative Agent Advisor have at least two calendar days to review such Definitive Documents in advance of any filing, execution, distribution, or use (as applicable) thereof), and (iii) in accordance with Section 3, obtain the written consent (with email from counsel being sufficient) of the Required Consenting Stakeholders to the form and substance of each of the Definitive Documents; provided that any Permitted Modifications shall not require such consent; provided further that subject to Section 3 and Section 13 with respect to any modification thereto after the Agreement Effective Date, the form of any Definitive Documents attached to the Transaction Term Sheet shall be deemed to already be in compliance with this Section 6.01(o);

(p)       from and after the Closing Date, use commercially reasonable efforts to obtain releases from liability, substantially in the form of Section 14 hereof, from holders of Existing Notes or First Lien Term Loans prior to or in connection with any transaction involving the Existing Notes, including any exchange transaction, other than a transaction pursuant to which such Existing Notes or First Lien Term Loans, as applicable, will be refinanced or repurchased entirely with cash;

(q)       upon the termination of this Agreement with respect to any Consenting Stakeholder, notwithstanding any withdrawal deadline established with respect to any Exchange Transaction, permit such Consenting Stakeholder to withdraw any Claims tendered in connection with the Exchange Transactions and revoke any consents provided in connection therewith; and

(r)        use reasonable best efforts to satisfy any conditions under each of the Definitive Documents.

6.02.     Negative Commitments. Except as (x) set forth in Section 7, or (y) expressly contemplated by this Agreement, during the Agreement Effective Period, each of the Company Parties shall not, directly or indirectly:

(a)       object to, delay, impede, or take any other action that is likely to or the intended purpose of which is to interfere or that would be inconsistent with the acceptance, implementation, or consummation of the Transactions, other than as permitted herein;

(b)       take any action that is inconsistent in any material respect with, or is intended to or reasonably likely to frustrate, delay, or impede approval, implementation, and consummation of the Transactions or the Definitive Documents;

(c)       (i) execute or file any agreement, instrument, form, or other document that is utilized to implement or effectuate, or that otherwise relates to, this Agreement and/or the Transactions that, in whole or in part, is not consistent in all material respects with this Agreement, including the Transaction Term Sheet, or (ii) waive, amend, or modify any of the Definitive Documents, which waiver, amendment, modification, or filing contains any provision that is not consistent in all material respects with this Agreement;

(d)       (i) seek discovery in connection with, prepare, or commence any proceeding or other formal legal action that challenges (A) the amount, validity, allowance, character, enforceability, or priority of any Company Claims and/or Equity Interests of any of the Consenting Stakeholders, or (B) the validity, enforceability, or perfection of any lien or other encumbrance securing any Company Claims and/or Equity Interests of any of the Consenting Stakeholders or (ii) support any Person in connection with any of the acts described in this clause (i) of this Section 6.02(d) unless required by applicable Law;

(e)       enter into any agreements between any Company Party, on the one hand, and any other Company Party or equity holders holding at least ten percent (10%) of MultiPlan’s issued and outstanding equity or any named executive officer (as defined in Item 5.02 of Form 8-K) of MultiPlan, on the other hand; provided that the foregoing commitment shall not apply to any employment or employee compensation agreement entered into in the ordinary course of business consistent with past practice;

(f)        consummate the Transactions unless each of the conditions to the consummation of such Transactions set forth in this Agreement or any other Definitive Document has been satisfied (or waived by the applicable Persons in accordance with Section 13);

(g)       except in accordance with the Transactions or in the ordinary course of business, sell or otherwise transfer any assets (including, without limitation, any intellectual property) in a transaction or a series of transactions having a fair market value of $1 million or greater without the prior written consent of the Required Consenting Stakeholders; or

(h)       except in accordance with the Transactions or in the ordinary course of business and consistent with past practice, incur any indebtedness or guarantee any indebtedness of another Entity involving amounts greater than $1 million in principal amount in the aggregate across all such transactions without the prior written consent of the Required Consenting Stakeholders; provided that this Section 6.02(h) shall not apply to any indebtedness or guarantee incurred under the Revolving Credit Facility, as in existence as of the Agreement Effective Date and without further amendment, modification, or waiver or to any paid-in-kind interest under any of the Existing Debt Documents..

Section 7.         Additional Provisions Regarding Company Parties’ Commitments.

7.01.    Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall require any Company Party or the board of directors, board of managers, or similar governing body of any Company Party, after consulting with counsel, to take any action or to refrain from taking any action with respect to the Transactions to the extent the board of directors or managers determines that taking or failing to take such action would be inconsistent with applicable Law or its fiduciary obligations under applicable Law, and any such action or inaction pursuant to this Section 7.01 shall not be deemed to constitute a breach of this Agreement. The Company Parties shall notify the Ad Hoc Group Advisors and the Administrative Agent Advisor of any determination to take any action or to refrain from taking any action pursuant to this Section 7.01 within twenty-four (24) hours following such determination. Notwithstanding anything to the contrary herein, each Consenting Stakeholder reserves its rights to challenge any action taken or not taken based on such determination. This Section 7.01 shall not impede any Consenting Stakeholder’s right to terminate this Agreement pursuant to Section 11.01 of this Agreement.

7.02.    Notwithstanding anything to the contrary in this Agreement (but subject to Section 7.01), each Company Party and their respective directors, officers, employees, investment bankers, attorneys, accountants, consultants, and other advisors or representatives shall have the rights to: (a) consider, respond to, discuss, and/or negotiate unsolicited Alternative Transaction Proposals; (b) provide access to non-public information concerning any Company Party to any Entity that (i) provides an unsolicited Alternative Transaction Proposal, and (ii) enters into Confidentiality Agreements or nondisclosure agreements; provided that no Company Party shall enter into any Confidentiality Agreement or nondisclosure agreement to the extent such agreement would restrict its ability to share information concerning an unsolicited Alternative Transaction Proposal with the Ad Hoc Groups, the Ad Hoc Group Advisors, the Consenting Revolver Lenders, and the Administrative Agent Advisor, as required under this Agreement; (c) maintain or continue discussions or negotiations with respect to Alternative Transactions; (d) otherwise cooperate with, assist, participate in, or facilitate any inquiries, proposals, discussions, or negotiation of Alternative Transactions; and (e) enter into or continue discussions or negotiations with holders of Claims against or Equity Interests in a Company Party (including any Consenting Stakeholder), or any other Entity regarding the Transactions or Alternative Transactions. If the Company Parties receive an unsolicited Alternative Transaction Proposal, within two (2) Business Days of the receipt of such proposal or expression of interest, the Company Parties shall notify in writing the Ad Hoc Group Advisors and the Administrative Agent Advisor of the receipt thereof, with such notice to include the material terms thereof in accordance with any applicable confidentiality obligations of the Company Parties; provided that any applicable confidentiality obligations shall apply solely as to the inclusion of the material terms in the notice, and not as to the notification obligation itself.

7.03.    Nothing in this Agreement shall: (a) impair or waive the rights of any Company Party to assert or raise any objection permitted under this Agreement in connection with the Transactions; or (b) prevent any Company Party from enforcing this Agreement or contesting whether any matter, fact, or thing is a breach of, or is inconsistent with, this Agreement.

Section 8.         Transfer of Interests and Securities.

8.01.    During the Agreement Effective Period, no Consenting Stakeholder shall Transfer any ownership (including any beneficial ownership as defined in Rule 13d-3 under the Exchange Act) in any Company Claim to any other Person that is not a Consenting Stakeholder unless (such transferee described below, a “Permitted Transferee”):

(a)       in the case of any Company Claim, the authorized transferee is either (i) a “qualified institutional buyer” as defined in Rule 144A of the Securities Act, (ii) a non-U.S. person in an offshore transaction as defined under Regulation S under the Securities Act, or (iii) a Consenting Stakeholder; and

(b)       (i) the transferee executes and delivers to counsel to the Company Parties and counsel to the Consenting Stakeholders a Transfer Agreement or (ii) the transferee is a Consenting Stakeholder or an Affiliate thereof and the transferee provides notice of such Transfer (including the amount and type of Company Claims transferred) to counsel to the Company Parties and applicable counsel to such Consenting Stakeholder by the close of business on the second Business Day following such Transfer.

8.02.    Upon compliance with the requirements of Section 8.01, the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of the rights and obligations in respect of such transferred Company Claims, and the transferee shall be deemed to be a Consenting Stakeholder, as applicable, under this Agreement with respect to such transferred Company Claims. Any Transfer in violation of Section 8 shall be null and void ab initio and of no force or effect.

8.03.    This Agreement shall in no way be construed to preclude the Consenting Stakeholders from acquiring additional Company Claims; provided, however, that (a) such additional Company Claims shall automatically and immediately upon acquisition by a Consenting Stakeholder be deemed to be subject to this Agreement (regardless of when or whether notice of such acquisition is given to counsel to the Company Parties and applicable counsel to such Consenting Stakeholder), and (b) such Consenting Stakeholder must provide notice of such acquisition (including the amount and type of Company Claim acquired) to counsel to the Company Parties within five (5) Business Days of any acquisition (calculated based on the settled trade date).

8.04.     This Section 8 shall not impose any obligation on any Company Party to issue any “cleansing letter” or otherwise publicly disclose information for the purpose of enabling any Consenting Stakeholder to Transfer any of its Company Claims. Notwithstanding anything to the contrary herein, to the extent a Company Party and another Party have entered into a Confidentiality Agreement, the terms of such Confidentiality Agreement shall continue to apply and remain in full force and effect according to its terms, and this Agreement does not supersede any rights or obligations otherwise arising under such Confidentiality Agreements.

8.05.    Notwithstanding Section 8.01, a Qualified Marketmaker that acquires any Company Claims with the purpose and intent of acting as a Qualified Marketmaker for such Company Claims shall not be required to execute and deliver a Joinder or Transfer Agreement in respect of such Company Claims if (i) such Qualified Marketmaker subsequently Transfers such Company Claims (by purchase, sale, assignment, participation, or otherwise) within ten (10) Business Days of its acquisition to a transferee that is an Entity that is not an Affiliate, affiliated fund, or affiliated Entity with a common investment advisor of the Qualified Marketmaker; (ii) the transferee otherwise is a Permitted Transferee under Section 8.01; and (iii) the Transfer otherwise is permitted under Section 8.01. To the extent that a Consenting Stakeholder is acting in its capacity as a Qualified Marketmaker, it may Transfer (by purchase, sale, assignment, participation, or otherwise) any right, title, or interests in Company Claims that the Qualified Marketmaker acquires from a holder of the Company Claims who is not a Consenting Stakeholder without the requirement that the transferee be a Permitted Transferee.

8.06.    The Company Parties understand that the Consenting Stakeholders are engaged in a wide range of financial services and businesses, and in furtherance of the foregoing, the Company Parties as set forth in the signature pages hereto, acknowledge and agree that the obligations set forth in this Agreement shall only apply to the trading desk(s), fund(s), account(s), business group(s), and/or unit(s) of the Consenting Stakeholders that principally manage and/or supervise each Consenting Stakeholder’s investment in the Company Parties and shall not apply to any other trading desk, fund(s), account(s), business group(s), and/or unit(s) therein of each Consenting Stakeholder so long as they are not acting at the direction or for the benefit of such Consenting Stakeholder or in connection with such Consenting Stakeholder’s investment in the Company Parties. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, (a) any Person or any trading desk(s), fund(s), account(s), business group(s), and/or unit(s) therein of, or advised by the same investment advisor of, a Consenting Stakeholder shall not be a Consenting Stakeholder nor deemed an Affiliate, Consenting Stakeholder Releasing Party, or Related Party of a Consenting Stakeholder to the extent expressly excluded on a Consenting Stakeholder’s signature page to this Agreement, and (b) any Affiliates or Related Parties of any Consenting Revolver Lender (including any separate branch, trading desk, fund, and/or business group of a Consenting Revolver Lender) shall not be deemed to be Consenting Revolver Lenders themselves unless such Affiliates or Related Parties have themselves signed this Agreement. This Agreement does not cover Company Claims or Equity Interests that are now owned or subsequently acquired by Affiliates or Related Parties of the Consenting Revolver Lenders unless such holders execute separate signature pages to this Agreement, Joinders, or Transfer Agreements.

8.07.    Further, notwithstanding anything in this Agreement to the contrary, the Parties agree that, in connection with the delivery of signature pages to this Agreement by a Consenting Stakeholder that is a Qualified Marketmaker before the occurrence of conditions giving rise to the effective date for the obligations and the support hereunder, such Consenting Stakeholder shall be a Consenting Stakeholder hereunder solely with respect to the Company Claims listed on such signature pages and shall not be required to comply with this Agreement for any other Company Claim it may hold from time to time in its role as a Qualified Marketmaker; provided that, if a Qualified Marketmaker acquires any Company Claims from a Consenting Stakeholder and is unable to transfer such Company Claims within ten (10) Business Days, the Qualified Marketmaker shall execute and deliver a Transfer Agreement in respect of such Company Claims and become a Consenting Stakeholder with respect to such Company Claims in accordance with the terms hereof; provided further, that, the Qualified Marketmaker shall automatically, and without further notice or action, no longer be a Consenting Stakeholder with respect to such Company Claims at such time that the transferee of such Company Claims becomes a Consenting Stakeholder with respect to such Company Claims.

8.08.    Notwithstanding anything to the contrary in this Section 8, the restrictions on Transfer set forth in this Section 8 shall not apply to the grant of any liens or encumbrances on any Claims and interests (i) in favor of a bank or broker-dealer holding custody of such Claims and interests in the ordinary course of business and which lien or encumbrance is released upon the Transfer of such Claims and interests or (ii) related to any collateralized loan obligation and its fund structuring or the issuance of any notes or any similar instruments related thereto, in each case made in the ordinary course of business.

Section 9.          Representations and Warranties of Consenting Stakeholders.

Each Consenting Stakeholder, severally agrees and neither jointly nor jointly and severally, represents and warrants (including, with respect to clause (d) below, for the benefit of the Parties’ respective financial advisors) that, as of the date such Consenting Stakeholder executes and delivers this Agreement, a Joinder, or a Transfer Agreement (as applicable):

(a)       it is the beneficial or record owner (which shall be deemed to include any unsettled trades) of the face amount of its respective Company Claims or is the nominee, investment manager, or advisor for beneficial owners of such Company Claims reflected on such Consenting Stakeholder’s signature page to this Agreement, Joinder, or a Transfer Agreement, as applicable (as it may be updated pursuant to Section 8), or as held in its capacity as Qualified Marketmaker;

(b)       it has (or, upon the settlement of unsettled trades, will have) the full power and authority to act on behalf of, vote, tender, approve changes to, Transfer, and consent to matters concerning all such Company Claims as contemplated by this Agreement subject to applicable Law;

(c)       such Company Claims are (or will be upon the settlement of unsettled trades) free and clear of any pledge, lien, security interest, charge, Claim, equity, option, proxy, voting restriction, right of first refusal, or other limitation on disposition, Transfer, or encumbrances of any kind, that would adversely affect in any way such Consenting Stakeholder’s ability to perform any of its obligations under this Agreement at the time such obligations are required to be performed;

(d)       solely with respect to Company Claims (i) it is either (A) a “qualified institutional buyer” as defined in Rule 144A of the Securities Act, (B) a non-U.S. person in an offshore transaction as defined under Regulation S under the Securities Act, or (C) an institutional “accredited investor” (within the meaning of the Rules), (ii) any securities acquired by such Consenting Stakeholder in connection with the Transactions will have been acquired for investment and not with a view to distribution or resale in violation of the Securities Act, (iii) if it is to acquire any securities, as defined in the Securities Act, pursuant to the Transactions, it acknowledges that such securities have not been and will not be registered under the Securities Act and that such securities are being offered and sold by the Company pursuant to an exemption from the registration requirements of the Securities Act, in reliance upon such Consenting Stakeholder’s representations, as applicable, contained in this Agreement and cannot be sold unless subsequently registered under the Securities Act or pursuant to an exemption from registration is available, (iv) it is not acquiring the securities contemplated to be acquired by it in connection with the Transactions as a result of any advertisement, article, notice, or other communication regarding such securities published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement, and (v) it has such knowledge and experience in financial and business matters that such Consenting Stakeholder, as applicable, is capable of evaluating the merits and risks of the securities to be acquired by it (if any) pursuant to the Transactions and understands and is able to bear any economic risks with such investment; and

(e)       it does not directly or indirectly own any Company Claims other than as identified below its name on its signature page hereof; provided, that it shall not be deemed a breach of this Section 9(e) if a Consenting Stakeholder is an Affiliate of, or under common investment manager with, an individual fund or account that cannot execute this Agreement or participate in the Transactions for structural reasons; provided, further, that, for purposes of this Section 9(e) and for the avoidance of doubt, “Consenting Stakeholder” shall mean and be reference to the desk, team, fund(s), account(s), group(s), or unit(s) therein of such Consenting Stakeholder identified in such Consenting Stakeholder’s signature page hereto or in any Joinder or Transfer Agreement and only those Company Claims of such desk, team, fund(s), account(s), group(s), or unit(s) thereof set forth or identified in such signature page, Joinder, or Transfer Agreement, and only those Company Claims of such desk, team, fund(s), account(s), group(s), or unit(s) thereof set forth or identified in such signature page, Joinder, or Transfer Agreement;

provided, however, it is understood and agreed that the representations and warranties made by a Consenting Stakeholder that is an investment manager, advisor, or subadvisor of a beneficial owner of Company Claims and/or Equity Interests are made with respect to, and on behalf of, such beneficial owner and not such investment manager, advisor, or subadvisor, and, if applicable, are made severally (and not jointly) with respect to the investment funds, accounts, and other investment vehicles managed by such investment manager, advisor, or subadvisor; provided, further, that (x) the Parties acknowledge that certain Company Claims held by the Consenting Stakeholders may be TRS / Repo / On Loan Claims as of the date hereof, (y) the representations and warranties in Sections 9(b) and (c) are qualified by the fact that such Company Claims may be TRS / Repo / On Loan Claims and the representations and warranties made by a Consenting Stakeholder that is a beneficial owner of any TRS / Repo / On Loan Claim are made with respect to, and on behalf of, itself or the TRS / Repo / On Loan Counterparty, as applicable, and (z) to the extent any TRS / Repo / On Loan Counterparty fails to comply with the terms and conditions of this Agreement with respect to the execution of any Definitive Document or the participation of the applicable TRS / Repo / On Loan Claim in the Transactions as of the Agreement Effective Date, then, notwithstanding Section 4.01(m), the applicable Consenting Stakeholder represents and warrants that it shall, on or before the relevant consent, voting, and tender dates described herein and in the other Definitive Documents, obtain such full power and authority referred to in Section 9(b) and shall obtain such ownership referred to in Section 9(c) free and clear of any restriction, including without limitation with respect to any consent, voting, and tender obligations of such Consenting Stakeholder.

Section 10.        Mutual Representations, Warranties, and Covenants. Each of the Parties, severally and not jointly, represents, warrants, and covenants to each other Party that, as of the date such Party executes and delivers this Agreement, a Joinder, or a Transfer Agreement, as applicable:

(a)       it is validly existing and in good standing under the Laws of the state of its organization, and has all requisite corporate, partnership, limited liability company, or other organizational power and authority to enter into this Agreement and to carry out the Transactions contemplated herein and to perform its respective obligations under this Agreement and the Definitive Documents;

(b)       this Agreement is a legal, valid, and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable Laws relating to or limiting creditors’ rights generally, by equitable principles relating to enforceability, or a ruling of a court of competent jurisdiction;

(c)        except as expressly provided in this Agreement, no consent or approval is required by any other Person or Entity in order for it to effectuate the Transactions contemplated by, and perform its respective obligations under, this Agreement;

(d)       except as expressly provided in this Agreement (including the Transaction Term Sheet), the entry into and performance by it of, and the transactions contemplated by, this Agreement do not, and will not conflict in any material respect with any Law or regulation applicable to it or with any of its articles of association, memorandum of association, or other constitutional documents;

(e)        except as expressly provided in this Agreement, it has (or will have, at the relevant time) all requisite corporate or other power and authority to enter into, execute, and deliver this Agreement and to effectuate the Transactions contemplated by, and perform its respective obligations under, this Agreement; and

except as expressly provided by this Agreement, it is not party to any restructuring support or similar agreements or arrangements regarding the equity or indebtedness of any of the Company Parties that have not been disclosed to all Parties to this Agreement.

Section 11.       Termination Events.

11.01.   Consenting Stakeholder Termination Events. On any date prior to the Closing Date, this Agreement may be terminated (a) with respect to the Akin/Evercore Ad Hoc Group, by the Required Akin/Evercore Ad Hoc Group Members; (b) with respect to the DPW/PJT Ad Hoc Group, by the Required Consenting DPW/PJT Ad Hoc Group Members; (c) with respect to the Gibson/Houlihan Ad Hoc Group, by the Required Consenting Gibson/Houlihan Ad Hoc Group Members; and (d) with respect to the Consenting Revolver Lenders, by the Required Consenting Revolver Lenders, in each case, by the delivery to the Company Parties and the other Parties or their respective counsel of a written notice in accordance with Section 15.10, stating in reasonable detail the basis for termination, upon the occurrence of the following Events:

(a)       a Company Party breaches in any material respect any of the respective undertakings, representations, warranties, covenants, or obligations of the Company Parties set forth in this Agreement that, (A) is adverse to the Consenting Stakeholders seeking termination pursuant to this provision, and (B) to the extent curable, remains uncured for ten (10) Business Days after such terminating Consenting Stakeholders transmit a written notice in accordance with Section 15.10 detailing any such breach;

(b)       the issuance by any Governmental Body, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling, judgment, decision, determination, or order that (i) enjoins the consummation of a material portion of the Transactions or renders the Transactions illegal or impossible and (ii) remains in effect for ten (10) Business Days after the Required Consenting Stakeholders transmit a written notice in accordance with Section 15.10 detailing any such issuance; provided, that this termination right shall not apply to or be exercised by the Required Consenting Stakeholders or any individual Consenting Stakeholder if such Party sought or requested such ruling, judgment, decision, determination, or order in contravention of any obligation or restriction set out in this Agreement;

(c)       any Company Party (i) consummates, or enters into a binding agreement to consummate an Alternative Transaction, or (ii) exercises any of its rights, or provides notice under, Section 11.02, or (iii) publicly announces, or announces to any Consenting Stakeholder, other holder of Company Claims, or the advisors to the Ad Hoc Groups or the Administrative Agent its intention to pursue an Alternative Transaction or not to pursue or support the Transactions;

(d)       the termination of this Agreement in accordance with its terms by any of (i) the Required Akin/Evercore Ad Hoc Group Members, (ii) the Required Consenting DPW/PJT Ad Hoc Group Members, (iii) the Required Consenting Gibson/Houlihan Ad Hoc Group Members, or (iv) the Required Consenting Revolver Lenders;

(e)       any Company Party, without the consent of the Required Consenting Stakeholders: (i) commences a voluntary case under title 11 of the United States Code, 11 U.S.C. § § 101-1532, as amended; (ii) consents to the appointment of, or taking possession by, a receiver, liquidator, assignee, custodian, trustee, or sequestrator (or similar official) of any Company Party or a material portion of the property or assets of any Company Party; (iii) seeks any arrangement, adjustment, protection, or relief of its debts; or (iv) makes any general assignment for the benefit of its creditors;

(f)        the commencement of an involuntary case against any Company Party or the filing of an involuntary petition or application seeking bankruptcy, insolvency, winding up, dissolution, liquidation, administration, moratorium, reorganization, corporate reorganization, any stay of enforcement and/or proceedings, or other relief in respect of any Company Party or its debts or of a substantial part of its assets, under any federal, state, provincial or other foreign bankruptcy, insolvency, corporate restructuring, administrative, receivership or similar law now or hereafter in effect, provided, that such involuntary proceeding is not dismissed within a period of thirty (30) days after the filing thereof, provided further that this termination right may not be exercised by any Consenting Stakeholder if any Consenting Stakeholder(s) commenced, filed, or supported such case or proceeding;

(g)       the Company Parties terminate any Lender Advisor Engagement Letters;

(h)       the Company Parties terminate this Agreement in accordance with Section 11.02 hereof;

(i)         the occurrence of a material breach of this Agreement by any Consenting Stakeholder, which breach has not been cured (if susceptible to cure) within five (5) Business Days after written notice in accordance with Section 15.10 hereof to the Company Parties and the other Consenting Stakeholders; provided, however, that so long as the non-breaching Consenting Stakeholders continue to hold or control greater than (i) fifty (50)% of the Revolving Credit Commitments, (ii) fifty (50)% of the aggregate principal amount of First Lien Term Loans, (iii) fifty percent (50)% of the aggregate outstanding principal amount of Secured Notes, (iv) fifty (50)% of the aggregate principal amount of Unsecured Notes, and (v) fifty (50)% of the aggregate principal amount of Convertible Notes, such termination shall be effective only with respect to such breaching Consenting Stakeholders; provided, further, that neither a breaching Consenting Stakeholder nor an Affiliate or a Party acting in concert with a breaching Consenting Stakeholder can exercise the termination right under this Section 11.01(i);

(j)        the Exchange Transactions shall not have been launched and publicly announced by January 10, 2024; or

(k)       the Outside Date shall have occurred.

11.02.  Company Party Termination Events. Any Company Party may terminate this Agreement as to all Parties upon prior written notice to all Parties in accordance with Section 15.10 upon the occurrence of any of the following Events:

(a)       the breach in any material respect by one or more of the Consenting Stakeholders of any provision set forth in this Agreement or any other agreement to be entered into in connection with the Transactions solely in the Event that such breach (i) remains uncured for a period of ten (10) Business Days after such terminating Company Party transmits a written notice in accordance with Section 15.10 detailing any such breach and (ii) prevents or materially hinders the occurrence of any condition to closing the Transactions under any of the Definitive Documents; provided that, subject to Section 11.01(g), such termination right set forth in this Section 11.02(a) shall only be effective as to the Consenting Stakeholder so breaching;

(b)       the board of directors, board of managers, or such similar governing body of any Company Party determines in good faith, after consulting with counsel, (i) that proceeding with any of the Transactions would be inconsistent with the exercise of its fiduciary duties or applicable Law or (ii) in the exercise of its fiduciary duties, to pursue an Alternative Transaction;

(c)       the issuance by any Governmental Body, including any regulatory authority or court of competent jurisdiction, of any final, non-appealable ruling, judgement, decision, determination, or order that (i) enjoins the consummation of a material portion of the Transactions or renders the Transactions illegal or impossible and (ii) remains in effect for thirty (30) Business Days after any Company Party transmits a written notice in accordance with Section 15.10 detailing any such issuance; provided, that this termination right shall not apply to or be exercised by any Company Party that sought or requested such ruling, judgement, decision, determination, or order in contravention of any obligation or restriction set out in this Agreement; or

(d)       the Outside Date shall have occurred.

11.03.  Mutual Termination. This Agreement, and the obligations of all Parties hereunder, may be terminated by mutual written agreement among each Company Party and the Required Consenting Stakeholders.

11.04.   Individual Termination. Any Consenting Stakeholder may terminate this Agreement as to itself only, upon written notice to the Company Parties and the other Consenting Stakeholders in the Event that (a) the Outside Date shall have occurred, or (b) this Agreement is amended without its consent in such a way as to alter any of the material terms hereof in a manner that is disproportionately adverse to such Consenting Stakeholder as compared to similarly situated Consenting Stakeholders by giving seven (7) Business Days’ written notice to the Company Parties and the other Consenting Stakeholders; provided, however, that if the non-terminating Consenting Stakeholders, within such seven (7) Business Day period, further amend this Agreement so as to cure (in a manner reasonably acceptable to the terminating Consenting Stakeholder) such disproportionately adverse impact on the terminating Consenting Stakeholder, such termination shall be immediately void.

11.05.  Automatic Termination. This Agreement shall terminate automatically as to all Parties immediately upon the occurrence of the Closing Date without any further required action or notice.

11.06.   Effect of Termination. Upon the occurrence of a Termination Date as to a Party, this Agreement shall be of no further force and effect as to such Party and each Party subject to such termination shall be released from its commitments, undertakings, and agreements under or related to this Agreement and shall have the rights and remedies that it would have had had it not entered into this Agreement and shall be entitled to take all actions, whether with respect to the Transactions or otherwise, that it would have been entitled to take had it not entered into this Agreement, including with respect to any and all Claims or Causes of Action; provided, however, that in no Event shall any such termination relieve any Party from (a) liability for its breach or non-performance of its obligations under this Agreement prior to the Termination Date or (b) obligations under this Agreement which by their terms expressly survive termination of this Agreement pursuant to Section 15.19. Upon the occurrence of the Termination Date prior to the Closing Date, any and all consents tendered by the Parties subject to such termination with respect to the Transactions, in each case before the Termination Date, shall be deemed, for all purposes, to be null and void from the first instance and shall not be considered or otherwise used in any manner by the Parties in connection with the Transactions, this Agreement, or otherwise (without the need to seek an order of a court of competent jurisdiction or consent from the Company Parties or any other applicable Party allowing such change). Nothing in this Agreement shall be construed as prohibiting the Company Parties or any of the Consenting Stakeholders from contesting whether any such termination is in accordance with the terms of this Agreement or from seeking enforcement of any rights under this Agreement that arose or existed before the Termination Date. Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict (a) any right of any Company Party or the ability of any Company Party to protect and reserve its rights (including rights under this Agreement), remedies, and interests, including its Claims against any Consenting Stakeholder, and (b) any right of any Consenting Stakeholder, or the ability of any Consenting Stakeholder, to protect and preserve its rights (including rights under this Agreement), remedies, and interests, including its Claims against any Company Party or Consenting Stakeholder. No purported termination of this Agreement shall be effective under this Section 11.06 or otherwise if the Party seeking to terminate this Agreement is in material breach of this Agreement, except a termination pursuant to Section 11.01(b), 11.02(b), and/or Section 11.02(c). Nothing in this Section 11.06 shall restrict any Company Party’s right to terminate this Agreement in accordance with Section 11.02(b).

Section 12.       Conditions Precedent to Closing Date.

The occurrence of the Closing Date shall be subject to the satisfaction or waiver by the Company Parties and the Required Consenting Stakeholders of the following conditions on or prior to the Closing Date:

(a)       the Agreement Effective Date shall have occurred; and

(b)       the conditions set forth in the Transaction Term Sheet under the heading “Conditions Precedent to Closing Date” shall have been satisfied.

Section 13.        Amendments and Waivers.

(a)        This Agreement may not be modified, amended, or supplemented, and no condition or requirement of this Agreement may be waived, in any manner except in accordance with this Section 13.

(b)       This Agreement may be modified, amended, or supplemented, or a provision, condition, or requirement of this Agreement may be waived, only in a writing signed by: (i) each Company Party, (ii) the Required Akin/Evercore Ad Hoc Group Members, (iii) the Required Consenting DPW/PJT Ad Hoc Group Members, (iv) the Required Consenting Gibson/Houlihan Ad Hoc Group Members, and (v) the Required Consenting Revolver Lenders; provided, however, that (A) if the proposed modification, amendment, waiver, or supplement has a material, disproportionate, and adverse effect on any of the Company Claims held by Consenting Stakeholder as compared to similarly situated Consenting Stakeholders, then the consent of each such affected Consenting Stakeholder shall also be required, or if such consent cannot be obtained, such Consenting Stakeholder can (upon the effectiveness of such modification, amendment, waiver, or supplement) terminate the Agreement as to itself only, (B) any modification, amendment, or supplement to this Section 13 shall require the consent of all Parties, (C) any modification, amendment, or supplement to the definition of “Outside Date” shall require the consent of the Supermajority Consenting Creditors; provided that any modification, amendment, or supplement to the definition of “Outside Date” beyond March 10, 2025, shall not be binding on any Consenting Stakeholder that has not provided prior written consent to such modification, amendment, or supplement, (D) any modification, amendment, or supplement to the definition of “Required Consenting Stakeholders” and any other defined term whose definition affects the population covered by “Required Consenting Stakeholders” shall require the consent of all Consenting Stakeholders, (E) any modification, amendment, or supplement to the definition of “Required Consenting Revolver Lenders” and any other defined term whose definition affects the population covered by “Required Consenting Revolver Lenders” shall require the consent of each Consenting Revolver Lender, (F) any modification, amendment, or supplement to the definition of “Required Akin/Evercore Ad Hoc Group Members” and any other defined term whose definition affects the population covered by “Required Akin/Evercore Ad Hoc Group Members” shall require the consent of all members of the Akin/Evercore Ad Hoc Group, (G) any modification, amendment, or supplement to the definition of “Required Consenting DPW/PJT Ad Hoc Group Members” and any other defined term whose definition affects the population covered by “Required Consenting DPW/PJT Ad Hoc Group Members” shall require the consent of all members of the DPW/PJT Ad Hoc Group, and (H) any modification, amendment, or supplement to the definition of “Required Consenting Gibson/Houlihan Ad Hoc Group Members” and any other defined term whose definition affects the population covered by “Required Consenting Gibson/Houlihan Ad Hoc Group Members” shall require the consent of all members of the Gibson/Houlihan Ad Hoc Group.

(c)       Any proposed modification, amendment, waiver, or supplement that does not comply with this Section 13 shall be ineffective and void ab initio.

(d)       The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising, any right, power, or remedy under this Agreement shall operate as a waiver of any such right, power, or remedy or any provision of this Agreement, nor shall any single or partial exercise of such right, power, or remedy by such Party preclude any other or further exercise of such right, power, or remedy or the exercise of any other right, power, or remedy. All remedies under this Agreement are cumulative and are not exclusive of any other remedies provided by Law.

Section 14.        Mutual Releases.

14.01.   Releases by the Company Releasing Parties. Except as expressly set forth in this Agreement, effective on the Closing Date, in exchange for the cooperation with, participation in, and entering into the Transactions by the Consenting Stakeholders and other good and valuable consideration, the adequacy of which is hereby confirmed, each Released Party and their respective property is hereby deemed finally and forever released and discharged by each and all of the Company Releasing Parties, in each case on behalf of themselves and their respective successors, assigns, and representatives, and any and all other Entities who may purport to assert any Cause of Action, directly or derivatively, by, through, for, or because of the foregoing Entities, to the fullest extent permitted under applicable law, from any and all Causes of Action, whether known or unknown, including any derivative Claims, asserted or assertable on behalf of any of the Company Releasing Parties would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim against, or Equity Interest in, a Company Releasing Party, based on or relating to, or in any manner arising from, in whole or in part, the Company Parties (including the management, ownership, or operation thereof), the purchase, sale, or rescission of any security of the Company Parties, the subject matter of, or the transactions or Events giving rise to the business or contractual arrangements between any Company Party and Released Party, the Company Parties’ out-of-court restructuring efforts, intercompany transactions, this Agreement, the Definitive Documents, or any Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with this Agreement or the Definitive Documents, or upon any other act, or omission, transaction, agreement, Event, or other occurrence taking place on or before the Agreement Effective Date.

14.02.  Releases by the Consenting Stakeholder Releasing Parties. Except as expressly set forth in this Agreement, effective on the Closing Date, in exchange for good and valuable consideration, the adequacy of which is hereby confirmed, each Released Party and their respective property is hereby deemed finally and forever released and discharged by each and all of the Consenting Stakeholder Releasing Parties, in each case on behalf of themselves and their respective successors, assigns, and representatives, and any and all other Entities who may purport to assert any Cause of Action, directly or derivatively, by, through, for, or because of the foregoing Entities, to the fullest extent permitted under applicable law, from any and all Causes of Action, whether known or unknown, including any derivative Claims, asserted or assertable on behalf of any of the Company Parties would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim against, or Equity Interest in, the Company Parties, based on or relating to, or in any manner arising from, in whole or in part, the Company Parties (including the management, ownership, or operation thereof), the purchase, sale, or rescission of any security of the Company Parties, the subject matter of, or the transactions or events giving rise to, the business or contractual arrangements between any Company Party and Released Party, the Company Parties’ out-of-court restructuring efforts, intercompany transactions, this Agreement, the Definitive Documents, or any Transaction, contract, instrument, release, or other agreement or document created or entered into in connection with this Agreement or the Definitive Documents, or upon any other act, or omission, transaction, agreement, event, or other occurrence taking place on or before the Agreement Effective Date. Notwithstanding anything to the contrary in the foregoing, the releases set forth above do not release any rights or obligations after the Closing Date of any Party or Entity under the Transactions, any other Definitive Documents, the New 1L Credit Agreement, New 1O 1L Term Loans, New 2O 1L Notes, New 2O 1L Notes Indentures, New 2O 1L Term Loans, New 3O 1L Notes, New 3O 1L Notes Indentures, New Revolver Loans, Equity Interests, or any document, instrument, or agreement executed to implement the Transactions.

14.03.  No Additional Representations and Warranties. Each of the Parties agrees and acknowledges that, except as expressly provided in this Agreement and the Definitive Documents, no other Party, in any capacity, has warranted or otherwise made any representations concerning any Released Claim (including any representation or warranty concerning the existence, nonexistence, validity, or invalidity of any Released Claim). Notwithstanding the foregoing, nothing contained in this Agreement is intended to impair or otherwise derogate from any of the representations, warranties, or covenants expressly set forth in this Agreement or any of the Definitive Documents.

14.04.   Releases of Unknown Claims. Each of the Releasing Parties in each of the Releases contained in this Agreement expressly acknowledges that although ordinarily a general release may not extend to Released Claims which the Releasing Party does not know or suspect to exist in its favor, which if known by it may have materially affected its settlement with the party released, they have carefully considered and taken into account in determining to enter into the above Releases the possible existence of such unknown losses or Claims. Without limiting the generality of the foregoing, each Releasing Party expressly waives and relinquishes any and all rights such Party may have or conferred upon it under any federal, state, or local statute, rule, regulation, or principle of common Law or equity which provides that a release does not extend to Released Claims that the claimant does not know or suspect to exist in its favor at the time of providing the Release or that may in any way limit the effect or scope of the Releases with respect to Released Claims that such Party did not know or suspect to exist in such Party’s favor at the time of providing the Release, that in each case if known by it may have materially affected its settlement with any Released Party. Each of the Releasing Parties expressly acknowledges that the Releases and covenants not to sue contained in this Agreement are effective regardless of whether those released matters or Released Claims are presently known or unknown, suspected or unsuspected, or foreseen or unforeseen.

14.05.  Turnover of Subsequently Recovered Assets. In the event that any Releasing Party (including its successors and assigns, including, without limitation, any estate, receiver, trustee, debtor-in-possession, or other Person), third party, estate, trustee, debtor-in-possession, creditor, estate, creditors’ committee, or any other Person is successful in pursuing, or otherwise obtains liens or any other right or benefit in, any Released Claim or any Claim that would have been a Released Claim if the Person bringing such Claim were party to this Agreement, including any avoidance, preference, strong arm, or claw back action subsequently arising by operation of an insolvency or creditor rights Law, that would have been a Released Claim if the Person bringing such Claim were party to this Agreement), each Releasing Party agrees that it shall not recover any funds, property, or other value received, awarded, or arising from settlement, judgment, or other resolution of such actual or threatened Claim and shall assign any such recoveries exclusively to, and hold them in trust exclusively for, such Released Party.

14.06.  Certain Limitations on Releases. For the avoidance of doubt, nothing in this Agreement and the Releases contained in this Section 14 shall or shall be deemed to result in the waiving or limiting by (a) the Company Parties, or any officer, director, member of any governing body, or employee thereof, of (i) any indemnification against any Company Party, any of their insurance carriers, or any other Entity, (ii) any rights as beneficiaries of any insurance policies, (iii) wages, salaries, compensation, or benefits, (iv) intercompany Claims, or (v) any Equity Interest held by a Company Party; (b) the Consenting Stakeholders or any Agent/Trustee of (i) any indemnification against any Company Party, any of their insurance carriers, or any other Entity, (ii) any Equity Interests in any of the Company Parties or any Claims with respect to any dividends or distributions on account of any Equity Interests in any of the Company Parties, or (iii) any Claims or “Obligations” under and as defined in each of the Existing Debt Documents, or any other financing document (or any other financing document under and as defined therein); (c) any Claims, Causes of Action or liabilities arising from any act or omission of a Released Party that constitutes actual fraud, willful misconduct, or gross negligence, and (d) any Party or other Entity of any post-Agreement Effective Date obligations under this Agreement, the Transactions, or any document, instrument, or agreement executed to implement the Transactions, or any Claim or obligation arising under the Transactions.

14.07.   Covenant Not to Sue. Each of the Releasing Parties hereby further agrees and covenants not to, and shall not, commence or prosecute, or assist or otherwise aid any other Entity in the commencement or prosecution of, whether directly, derivatively or otherwise, any Released Claims.

Section 15.        Miscellaneous.

15.01.  Acknowledgement. Notwithstanding any other provision herein, this Agreement is not and shall not be deemed to be an offer with respect to any securities or solicitation of votes for any purpose.

15.02.  Exhibits Incorporated by Reference; Conflicts. Each of the exhibits, annexes, signatures pages, and schedules attached hereto is expressly incorporated herein and made a part of this Agreement, and all references to this Agreement shall include such exhibits, annexes, and schedules, including the Transaction Term Sheet. Subject to Section 3, in the event of any inconsistency between this Agreement (without reference to the Transaction Term Sheet or the other exhibits, annexes, and schedules hereto) and the exhibits, annexes, and schedules hereto, the exhibits, annexes, and schedules thereto (including the Transaction Term Sheet) shall govern; provided, however, that in the event of any inconsistency between the Transaction Term Sheet and any of the Definitive Documents, the applicable Definitive Document shall govern.

15.03.   Further Assurances. Subject to the other terms of this Agreement, the Parties covenant and agree to use commercially reasonable efforts to cooperate with each other in good faith with respect to the pursuit, approval, implementation, and consummation of the Transactions, as well as the negotiation, drafting, execution, and delivery of documents (including any related orders, agreements, instruments, schedules, or exhibits) described in this Agreement or the Definitive Documents or reasonably appropriate or necessary, from time to time, to effectuate the Transactions, as applicable, in accordance with this Agreement and the Definitive Documents; provided that this Section 15.03 shall not limit the right of any party hereto to exercise any right or remedy provided for in this Agreement (including the approval rights set forth in Section 3).

15.04.  Complete Agreement. Except as otherwise explicitly provided herein, this Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, among the Parties with respect thereto, other than any Confidentiality Agreement.

15.05.  GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM. THIS AGREEMENT AND ANY CLAIMS, DISPUTES, CONTROVERSIES OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT, OR OTHERWISE AND IN LAW OR IN EQUITY) BASED UPON, ARISING OUT OF, OR RELATING TO THIS AGREEMENT ARE TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION. Each Party to this Agreement agrees that it shall bring any action, suit, or proceeding in respect of any Claim (whether in contract, tort, or otherwise and in Law or in equity) arising under or out of or in connection with this Agreement in the U.S. District Court for the Southern District of New York in New York City, New York or the state courts located therein, and solely in connection with Claims arising under or out of or in connection with this Agreement: (a) irrevocably accepts and submits to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit, or proceeding; (b) waives any objection to laying venue in any such action, suit, or proceeding in such court; and (c) waives any objection that such court is an inconvenient forum or does not have jurisdiction over any Party to this Agreement.

15.06.   Trial by Jury Waiver. EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER IN CONTRACT, TORT, OR OTHERWISE AND IN LAW OR IN EQUITY) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

15.07.  Execution of Agreement. This Agreement may be executed and delivered in any number of counterparts and by way of electronic signature and delivery; each such counterpart, when executed and delivered, shall be deemed an original; and all such counterparts together shall constitute the same agreement. Except as expressly provided in this Agreement, each individual executing this Agreement on behalf of a Party has been duly authorized and empowered to execute and deliver this Agreement on behalf of such Party. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity, or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

15.08.  Rules of Construction. This Agreement is the product of negotiations among the Company Parties and the Consenting Stakeholders and, in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party’s having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof. The Company Parties and the Consenting Stakeholders were each represented by counsel during the negotiation and drafting of this Agreement and continue to be represented by counsel.

15.09.  Successors and Assigns; Third Parties. This Agreement is intended to bind and inure to the benefit of the Parties, the Released Parties (solely with respect to Section 14 hereof) their respective successors and permitted assigns, as applicable. Except to the extent otherwise expressly stated or referred to herein, there are no third-party beneficiaries under this Agreement, other than, as applicable, the Released Parties, and the rights or obligations of any Party under this Agreement may not be assigned, delegated, or transferred to any other Person or Entity.

15.10.   Notices. All notices hereunder shall be deemed given if in writing and delivered, by electronic mail, courier, or registered or certified mail (return receipt requested), to the following addresses (or at such other addresses as shall be specified by like notice):

(a)        if to a Company Party, to:

MultiPlan Corporation
115 Fifth Avenue
New York, NY 10003
Attention:	Doug Garis, Chief Financial Officer
James Head, Strategic Advisor (MultiPlan)

E-mail address:	[*****]
[*****]

with copies to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention:	David Nemecek, P.C.,
Christopher T. Greco, P.C.,
Sophia Hudson, P.C.
Derek I. Hunter, and
Oliver Paré

E-mail address:	david.nemecek@kirkland.com
cgreco@kirkland.com
sophia.hudson@kirkland.com
derek.hunter@kirkland.com
oliver.pare@kirkland.com

(b)       if to a Consenting Stakeholder who is a member of the Akin/Evercore Ad Hoc Group, to each Consenting Stakeholder as set forth on such Consenting Stakeholder’s signature page hereto, with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld
One Bryant Park
New York, New York 10036
Attention: Michael Stamer
E-mail address: mstamer@akingump.com

and

Akin Gump Strauss Hauer & Feld
2001 K Street, NW
Washington, DC 20006
Attention:	James Savin
Iain Wood

E-mail address:	jsavin@akingump.com
iwood@akingump.com

(c)       if to a Consenting Stakeholder who is a member of the Gibson/Houlihan Ad Hoc Group, to each Consenting Stakeholder as set forth on such Consenting Stakeholder’s signature page hereto, with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166
Attention:	Scott Greenberg
Stephen Silverman

E-mail address:	sgreenberg@gibsondunn.com
ssilverman@gibsondunn.com

(d)       if to a Consenting Stakeholder who is a member of the DPW/PJT Ad Hoc Group, to each Consenting Stakeholder as set forth on such Consenting Stakeholder’s signature page hereto, with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention:	Eli Vonnegut
Damian Schaible

E-mail address:	eli.vonnegut@davispolk.com
damian.schaible@davispolk.com

(e)       if to a Consenting Revolver Lender, to:

Cahill Gordon & Reindel LLP
32 Old Slip
New York, NY 10005
Attention: Joel Moss, Amit Trehan and Jordan Wishnew
E-mail address:	jmoss@cahill.com
atrehan@cahill.com
jwishnew@cahill.com

Any notice given by delivery, mail, or courier shall be effective when received.

15.11.   Independent Due Diligence and Decision Making. Each Consenting Stakeholder hereby acknowledges solely with respect to itself for the benefit of the other Parties and their respective financial advisors that it has the requisite knowledge and experience in financial and business matters so that it is capable of evaluating the merits and risks of the securities that may be acquired by it pursuant to the transactions contemplated hereby and has had an opportunity to receive information from the Company Parties in connection with this Agreement and the transactions contemplated hereby. Each Consenting Stakeholder hereby further confirms for the benefit of the other Parties and their respective financial advisors that its decision to execute this Agreement has been based upon its independent investigation of the operations, businesses, financial and other conditions, and prospects of the Company Parties and/or the Transactions, and without reliance on any statement of any other Party (or such other Party’s financial, legal or other professional advisors), other than such express representations and warranties of the Company Parties set forth in this Agreement.

15.12.  Waiver. If the Transactions are not consummated, or if this Agreement is terminated for any reason, nothing herein shall be construed as a waiver by any Party of any or all of such Party’s rights, remedies, Claims, and defenses, and the Parties fully reserve any and all of their respective rights, remedies, Claims, and defenses. Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms or the payment of damages to which a Party may be entitled under this Agreement.

15.13.   Specific Performance. It is understood and agreed by the Parties that money damages may be an insufficient remedy for any breach of this Agreement by any Party, and each non-breaching Party shall be entitled to seek specific performance and injunctive or other equitable relief (without the posting of any bond and without proof of actual damages) as a remedy of any such breach, including an order of any court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder.

15.14.   Several, Not Joint, Claims. Except where otherwise specified, the agreements, representations, warranties, and obligations of the Consenting Stakeholders under this Agreement are, in all respects, several and neither joint nor joint and several.

15.15.   Severability and Construction. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect if essential terms and conditions of this Agreement for each Party remain valid, binding, and enforceable.

15.16.  Remedies Cumulative. All rights, powers, and remedies provided under this Agreement or otherwise available in respect hereof at Law or in equity shall be cumulative and not alternative, and the exercise of any right, power, or remedy thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power, or remedy by such Party.

15.17.  Capacities of the Consenting Stakeholders. Subject to Section 8.06 and this Section 15.17, each Consenting Stakeholder has entered into this Agreement on account of all Company Claims that it holds (directly or through discretionary accounts that it manages or advises) and, except where otherwise specified in this Agreement, shall take or refrain from taking all actions that it is obligated to take or refrain from taking under this Agreement with respect to all such Company Claims; provided that, for the avoidance of doubt, it shall not be deemed a breach of this Section 15.17 if a Consenting Stakeholder is an Affiliate of, or under common investment manager with, an individual fund or account that cannot execute this Agreement or participate in the Transactions for structural reasons. In addition, the Parties understand that the Consenting Stakeholders are engaged in a wide range of financial services and businesses. In furtherance of the foregoing, the Parties acknowledge and agree that, to the extent a Consenting Stakeholder expressly indicates on its signature page hereto or on a Joinder or Transfer Agreement that it is executing this Agreement on behalf of specific trading desk(s), fund(s), account(s), business group(s) and/or units therein of the Consenting Stakeholder, the obligations, subject to Section 14, set forth in this Agreement shall only apply to such trading desk(s), fund(s), account(s), business group(s) and/or unit(s) therein and shall not apply to any other trading desk, fund, account, business group or unit of the Consenting Stakeholder so long as they are not acting at the direction or for the benefit of such Consenting Stakeholder or such Consenting Stakeholder’s investment in the Company Parties; provided, that the foregoing shall not diminish or otherwise affect the obligations and liability therefor of any legal entity that (i) executes this Agreement or (ii) on whose behalf this Agreement is executed by a Consenting Stakeholder. Moreover, for the avoidance of doubt, to the extent that Goldman Sachs Lending Partners LLC signs this Agreement in its capacity as a Consenting Revolver Lender, Goldman Sachs Lending Partners LLC, in its capacity as the Administrative Agent, will not be deemed a party to this Agreement.

15.18.  Relationship Among Consenting Stakeholders and the Company Parties. Notwithstanding anything to the contrary herein, the duties and obligations of the Consenting Stakeholders under this Agreement shall be several and neither joint nor joint and several. None of the Consenting Stakeholders shall, as a result of entering into this Agreement, have any fiduciary duty, any duty of trust or confidence in any form, or other duties or responsibilities to one another, any Consenting Stakeholder, the Company Parties, or any of the Company Parties’ creditors or other stakeholders, including, without limitation, any holders of Company Claims and/or Equity Interests, and, other than as expressly set forth herein, there are no commitments among or between the Consenting Stakeholders. It is understood and agreed that any Consenting Stakeholder may trade in any debt or Equity Interests of the Company Parties without the consent of the Company Parties or any other Consenting Stakeholder, subject to applicable securities laws, any Confidentiality Agreement, and this Agreement. No prior history, pattern, or practice of sharing confidences among or between any of the Consenting Stakeholders and/or the Company Parties shall in any way affect or negate this understanding and agreement. The Parties have no agreement, arrangement, or understanding with respect to acting together for the purpose of acquiring, holding, voting, or disposing of any securities of any of the Company Parties and do not constitute a “group” within the meaning of Section 13(d)(3) of the Exchange Act or Rule 13d-5 promulgated thereunder. All rights under this Agreement are separately granted to each Consenting Stakeholder by the Company Parties and vice versa, and the use of a single document is for the convenience of the Company Parties. The decision to commit to enter into the Transactions contemplated by this Agreement and the other Definitive Documents have been made independently.

15.19.  Survival. Notwithstanding (a) any Transfer of any Company Claims or Equity Interests in accordance with this Agreement or (b) the termination of this Agreement in accordance with its terms, the agreements and obligations of the Parties in Section 15 and Section 6.01(p) and the Confidentiality Agreements shall survive such Transfer or termination and shall continue in full force and effect for the benefit of the Parties in accordance with the terms hereof and thereof. The Parties acknowledge and agree that if this Agreement is terminated pursuant to Section 11.05, Section 14 shall survive such termination, and any and all Releases shall remain in full force and effect.

15.20.   Transaction Expenses. On the Closing Date, the Company Parties shall pay or reimburse (to the extent not already paid or reimbursed by the Company pursuant to the Definitive Documents, the Lender Advisor Engagement Letters, or otherwise) accrued and unpaid Transaction Expenses of (i) the Ad Hoc Group Advisors for which an invoice has been received by the Company no later than two (2) Business Days prior to the Closing Date (inclusive of any reasonable estimate of Transaction Expenses through and including the Closing Date) in each case consistent with the existing fee payment arrangements under the Lender Advisor Engagement Letters, and (ii) the Administrative Agent Advisor in accordance with the terms of the First Lien Credit Agreement, for which an invoice has been received by the Company Parties no later than two (2) Business Days prior to the Closing Date (inclusive of any reasonable estimate of Transaction Expenses through and including the Closing Date).

15.21.   Email Consents. Where a written consent, acceptance, approval, or waiver is required pursuant to or contemplated by this Agreement, including pursuant to Section 3, Section 13, or otherwise, including a written approval by the Company Parties or the Required Consenting Stakeholders, such written consent, acceptance, approval, or waiver shall be deemed to have occurred if it is conveyed in writing (including electronic mail) between counsel to the Parties submitting and receiving such consent, acceptance, approval, or waiver, in each case without representations or warranties of any kind on behalf of such counsel.

15.22.   Reservation of Rights. Other than as expressly set forth herein, if the Transactions contemplated herein are not consummated, or if this Agreement is terminated in accordance with its terms (except as a result of the occurrence of the Closing Date), nothing shall be construed herein as a waiver by any Party of any or all of such Party’s rights, remedies, or defenses and the Parties expressly reserve any and all of their respective rights, remedies, or defenses.

15.23.  Confidentiality and Publicity. Other than as may be required by applicable Law and regulation or by any governmental or regulatory authority, no Party shall disclose to any Person (including for the avoidance of doubt, any other Consenting Stakeholder), other than legal, accounting, financial, and other advisors to the Company Parties (who are under obligations of confidentiality to the Company Parties with respect to such disclosure and whose compliance with such obligations the Company Parties shall be responsible for), the principal amount or percentage of the Company Claims held by any Consenting Stakeholder or any of its respective subsidiaries (including, for the avoidance of doubt, any Company Claims acquired pursuant to any Transfer); provided, however, that the Company Parties shall be permitted to disclose at any time the aggregate principal amount of, and aggregate percentage of, any class of the Company Claims held by the Consenting Stakeholders collectively. Notwithstanding the foregoing, the Consenting Stakeholders hereby consent to the disclosure of the execution, terms, and contents of this Agreement by the Company Parties in the Company Parties’ sole discretion or as otherwise required by law or regulation; provided, however, that (i) if any of the Company Parties determines that they are required to attach a copy of this Agreement or any Joinder or Transfer Agreement to any Definitive Documents or any other filing or similar document relating to the transactions contemplated hereby, they will redact any reference to or concerning a specific Consenting Stakeholder’s name or holdings of Company Claims and (ii) if disclosure of additional identifying information of any Consenting Stakeholders is required by applicable Law, advance notice of the intent to disclose, if permitted by applicable Law, shall be given by the disclosing Party to each Consenting Stakeholder (who shall have the right to seek a protective order prior to disclosure). The Company Parties further agree that such information shall be redacted from “closing sets” or other representations of the fully executed Agreement, any Joinder, or Transfer Agreement. In addition, the Company Parties will not disclose any Consenting Stakeholder’s name publicly (other than solely by virtue of the inclusion of such Consenting Stakeholder as a consenting signatory to any applicable Definitive Document as required by applicable Law), including in any press release, without such Consenting Stakeholder’s consent. Nothing contained herein shall be deemed to waive, amend, or modify the terms of any Confidentiality Agreement.

[Signature pages immediately follow.]

Company Parties’ Signature Page to
the Transaction Support Agreement

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first above written.

MULTIPLAN CORPORATION and its Affiliates set forth on the following page.

By:	/s/ Doug Garis
Name: Doug Garis
Title: Chief Financial Officer

[Signature Page to Transaction Support Agreement]

Affiliates

MultiPlan Corporation
Polaris Parent LLC
Polaris Intermediate Corp.
MPH Acquisition Corp 1
DKL Insurance Company, Inc.
Polaris Group Insurance Solutions Corp.
MPH Acquisition Holdings LLC
MultiPlan, Inc.
MPLN Investments, LLC
DHP Acquisition Corp.
Launchpoint Ventures, LLC
HST Acquisition Corp.
HSTechnology Solutions, Inc.
HMA Acquisition Corporation
HMA, Inc.
Rural Arizona Network, Inc.
Health Management Network, Inc.
MPI Sub, Inc.
Admar Corporation
Integrated Health Plan, Inc.
Medical Audit & Review Solutions, Inc.
National Care Network, LLC
Private Healthcare Systems, Inc.
American Lifecare Holdings, Inc.
American Lifecare, Inc.
Statewide Independent PPO Inc.
HealthEOS by MultiPlan, Inc.
Texas True Choice, Inc.
Viant, Inc.
Viant Payment Systems, Inc.
HealthNetwork Systems LLC
Beech Street Corporation
BST Acquisition Corp.
Benefits Science LLC
Data & Decision Science LLC

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[Consenting Stakeholders’ signature pages on file with the Company.]

[Signature Page to Transaction Support Agreement]

EXHIBIT A

Transaction Term Sheet

MultiPlan Corporation, et al.

Transaction Term Sheet

December 23, 2024

This term sheet (including all exhibits, annexes, appendices, and/or schedules hereto, as amended, supplemented, or otherwise modified from time to time, this “Transaction Term Sheet”) summarizes the material terms and conditions of certain proposed transactions (the “Transactions”) to restructure the existing indebtedness of MultiPlan Corporation and its subsidiaries and controlled affiliates (collectively, the “Company”). The Transactions will be consummated on the terms and subject to the conditions set forth in the Transaction Support Agreement to which this Transaction Term Sheet is attached as Exhibit A.2

THIS Transaction TERM SHEET IS NOT AN OFFER OR A SOLICITATION WITH RESPECT TO ANY SECURITIES OR DEBT OF THE COMPANY. ANY SUCH OFFER OR SOLICITATION SHALL COMPLY WITH ALL APPLICABLE SECURITIES LAWS. NOTHING CONTAINED IN THIS TRANSACTION TERM SHEET SHALL BE AN ADMISSION OF FACT OR LIABILITY OR, UNTIL THE OCCURRENCE OF THE EFFECTIVE DATE OF THE TRANSACTION SUPPORT AGREEMENT, DEEMED BINDING ON ANY OF THE PARTIES HERETO. THIS TRANSACTION TERM SHEET DOES NOT ADDRESS ALL TERMS THAT WOULD BE REQUIRED IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR THAT WILL BE SET FORTH IN THE DEFINITIVE DOCUMENTS.

Without limiting the generality of the foregoing, this Transaction Term Sheet and the undertakings contemplated herein are subject in all respects to the negotiation, execution, and delivery of Definitive Documents acceptable to the Company and the Consenting Stakeholders, as applicable; provided, the Definitive Documents will not contain any material terms or conditions that are inconsistent in any material respect with this Transaction Term Sheet or the Transaction Support Agreement. The regulatory, tax, accounting, and other legal and financial matters and effects related to the Transactions and any related restructuring or similar transaction have not been fully evaluated, and any such evaluation may affect the terms and structure of any Transaction or any related transactions.

This Transaction Term Sheet is proffered in the nature of a settlement proposal in furtherance of settlement discussions. Accordingly, this Transaction Term Sheet and the information contained herein are entitled to protection from any use or disclosure to any party or Person pursuant to Rule 408 of the Federal Rules of Evidence and any other similar applicable rule, statute, or doctrine protecting the use or disclosure of confidential settlement discussions.

2      Capitalized terms used but not immediately defined herein shall have the meanings ascribed to them elsewhere in this Transaction Term Sheet or in the Transaction Support Agreement, as applicable.

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Overview
Transactions

The Company will implement the Transactions in accordance with the Transaction Support Agreement. This Transaction Term Sheet is attached to and made part of the Transaction Support Agreement.

The Company intends to:

(i)       offer each Person holding Revolving Credit Commitments immediately prior to the Closing Date the opportunity to exchange, at an exchange price of 100%, all of the outstanding Revolving Credit Commitments beneficially owned by such exchanging holder for their Pro Rata share of $350 million in new “first out” first lien revolving credit commitments (“New Revolver Commitments,” and such exchange, the “Revolver Exchange”) pursuant to the New 1L Credit Agreement and on the terms and conditions set forth herein and in the Transaction Support Agreement.

For the purposes of this clause (i), “Pro Rata” shall mean, with respect to each participating Person holding Revolving Credit Commitments immediately prior to the Closing Date (i) the amount of such Person’s holdings of such existing Revolving Credit Commitments, divided by (ii) the aggregate outstanding amount of such existing Revolving Credit Commitments.

(ii)      offer each Person holding First Lien Term Loans immediately prior to the Closing Date, in accordance with the terms and conditions of the Transaction Support Agreement, the opportunity to exchange, at an exchange price of 100%, each $1,000 in principal amount of First Lien Term Loans beneficially owned by such Person for the amount of applicable New Debt Obligations set forth in the “Maximum Exchange Amount” column in the table set forth below (the “First Lien Term Loan Exchange”) plus, in each case, all accrued and unpaid interest on the principal amount of such First Lien Term Loans, which shall be paid in cash on the Closing Date;

(iii) offer each Person that is a holder of Existing Notes (each, an “Existing Noteholder” and collectively, the “Existing Noteholders”), in accordance with the terms and conditions of the Transaction Support Agreement, the opportunity to exchange, at an exchange price of 100%, each $1,000 in principal amount of the applicable series of Existing Notes beneficially owned by such Person for the amount of applicable New Debt Obligations set forth in the “Maximum Exchange Amount” column in the table set forth below assuming 100% participation by Existing Noteholders (the exchange of Secured Notes for the amount of applicable New Debt Obligations set forth in the “Maximum Exchange Amount” column in the table set forth below, the “Secured Notes Exchange,” the exchange of Unsecured Notes for the amount of applicable New Debt Obligations set forth in the “Maximum Exchange Amount” column in the table set forth below, the “Unsecured Notes Exchange,” the exchange of Convertible Notes for the amount of applicable New Debt Obligations set forth in the “Maximum Exchange Amount” column in the table set forth below, the “Convertible Notes Exchange,” and the Secured Notes Exchange, Unsecured Notes Exchange, and Convertible Notes Exchange, collectively, the “Notes Exchange Offers,” and the Notes Exchange Offers together with the Revolver Exchange and the First Lien Term Loan Exchange, the “Exchange Offers”) plus, in each case, all accrued and unpaid interest on the principal amount of such Existing Notes, which shall be paid in cash on the Closing Date. The Notes Exchange Offers shall remain open to Existing Noteholders for a period of at least twenty (20) Business Days (the “Offer Period”).

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Existing Debt Obligations	Series of New Debt Obligations	Maximum Exchange Amount
First Lien Term Loans	New 1O 1L Term Loans	$107.65
	New 2O 1L Term Loans	$892.35
Secured Notes	New 1O 1L Term Loans	$178.10
	New Tranche A 2O 1L Notes	$280.00
	New Tranche B 2O 1L Notes	$541.90
Unsecured Notes	New Tranche A 2O 1L Notes	$137.04
	New Tranche B 2O 1L Notes	$89.54
	New OpCo 3O 1L Notes	$773.42
Convertible Notes	New Tranche A 2O 1L Notes	$137.04
	New Tranche B 2O 1L Notes	$89.54
	New HoldCo 3O 1L Notes	$773.42

Assuming less than 100% participation in the Exchange Offers:

(a)    with respect to the First Lien Term Loan Exchange, the amount of New 1O 1L Term Loans each participating First Lien Term Loan Lender will receive will be increased on a Pro Rata basis and the amount of New 2O 1L Term Loans each participating First Lien Term Loan Lender will receive will be reduced on a Pro Rata basis until the aggregate amount of New 1O 1L Term Loans issued to all participating First Lien Term Loan Lenders equals $138,000,572;

(b)   with respect to the Secured Notes Exchange, first (x) the amount of New 1O 1L Term Loans each participating Secured Noteholder will receive will be increased on a Pro Rata basis and the amount of New Tranche B 2O 1L Notes each participating Secured Noteholder will receive will be reduced on a Pro Rata basis until the aggregate amount of New 1O 1L Term Loans issued to all participating Secured Noteholders equals $187,005,000, after which (y) the amount of New Tranche A 2O 1L Notes each participating Secured Noteholder will receive will be increased on a Pro Rata basis and the amount of New Tranche B 2O 1L Notes each participating Secured Noteholder will receive will be reduced on a Pro Rata basis until the aggregate amount of New Tranche A 2O 1L Notes issued to all participating Secured Noteholders equals $294,000,000;

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(c)   with respect to the Unsecured Notes Exchange, first (x) the amount of New Tranche A 2O 1L Notes each participating Unsecured Noteholder will receive will be increased on a Pro Rata basis and the amount of New OpCo 3O 1L Notes each participating Unsecured Noteholder will receive will be reduced on a Pro Rata basis until the aggregate amount of New Tranche A 2O 1L Notes issued to all participating Unsecured Noteholders equals $134,275,492, after which (y) the amount of New Tranche B 2O 1L Notes each participating Unsecured Noteholder will receive will be increased on a Pro Rata basis and the amount of New OpCo 3O 1L Notes each participating Unsecured Noteholder will receive will be reduced on a Pro Rata basis until the aggregate amount of New Tranche B 2O 1L Notes issued to all participating Unsecured Noteholders equals $87,733,710; and

(d)   with respect to the Convertible Notes Exchange, first (x) the amount of New Tranche A 2O 1L Notes each participating Convertible Noteholder will receive will be increased on a Pro Rata basis and the amount of New HoldCo 3O 1L Notes each participating Convertible Noteholder will receive will be reduced on a Pro Rata basis until the aggregate amount of New Tranche A 2O 1L Notes issued to all participating Convertible Noteholders equals $171,833,086 million, after which (y) the amount of New Tranche B 2O 1L Notes each participating Convertible Noteholder will receive will be increased on a Pro Rata basis and the amount of New HoldCo 3O 1L Notes each participating Convertible Noteholder will receive will be decreased on a Pro Rata basis until the aggregate amount of New Tranche B 2O 1L Notes issued to all participating Convertible Noteholders equals $112,273,311;

For the purposes of clauses (iii)(a)-(d) above, “Pro Rata” shall mean, with respect to each participating Frist Lien Term Loan Lender’s or Existing Noteholder’s applicable series of Existing Indebtedness (i) the amount of such Frist Lien Term Loan Lender’s or Existing Noteholder’s holdings of the applicable series of Existing Indebtedness, divided by (ii) the aggregate outstanding amount of the applicable series of Existing Indebtedness held by all participating First Lien Term Loan Lenders or Existing Noteholders, as applicable.

(iv)    in connection with the Exchange Offers as described above, solicit from Existing Noteholders consents to the Notes Indenture Supplements and solicit from the First Lien Lenders consents to the Amended First Lien Credit Agreement;

(v)   on the Closing Date, issue New Debt Obligations in a principal amount necessary to effectuate the exchanges of the Existing Notes that are validly tendered and accepted for exchange pursuant to the terms of an offering memorandum and consent solicitation statement (the “Offering Memorandum”), which amount shall be determined based on the aggregate principal amount of Existing Notes validly tendered and accepted for exchange at or prior to the expiration of the Exchange Offers on the terms set forth herein and in the Offering Memorandum (the “Exchange Time”); and

(vi)  on the Closing Date, subject to obtaining the requisite consents, enter into the Amended First Lien Credit Agreement and the Notes Indenture Supplements.

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Existing Indebtedness

Revolving Credit Facility: The Company is obligated under that certain revolving credit facility (the “Revolving Credit Facility,” the Company’s obligations thereunder, the “Revolving Credit Obligations,” the lenders thereunder, the “RCF Lenders,” and the RCF Lenders’ commitments thereunder, the “Revolving Credit Commitments”) issued pursuant to that certain Credit Agreement, dated as of August 24, 2021, by and among MPH Acquisition Corp 1 (“Holdings”), as holdings, MPH Acquisition Holdings LLC (“OpCo”), as borrower, the co-obligors from time to time party thereto, the lenders from time to time party thereto, and Goldman Sachs Lending Partners LLC, as administrative agent, collateral agent, swingline lender, and a letter of credit issuer (as amended by that certain Amendment Agreement No. 1, dated as of June 15, 2023, and as further amended, restated, supplemented, or otherwise modified from time to time, the “First Lien Credit Agreement”) under which the Company may draw up to $450 million in revolving loans. As of the date hereof, approximately $0 million in unpaid aggregate principal amount is outstanding under the Revolving Credit Facility.

First Lien Term Loans: The Company is obligated under that certain first lien term loan credit facility (the “First Lien Term Loan Credit Facility,” the term loans issued thereunder, the “First Lien Term Loans,” the beneficial holders of the First Lien Term Loans, the “First Lien Term Loan Lenders,” and the First Lien Term Loan Lenders together with the RCF Lenders, the “First Lien Lenders”) issued pursuant to the First Lien Credit Agreement. As of the date hereof, approximately $1,282 million in aggregate principal amount is outstanding under the First Lien Term Loan Credit Facility.

Secured Notes: The Company is party to that certain Indenture, dated as of August 24, 2021, by and among OpCo, the guarantors from time to time party thereto (the “Secured Notes Guarantors”) and Wilmington Trust, National Association, as trustee and notes collateral agent (the “Existing Trustee”), providing for the issuance of 5.50% senior secured notes due 2028 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Secured Notes Indenture,” the senior secured notes issued pursuant thereto, the “Secured Notes,” and the holders of the Secured Notes, the “Secured Noteholders”). As of the date hereof, approximately $1,050 million in aggregate principal amount of Secured Notes is issued and outstanding pursuant to the Secured Notes Indenture.

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Unsecured Notes: The Company is party to that certain Indenture, dated as of October 29, 2020, by and among OpCo, the guarantors party thereto from time to time (together with the Secured Notes Guarantors, the “Existing Guarantors”), and the Existing Trustee, providing for the issuance of 5.750% senior unsecured notes due 2028 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Unsecured Notes Indenture,” the notes issued pursuant thereto, the “Unsecured Notes,” and the holders of the Unsecured Notes, the “Unsecured Noteholders”). As of the date hereof, approximately $980 million in aggregate principal amount of Unsecured Notes is issued and outstanding pursuant to the Unsecured Notes Indenture.

Convertible Notes: The Company is party to that certain Indenture, dated as of October 8, 2020, by and among MultiPlan Corporation (f/k/a Churchill Capital Corp III) (“HoldCo” and, together with OpCo, the “Issuers” and each individually, an “Issuer”), as issuer, and the Existing Trustee, providing for the issuance of 6.00% / 7.00% convertible senior payment-in-kind toggle notes due 2027 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Convertible Notes Indenture,” together with the Unsecured Notes Indenture and the Secured Notes Indenture, the “Existing Indentures,” and the Existing Indentures, together with the First Lien Credit Agreement, the “Existing Debt Documents,” the notes issued pursuant to the Convertible Notes Indenture, the “Convertible Notes,” the holders of the Convertible Notes, the “Convertible Noteholders,” the Convertible Notes collectively with the Secured Notes and the Unsecured Notes, the “Existing Notes,” and the Convertible Notes together with the Revolving Credit Obligations, the First Lien Term Loans, the Secured Notes, and the Unsecured Notes, the “Existing Indebtedness”). As of the date hereof, approximately $1,254 million in aggregate principal amount of Convertible Notes is issued and outstanding pursuant to the Convertible Notes Indenture.

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The New Funded Debt Instruments
New Revolver Loans

On or promptly after the Closing Date, in accordance with the terms and conditions of the Transaction Support Agreement, the Company shall incur New Revolver Commitments pursuant to a new revolving credit facility (the “New Revolving Credit Facility,” and the Company’s obligations thereunder the “New Revolver Obligations”), which shall be documented under a new first lien credit agreement substantially in the form of the first lien credit agreement attached hereto as Exhibit 1 (the “New 1L Credit Agreement”).

In any event, the New Revolving Credit Facility shall have the following terms:

Borrower: OpCo.

Guarantors: The Existing Guarantors, Holdings, HoldCo, and any intermediate parent entity of Holdings (collectively, the “Guarantors”).

Collateral: All “Collateral” as defined in the New 1L Credit Agreement and all personal property of HoldCo and any intermediate parent entity of Holdings.

Aggregate Commitments: $350 million (such amount, the “New Revolver Commitment Amount”).

Liens: First priority liens on the Collateral.

Payment Priority: First priority in right of payment.

Interest Rate: SOFR + 3.75%, paid in cash.

Maturity: December 31, 2029.

New 1O 1L Term Loans

On or promptly after the Closing Date, in accordance with the terms and conditions of the Transaction Support Agreement, the Company shall incur new “first-out” first lien term loans (the “New 1O 1L Term Loans”) in an aggregate principal amount of up to $325,005,572, which shall be documented under, and have the terms set forth in, the New 1L Credit Agreement.

In any event, the New 1O 1L Term Loans shall have the following terms:

Borrower: OpCo.

Guarantors: The Guarantors.

Collateral: All “Collateral” as defined in the New 1L Credit Agreement and all personal property of HoldCo and any intermediate parent entity of Holdings.

Liens: First priority liens on the Collateral.

Payment Priority: First priority in right of payment.

Interest Rate: SOFR + 3.75%, paid in cash.

Maturity: December 31, 2030.

Prepayment Premium: 1.00% in the event that a repricing transaction occurs within a period of twelve months following the Closing Date.

Amortization: 1.00% per annum in equal quarterly installments, commencing with the last day of the first full fiscal quarter after the Closing Date.

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New 2O 1L Term Loans

On or promptly after the Closing Date, in accordance with the terms and conditions of the Transaction Support Agreement, the Company shall incur new “second-out” first lien term loans (the “New 2O 1L Term Loans”) in an aggregate principal amount of up to $1,143,936,928, which shall be documented under, and have the terms set forth in, the New 1L Credit Agreement.

In any event, the New 2O 1L Term Loans shall have the following terms:

Borrower: OpCo.

Guarantors: The Guarantors.

Collateral: All “Collateral” as defined in the New 1L Credit Agreement and all personal property of HoldCo and any intermediate parent entity of Holdings.

Liens: First priority liens on the Collateral.

Payment Priority: Second priority in right of payment.

Interest Rate: SOFR + 4.60%, paid in cash, plus a credit spread adjustment consistent with the First Lien Credit Agreement.

Original Issue Discount: None.

Maturity: December 31, 2030.

Prepayment Premium: 1.00% in the event that a repricing transaction occurs within a period of twelve months following the Closing Date.

Amortization: 1.00% per annum in equal quarterly installments, commencing with the last day of the first full fiscal quarter after the Closing Date.

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New 2O 1L Notes

On the Closing Date, in accordance with the terms and conditions of the Transaction Support Agreement, the Company shall enter into (i) a new indenture for the issuance of new “second-out” first lien notes in the aggregate principal amount of up to $600,108,578, the form of which is attached hereto as Exhibit 2 (the “New Tranche A 2O 1L Notes Indenture”) and the notes issued pursuant thereto, the “New Tranche A 2O 1L Notes” (ii) a new “indenture for the issuance of new second-out” first lien notes in the aggregate principal amount of up to $769,002,021, the form of which is attached hereto as Exhibit 3 (the “New Tranche B 2O 1L Notes Indenture,” and the notes issued pursuant thereto, the “New Tranche B 2O 1L Notes,” and the New Tranche B 2O 1L Notes together with the New Tranche A 2O 1L Notes, the “New 2O 1L Notes”).

In any event, the New 2O 1L Notes shall have the following terms:

Issuer: OpCo.

Guarantors: The Guarantors.

Collateral: All “Collateral” as defined in the New 1L Credit Agreement and all personal property of HoldCo and any intermediate parent entity of Holdings.

Liens: First priority liens on the Collateral.

Payment Priority: Second priority in right of payment.

Interest Rate: (i) with respect to the New Tranche A 2O 1L Notes, 6.50% per annum, paid in cash, plus 5.00% per annum, paid in kind; and (ii) with respect to the New Tranche B 2O 1L Notes, 5.75%, paid in cash.

Maturity: December 31, 2030.

Trustee: The Existing Trustee (in such capacity under the New Notes, the “New Notes Trustee”).

Prepayment Premiums:

With respect to the New Tranche A 2O 1L Notes:

(i)       No call between the Closing Date and December 31, 2027, subject to a customary make-whole provision substantially similar to that set forth in the Secured Notes Indenture and which shall include standard protections for enforceability and acceleration;

(ii)       3.250% between January 1, 2028, and December 31, 2028;

(iii)       1.625% between January 1, 2029, and December 31, 2029; and

(iv)       0.000% between January 1, 2030, and maturity.

With respect to the New Tranche B 2O 1L Notes:

(i)       2.750% between the Closing Date and December 31, 2027;

(ii)       1.375% between January 1, 2028, and December 31, 2028; and

(iii)       0.000% between January 1, 2029, and maturity.

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New 3O 1L Notes

On the Closing Date, in accordance with the terms and conditions of the Transaction Support Agreement, the Company shall enter into new “third-out” first lien notes indentures in the combined aggregate principal amount of up to $1,727,601,401, the forms of which are attached hereto as (i) Exhibit 4 (the “New OpCo 3O 1L Notes Indenture,” and the notes issued pursuant thereto, the “New OpCo 3O 1L Notes”) and (ii) Exhibit 5 (the “New HoldCo 3O 1L Notes Indenture,” together with the New OpCo 3O 1L Notes Indenture, the “New 3O 1L Notes Indentures,” and the New 3O 1L Notes Indentures together with the New Tranche A 2O 1L Notes Indentures and the New Tranche B 2O 1L Notes Indentures, the “New Indentures,” and the notes issued pursuant to the New HoldCo 3O 1L Notes Indenture, the “New HoldCo 3O 1L Notes,” and the New HoldCo 3O 1L Notes, together with the New OpCo 3O 1L Notes, the “New 3O 1L Notes,” and the New 3O 1L Notes together with the New 2O 1L Notes, the “New Notes,” and the New Notes, together with the New Revolver Obligations, New 1O 1L Term Loans, and New 2O 1L Term Loans, the “New Debt Obligations”).

In any event, the New 3O 1L Notes shall have the following terms:

Issuer: (i) with respect to New 3O 1L Notes issued in exchange for Convertible Notes, HoldCo; and (ii) with respect to all other New 3O 1L Notes, OpCo.

Guarantors: The Guarantors, and, with respect to the New 3O 1L Notes issued in exchange for the Convertible Notes, OpCo.

Collateral: All “Collateral” as defined in the New 1L Credit Agreement and all personal property of HoldCo and any intermediate parent entity of Holdings.

Liens: First priority liens on the Collateral.

Payment Priority: Third priority in right of payment.

Interest Rate: 6.00% per annum, paid in cash, plus 0.75% per annum, paid in kind.

Maturity: March 31, 2031.

Trustee: The New Notes Trustee.

Prepayment Premiums:

(i)       No call between the Closing Date and December 31, 2026, subject to a customary make-whole provision substantially similar to that set forth in the Secured Notes Indenture and which shall include standard protections for enforceability and acceleration; and

(ii)       7.00% between January 1, 2027, and maturity (including repayment at maturity).

Other Terms
Consent Solicitations

Contemporaneously with the Exchange Offers, the Company shall launch the following consent solicitations ((i)–(iv), collectively, the “Consent Solicitations”), and each Consenting Stakeholder shall participate, with respect to all applicable Existing Indebtedness beneficially owned by such Consenting Stakeholder, in all applicable Consent Solicitations:

(i)      “First Lien Term Loan Consent Solicitation” means OpCo’s soliciting consents from the holders of First Lien Term Loans and Revolving Credit Commitments to (A) (i) eliminate substantially all covenants, (ii) eliminate certain default provisions therein, (iii) eliminate substantially all representations and warranties, (iv) release certain of the Existing Guarantors and collateral to the extent such consents permit such release under the First Lien Credit Agreement, (v) eliminate all mandatory prepayments, and (vi) permit all Transactions to occur, which amendments shall be set forth substantially in the form attached hereto as Exhibit 6 (the “Amended First Lien Credit Agreement”), and (B) direct the administrative agent under the First Lien Credit Agreement to consent to the subordination of the remaining First Lien Term Loan Claims to each of the New Revolver Loans, New 1O 1L Term Loans, New 2O 1L Term Loans, New 2O 1L Notes, and New 3O 1L Notes;

(ii)      “Secured Notes Consent Solicitation” means OpCo’s soliciting consents from the holders of Secured Notes to a supplement to the Secured Notes Indenture to (i) eliminate substantially all covenants, (ii) eliminate certain default provisions, and (iii) release certain of the collateral, which amendments shall be set forth substantially in the form attached hereto as Exhibit 7 (the “Secured Notes Indenture Supplement”);

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(iii)     “Unsecured Notes Consent Solicitation” means OpCo’s soliciting consents from the holders of Unsecured Notes to a supplement to the Unsecured Notes Indenture to (i) eliminate substantially all covenants and (ii) eliminate certain default provisions, which amendments shall be set forth substantially in the form attached hereto as Exhibit 8 (the “Unsecured Notes Indenture Supplement”); and

(iv)    “Convertible Notes Consent Solicitation” means HoldCo’s soliciting consents from the holders of Convertible Notes to a supplement to the Convertible Notes Indenture to (i) eliminate substantially all covenants and (ii) eliminate certain default provisions, which amendments shall be set forth substantially in the form attached hereto as Exhibit 9 (the “Convertible Notes Indenture Supplement,” and the Convertible Notes Indenture Supplement, together with the Secured Notes Indenture Supplement and the Unsecured Notes Indenture Supplement, the “Notes Indenture Supplements”).

Conditions Precedent to the Closing Date

The effectiveness of the Closing Date shall be subject to the satisfaction (or waiver by the Required Consenting Stakeholders and the Issuers which, in each case may be made in writing or by email between counsel to the Company and counsel to each of the Ad Hoc Groups and counsel to the Administrative Agent) of only the following conditions:

(i)      The Transaction Support Agreement shall remain in full force and effect and shall not have been terminated in accordance with its terms, and there shall be no breach or default with respect to the Transaction Support Agreement that would, with notice and/or passage of time, result in a right of termination by any Party;

(ii)     The New Indentures shall have been executed and delivered by the applicable Issuer, each Guarantor, and the New Notes Trustee in the forms attached hereto as Exhibits 2, 3, 4, and 5, with any modifications, amendments, or supplements thereto, to be reasonably acceptable to the Required Consenting Stakeholders;

(iii)    The New Notes shall have been executed and delivered by the applicable Issuer and authenticated by the New Notes Trustee in the forms attached to the New Indentures, with any modifications, amendments, or supplements thereto, to be reasonably acceptable to the Required Consenting Stakeholders;

(iv)    The applicable Issuer and each Guarantor shall have entered into security documents in the same form as in effect under the Existing Indentures (with necessary amendments, if any, to ensure consistent Collateral between the New 1O 1L Term Loans, New 2O 1L Term Loans, and the New Revolving Credit Facility, on the one hand, and the New Notes, on the other hand, in each case having the priority set forth herein), with any modifications, amendments, or supplements thereto, to be reasonably acceptable to the Required Consenting Stakeholders;

(v)       The New 1L Credit Agreement shall have been executed and delivered by OpCo and each Guarantor, the Consenting Revolver Lenders, and the Consenting First Lien Term Loan Lenders, and the conditions precedent set forth in the New 1L Credit Agreement shall have been satisfied or waived in accordance with the terms set forth in the New 1L Credit Agreement, with any modifications, amendments, or supplements thereto, to be reasonably acceptable to the Required Consenting Stakeholders;

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(vi)    The new equal priority intercreditor agreement (the “New Equal Priority Intercreditor Agreement”), in the form attached hereto as Exhibit 10, with any modifications, amendments, or supplements thereto, to be reasonably acceptable to the Required Consenting Stakeholders shall have been executed and delivered, and the conditions precedent set forth in the New Equal Priority Intercreditor Agreement shall have been satisfied or waived in accordance with the terms set forth therein;

(vii)   The new junior priority intercreditor agreement (the “New Junior Priority Intercreditor Agreement”), in the forms attached hereto as Exhibit 11, with any modifications, amendments, or supplements thereto, to be reasonably acceptable to the Required Consenting Stakeholders shall have been executed and delivered, and the conditions precedent set forth in the New Junior Priority Intercreditor Agreement shall have been satisfied or waived in accordance with the terms set forth therein;

(viii)  The substantially contemporaneous effectiveness of the Amended First Lien Credit Agreement, the Notes Indenture Supplements, and each of the other Definitive Documents; and

(ix)    The following consents shall be obtained and not withdrawn:

(a)       Majority participation by Revolver Lenders in the Revolver Exchange;

(b)       Majority participation by First Lien Term Loan Lenders in the First Lien Term Loan Exchange;

(c)       Majority participation by Secured Noteholders in the Exchange Offers;

(d)       Majority participation by Unsecured Noteholders in the Exchange Offers; and

(e)       Majority participation by Convertible Noteholders in the Exchange Offers; and

(x)      Payment in full of all accrued and unpaid Transaction Expenses of the Ad Hoc Group Advisors and the Administrative Agent Advisor for which an invoice has been received by the Company Parties by no later than two Business Days before the Closing Date (inclusive of any reasonable estimate of Transaction Expenses through and including the Closing Date).

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Covenants of New Debt Obligations

The Definitive Documents for the New Debt Obligations shall provide, as applicable, that:

•        The Company may incur new first lien debt, which may be incurred on a “first-out” basis, up to an amount equal to (i) $250 million, subject to a 3.75x pro forma “second-out” net leverage to EBITDA ratio, plus (iii) an amount equal to the lesser of (a) $75 million and (b) the realized CODI cash tax liability incurred by the Company as a result of the Transactions; and

•        The Company may address junior debt, including any Existing Indebtedness that is not exchanged in the Exchange Offers (the “Unexchanged Existing Indebtedness”), by repurchasing such Unexchanged Existing Indebtedness (i) for cash in an aggregate amount not to exceed $50 million at a maximum repurchase price of 50% of par and (ii) for “third-out” first lien debt equal to 80% of the principal amount of Unexchanged Existing Indebtedness, through follow-on exchanges at a maximum repurchase price of 80% of par.

Tax Structure	The terms of the Transactions will be structured to maximize tax efficiencies for each of the Company and the Consenting Stakeholders.
Releases	Consistent with Section 14 of the Transaction Support Agreement and, as applicable, in the Definitive Documents in the forms attached hereto.
Governing Law	New York.

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Exhibit 1

New 1L Credit Agreement

Exhibit 2

New Tranche A

2O 1L Notes Indenture

Exhibit 3

New Tranche B

2O 1L Notes Indenture

Exhibit 4

New OpCo 3O

1L Notes Indenture

Exhibit 5

New HoldCo 3O

1L Notes Indenture

Exhibit 6

Amended

First Lien Credit Agreement

Exhibit 7

Secured Notes

Indenture Supplement

Exhibit 8

Unsecured Notes

Indenture Supplement

Exhibit 9

Convertible Notes

Indenture Supplement

Exhibit 10

New Equal Priority

Intercreditor Agreement

EQUAL PRIORITY INTERCREDITOR AGREEMENT

Among

MPH ACQUISITION CORP 1,

MPH ACQUISITION HOLDINGS LLC,

THE OTHER GRANTORS PARTY HERETO,

GOLDMAN SACHS LENDING PARTNERS LLC,
as Initial Senior Credit Agreement Collateral Agent for the Initial Senior Credit Agreement Secured Parties,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Initial Second Out Tranche A Notes Collateral Agent for the Initial Second Out Tranche A Indenture Secured Parties,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Initial Second Out Tranche B Notes Collateral Agent for the Initial Second Out Tranche B Indenture Secured Parties,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Initial Third Out Tranche A Notes Collateral Agent for the Initial Third Out Tranche A Indenture Secured Parties,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Initial Third Out Tranche B Notes Collateral Agent for the Initial Third Out Tranche B Indenture Secured Parties,

and

each Additional Agent from time to time party hereto

dated as of [●], 2025

i

ii

EQUAL PRIORITY INTERCREDITOR AGREEMENT, dated as of [●], 2025 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among MPH Acquisition Corp 1, a Delaware corporation (“Holdings”), MPH Acquisition Holdings LLC, a Delaware limited liability company (the “Borrower”), the other Grantors (as defined below) party hereto, Goldman Sachs Lending Partners LLC, as collateral agent for the Initial Senior Credit Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Initial Senior Credit Agreement Collateral Agent”), Wilmington Trust, National Association, in its capacity as collateral agent for the Initial Second Out Tranche A Indenture Secured Parties (as defined below) under the Initial Second Out Tranche A Indenture (in such capacity and together with its successors in such capacity, the “Initial Second Out Tranche A Notes Collateral Agent”), Wilmington Trust, National Association, in its capacity as collateral agent for the Initial Second Out Tranche B Indenture Secured Parties (as defined below) under the Initial Second Out Tranche B Indenture (in such capacity and together with its successors in such capacity, the “Initial Second Out Tranche B Notes Collateral Agent”), Wilmington Trust, National Association, in its capacity as collateral agent for the Initial Third Out Tranche A Indenture Secured Parties (as defined below) under the Initial Third Out Tranche A Indenture (in such capacity and together with its successors in such capacity, the “Initial Third Out Tranche A Notes Collateral Agent”), Wilmington Trust, National Association, in its capacity as collateral agent for the Initial Third Out Tranche B Indenture Secured Parties (as defined below) under the Initial Third Out Tranche B Indenture (in such capacity and together with its successors in such capacity, the “Initial Third Out Tranche B Notes Collateral Agent”; and together with the Initial Third Out Tranche A Notes Collateral Agent, the “Initial Third Out Notes Collateral Agents”; and the Initial Third Out Notes Collateral Agents together with the Initial Second Out Tranche A Notes Collateral Agent and the Initial Second Out Tranche B Notes Collateral Agent, the “Initial Notes Collateral Agents”; and the Initial Notes Collateral Agents together with the Initial Senior Credit Agreement Collateral Agent, the “Initial Collateral Agents”), and each Additional Agent from time to time party hereto for the Additional Equal Priority Secured Parties of the Series with respect to which it is acting in such capacity.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Initial Senior Credit Agreement Collateral Agent (for itself and on behalf of the Initial Senior Credit Agreement Secured Parties), the Initial Second Out Tranche A Notes Collateral Agent (for itself and on behalf of the Initial Second Out Tranche A Indenture Secured Parties), the Initial Second Out Tranche B Notes Collateral Agent (for itself and on behalf of the Initial Second Out Tranche B Indenture Secured Parties), the Initial Third Out Tranche A Notes Collateral Agent (for itself and on behalf of the Initial Third Out Tranche A Indenture Secured Parties), the Initial Third Out Tranche B Notes Collateral Agent (for itself and on behalf of the Initial Third Out Tranche B Indenture Secured Parties) and each Additional Agent (for itself and on behalf of the Additional Equal Priority Secured Parties of the applicable Series) agree as follows:

Article 1
Definitions

Section 1.01.      Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Initial Senior Credit Agreement and the applicable Initial Indenture, as applicable, with the Initial Senior Credit Agreement controlling in the event of discrepancies, or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Additional Agent” means (a) each Additional First Out Agent, (b) each Additional Second Out Agent, (c) each Additional Third Out Agent and (d) each other collateral agent and the administrative agent and/or trustee (as applicable) or any other similar agent or Person under any Additional Equal Priority Documents, in each case, together with its successors in such capacity.

“Additional Equal Priority Debt Facility” means (a) each Additional First Out Debt Facility, (b) each Additional Second Out Debt Facility, (c) each Additional Third Out Debt Facility and (d) each other debt facility or indenture with respect to which the requirements of Section 5.13 of this Agreement have been satisfied, in each case with banks, other lenders or trustees providing for revolving credit loans, term loans, letters of credit, notes or other borrowings, in each case, as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement; provided that none of the Initial Senior Credit Agreement nor any Initial Indenture shall constitute an Additional Equal Priority Debt Facility at any time.

“Additional Equal Priority Documents” means (a) the Additional First Out Documents, (b) the Additional Second Out Documents, (c) the Additional Third Out Documents and (d) with respect to any other Series of Additional Equal Priority Obligations, the notes, credit agreements, loan agreements, note purchase agreements, indentures, security documents and other operative agreements evidencing or governing such indebtedness and liens securing such indebtedness, and each other agreement entered into for the purpose of securing any such Series of Additional Equal Priority Obligations.

“Additional Equal Priority Obligations” means (a) the Additional First Out Obligations, (b) the Additional Second Out Obligations, (c) the Additional Third Out Obligations and (d) with respect to any other Additional Equal Priority Debt Facility, (i) all principal of, and premium and interest (including, without limitation, any interest, fees and other amounts that accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional Equal Priority Debt Facility, (ii) all other amounts payable to the related Additional Equal Priority Secured Parties under the related Additional Equal Priority Documents and (iii) any Refinancing of the foregoing.

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“Additional Equal Priority Secured Party” means (a) the Additional First Out Secured Parties, (b) the Additional Second Out Secured Parties, (c) the Additional Third Out Secured Parties and (d) with respect to any other Series of Additional Equal Priority Obligations, the holders of such Additional Equal Priority Obligations, the Additional Agent with respect thereto, any trustee or agent or any other similar agent or Person therefor under any related Additional Equal Priority Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any guarantor under any related Additional Equal Priority Documents.

“Additional First Out Agent” means the collateral agent and the administrative agent and/or trustee (as applicable) or any other similar agent or Person under any Additional First Out Documents, in each case, together with its successors in such capacity.

“Additional First Out Debt Facility” means one or more debt facilities or indentures designated as “First Out Obligations” in accordance with the requirements of Section 5.13 of this Agreement, in each case with banks, other lenders or trustees providing for revolving credit loans, term loans, letters of credit, notes or other borrowings, in each case, as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement; provided that the Initial Senior Credit Agreement shall not constitute an Additional First Out Debt Facility at any time.

“Additional First Out Documents” means, with respect to any Series of Additional First Out Obligations, the notes, credit agreements, loan agreements, note purchase agreements, indentures, security documents and other operative agreements evidencing or governing such indebtedness and liens securing such indebtedness, and each other agreement entered into for the purpose of securing any Series of Additional First Out Obligations.

“Additional First Out Obligations” means, with respect to any Additional First Out Debt Facility, (a) all principal of, and premium and interest (including, without limitation, any interest, fees and other amounts that accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional First Out Debt Facility, (b) all other amounts payable to the related Additional First Out Secured Parties under the related Additional First Out Documents and (c) any Refinancing of the foregoing.

“Additional First Out Secured Party” means, with respect to any Series of Additional First Out Obligations, the holders of such Additional First Out Obligations, the Additional First Out Agent with respect thereto, any trustee or agent or any other similar agent or Person therefor under any related Additional First Out Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any guarantor under any related Additional First Out Documents.

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“Additional Second Out Agent” means the collateral agent and the administrative agent and/or trustee (as applicable) or any other similar agent or Person under any Additional Second Out Documents, in each case, together with its successors in such capacity.

“Additional Second Out Debt Facility” means one or more debt facilities or indentures designated as “Second Out Obligations” in accordance with the requirements of Section 5.13 of this Agreement, in each case with banks, other lenders or trustees providing for revolving credit loans, term loans, letters of credit, notes or other borrowings, in each case, as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement; provided that neither the Initial Second Out Tranche A Indenture nor the Initial Second Out Tranche B Indenture shall constitute an Additional Second Out Debt Facility at any time.

“Additional Second Out Documents” means, with respect to any Series of Additional Second Out Obligations, the notes, credit agreements, loan agreements, note purchase agreements, indentures, security documents and other operative agreements evidencing or governing such indebtedness and liens securing such indebtedness, and each other agreement entered into for the purpose of securing any Series of Additional Second Out Obligations.

“Additional Second Out Obligations” means, with respect to any Additional Second Out Debt Facility, (a) all principal of, and premium and interest (including, without limitation, any interest, fees and other amounts that accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional Second Out Debt Facility, (b) all other amounts payable to the related Additional Second Out Secured Parties under the related Additional Second Out Documents and (c) any Refinancing of the foregoing.

“Additional Second Out Secured Party” means, with respect to any Series of Additional Second Out Obligations, the holders of such Additional Second Out Obligations, the Additional Second Out Agent with respect thereto, any trustee or agent or any other similar agent or Person therefor under any related Additional Second Out Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any guarantor under any related Additional Second Out Documents.

“Additional Third Out Agent” means the collateral agent and the administrative agent and/or trustee (as applicable) or any other similar agent or Person under any Additional Third Out Documents, in each case, together with its successors in such capacity.

“Additional Third Out Debt Facility” means one or more debt facilities or indentures designated as “Third Out Obligations” in accordance with the requirements of Section 5.13 of this Agreement, in each case with banks, other lenders or trustees providing for revolving credit loans, term loans, letters of credit, notes or other borrowings, in each case, as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement; provided that none of the Initial Third Out Tranche A Indenture or the Initial Third Out Tranche B Indenture shall constitute an Additional Third Out Debt Facility at any time.

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“Additional Third Out Documents” means, with respect to any Series of Additional Third Out Obligations, the notes, credit agreements, loan agreements, note purchase agreements, indentures, security documents and other operative agreements evidencing or governing such indebtedness and liens securing such indebtedness, and each other agreement entered into for the purpose of securing any Series of Additional Third Out Obligations.

“Additional Third Out Obligations” means, with respect to any Additional Third Out Debt Facility, (a) all principal of, and premium and interest (including, without limitation, any interest, fees and other amounts that accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional Third Out Debt Facility, (b) all other amounts payable to the related Additional Third Out Secured Parties under the related Additional Third Out Documents and (c) any Refinancing of the foregoing.

“Additional Third Out Secured Party” means, with respect to any Series of Additional Third Out Obligations, the holders of such Additional Third Out Obligations, the Additional Third Out Agent with respect thereto, any trustee or agent or any other similar agent or Person therefor under any related Additional Third Out Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any guarantor under any related Additional Third Out Documents.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.), as amended, modified or supplemented from time to time.

“Bankruptcy Law” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the U.S. or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Borrower” has the meaning assigned to such term in the preamble hereto.

“Collateral” means all assets and properties subject to Liens granted or purported to be granted pursuant to any Equal Priority Security Document to secure one or more Series of Equal Priority Obligations.

“Collateral Agent” means (a) in the case of any Initial Senior Credit Agreement First Out Obligations, the Initial Senior Credit Agreement Collateral Agent, (b) in the case of any Initial Senior Credit Agreement Second Out Obligations, the Initial Senior Credit Agreement Collateral Agent, (c) in the case of the Initial Second Out Tranche A Indenture Obligations, the Initial Second Out Tranche A Notes Collateral Agent, (d) in the case of the Initial Second Out Tranche B Indenture Obligations, the Initial Second Out Tranche B Notes Collateral Agent, (e) in the case of the Initial Third Out Tranche A Indenture Obligations, the Initial Third Out Tranche A Notes Collateral Agent, (f) in the case of the Initial Third Out Tranche B Indenture Obligations, the Initial Third Out Tranche B Notes Collateral Agent and (g) in the case of any other Series of Additional Equal Priority Obligations or Additional Equal Priority Secured Parties that become subject to this Agreement after the date hereof, the Additional Agent named for such Series in the applicable Joinder Agreement.

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“Controlling Collateral Agent” means, with respect to any Shared Collateral, (a) until the Controlling Collateral Agent Change Date, the Initial Senior Credit Agreement Collateral Agent and (b) from and after the Controlling Collateral Agent Change Date, the Major Non-Controlling Collateral Agent.

“Controlling Collateral Agent Change Date” means the earlier of (a) the Discharge of Initial Senior Credit Agreement Obligations and (b) the Non-Controlling Collateral Agent Enforcement Date.

“Controlling Secured Parties” means, with respect to any Shared Collateral, the Series of Equal Priority Secured Parties whose Collateral Agent is the Controlling Collateral Agent for such Shared Collateral; provided that, (a) in no event shall the Series of Equal Priority Secured Parties in respect of any Second Out Obligations or any Third Out Obligations constitute a Controlling Secured Party prior to the Discharge of all First Out Obligations (except to the extent that the Controlling Collateral Agent is the Initial Senior Credit Agreement Collateral Agent and the Initial Senior Credit Agreement Second Out Obligations are outstanding) and (b) in no event shall the Series of Equal Priority Secured Parties in respect of any Third Out Obligations constitute a Controlling Secured Party prior to the Discharge of all First Out Obligations and Discharge of all Second Out Obligations.

“DIP Financing” has the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” has the meaning assigned to such term in Section 2.05(b).

“Discharge” means, with respect to any Shared Collateral and any Series of Equal Priority Obligations, the date on which such Series of Equal Priority Obligations is no longer secured by, or required to be secured by, such Shared Collateral in accordance with the terms of the documentation governing such Series of Equal Priority Obligations. The term “Discharged” shall have a corresponding meaning; provided, that with respect to any Shared Collateral, a Discharge of such Series of Equal Priority Obligations shall not be deemed to have occurred in connection with a Refinancing of such Series of Equal Priority Obligations with additional Equal Priority Obligations secured by such Shared Collateral to the extent that the applicable Additional Equal Priority Documents has been designated in writing by the Borrower to the Controlling Collateral Agent and each Authorized Representative as the applicable Additional Equal Priority Documents for purposes of this Agreement.

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“Discharge of Equal Priority Obligations” means, with respect to any Shared Collateral, the Discharge of all Equal Priority Obligations with respect to such Shared Collateral.

“Discharge of Initial Senior Credit Agreement First Out Obligations” means the indefeasible payment in full in cash of all Initial Senior Credit Agreement First Out Obligations, excluding contingent indemnification obligations for which no claim giving rise thereto has been asserted, but including the discharge or cash collateralization of outstanding letters of credit on the terms and in the amounts set forth in the Initial Senior Credit Agreement, and the permanent termination of all commitments to lend under the Revolving Credit Facility. For the avoidance of doubt, the Initial Senior Credit Agreement First Out Obligations shall be considered to be outstanding for all purposes under this Agreement whenever any loan, letter of credit or commitment under the Revolving Credit Facility is outstanding.

“Equal Priority Obligations” means, collectively, (a) the Initial Senior Credit Agreement Obligations, (b) the Initial Indenture Obligations and (c) each Series of Additional Equal Priority Obligations.

“Equal Priority Secured Parties” means (a) the Initial Senior Credit Agreement Secured Parties, (b) the Initial Indenture Secured Parties and (c) the Additional Equal Priority Secured Parties with respect to each Series of Additional Equal Priority Obligations.

“Equal Priority Security Documents” means (a) the Initial Senior Credit Agreement Security Agreement, the other Security Documents (as defined in the Initial Senior Credit Agreement), (b) the Initial Second Out Tranche A Notes Security Agreement, the other Security Documents (as defined in the Initial Second Out Tranche A Indenture), (c) the Initial Second Out Tranche B Notes Security Agreement, the other Security Documents (as defined in the Initial Second Out Tranche B Indenture), (d) the Initial Third Out Tranche A Notes Security Agreement, the other Security Documents (as defined in the Initial Third Out Tranche A Indenture), (e) the Initial Third Out Tranche B Notes Security Agreement, the other Security Documents (as defined in the Initial Third Out Tranche B Indenture) and (f) each other agreement entered into in favor of any Collateral Agent for the purpose of securing any Series of Equal Priority Obligations and any Junior Priority Intercreditor Agreement.

“Event of Default” means an “Event of Default” (or any other similarly defined term) as defined in any Secured Credit Document.

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“First Out Obligations” means (a) the Initial Senior Credit Agreement First Out Obligations and (b) the Additional First Out Obligations under each Additional First Out Debt Facility.

“First Out Secured Parties” means (a) the Initial Senior Credit Agreement First Out Secured Parties and (b) the Additional First Out Secured Parties in respect of each Series of Additional First Out Obligations.

“Grantors” means the Parent Guarantors, Holdings, the Borrower and each other Subsidiary of any Parent Guarantor, Holdings or the Borrower that has granted a security interest pursuant to any Equal Priority Security Document to secure any Series of Equal Priority Obligations. The Grantors existing on the date hereof are set forth in Annex I hereto.

“Holdings” has the meaning assigned to such term in the preamble hereto.

“Indentures” means (a) the Initial Indentures and (b) each other debt facility or indenture governing any Additional Second Out Obligations or Additional Third Out Obligations, in each case, as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement.

“Initial Collateral Agents” has the meaning assigned to such term in the preamble hereto.

“Initial Indentures” means (a) the Initial Second Out Tranche A Indenture, (b) the Initial Second Out Tranche B Indenture, (c) the Initial Third Out Tranche A Indenture and (d) the Initial Third Out Tranche B Indenture, in each case, as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement.

“Initial Indenture Obligations” means (a) the Initial Second Out Tranche A Indenture Obligations, (b) the Initial Second Out Tranche B Indenture Obligations, (c) the Initial Third Out Tranche A Indenture Obligations and (d) the Initial Third Out Tranche B Indenture Obligations.

“Initial Indenture Secured Parties” means (a) the Initial Second Out Tranche A Indenture Secured Parties, (b) the Initial Second Out Tranche B Indenture Secured Parties, (c) the Initial Third Out Tranche A Indenture Secured Parties and (d) the Initial Third Out Tranche B Indenture Secured Parties.

“Initial Junior Priority Intercreditor Agreement” means that certain Junior Priority Intercreditor Agreement, dated as of [●], 2025, by and among Holdings, the Borrower, the other Grantors from time to time party thereto, each Collateral Agent, each Junior Priority Collateral Agent (as defined therein) and each other party thereto from time to time, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

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“Initial Notes Collateral Agents” has the meaning assigned to such term in the preamble hereto.

“Initial Second Out Tranche A Indenture” means that certain Indenture, dated as of [●], 2025, between the Borrower, as issuer, the guarantors party thereto, Wilmington Trust, National Association, as trustee and the Initial Second Out Tranche A Notes Collateral Agent, in respect of the Senior Secured Notes due 2030 (Tranche A), as such Indenture may be amended, restated, supplemented, increased or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement.

“Initial Second Out Tranche A Indenture Obligations” means the “Obligations” as defined in the Initial Second Out Tranche A Indenture.

“Initial Second Out Tranche A Notes Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Initial Second Out Tranche A Indenture Secured Parties” means the “Secured Parties” as defined in the Initial Second Out Tranche A Notes Security Agreement.

“Initial Second Out Tranche A Notes Security Agreement” means the “Security Agreement” as defined in the Initial Second Out Tranche A Indenture.

“Initial Second Out Tranche B Indenture” means that certain Indenture, dated as of [●], 2025, between the Borrower, as issuer, the guarantors party thereto, Wilmington Trust, National Association, as trustee and the Initial Second Out Tranche B Notes Collateral Agent, in respect of the Senior Secured Notes due 2030 (Tranche B), as such Indenture may be amended, restated, supplemented, increased or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement.

“Initial Second Out Tranche B Indenture Obligations” means the “Obligations” as defined in the Initial Second Out Tranche B Indenture.

“Initial Second Out Tranche B Notes Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Initial Second Out Tranche B Indenture Secured Parties” means the “Secured Parties” as defined in the Initial Second Out Tranche B Notes Security Agreement.

“Initial Second Out Tranche B Notes Security Agreement” means the “Security Agreement” as defined in the Initial Second Out Tranche B Indenture.

“Initial Security Agreements” means (a) the Initial Senior Credit Agreement Security Agreement, (b) the Initial Second Out Tranche A Notes Security Agreement, (c) the Initial Second Out Tranche B Notes Security Agreement, (d) the Initial Third Out Tranche A Notes Security Agreement, (e) the Initial Third Out Tranche B Notes Security Agreement and (f) each “Security Agreement” as defined in each Series of Additional Equal Priority Documents.

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“Initial Senior Credit Agreement” means that certain Credit Agreement, dated as of [●], 2025, as amended, restated, supplemented, increased or otherwise modified, refinanced or replaced from time to time, among Holdings, the Borrower, the lenders [and letter of credit issuers]1 from time to time party thereto, Goldman Sachs Lending Partners LLC, as administrative agent and collateral agent, and the other parties thereto.

“Initial Senior Credit Agreement Administrative Agent” means Goldman Sachs Lending Partners LLC, in its capacity as administrative agent under the Initial Senior Credit Agreement.

“Initial Senior Credit Agreement Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Initial Senior Credit Agreement First Out Obligations” means the “First Out Obligations” as defined in the Initial Senior Credit Agreement.

“Initial Senior Credit Agreement First Out Secured Parties” means the “[First Out Secured Parties]” as defined in the Initial Senior Credit Agreement.

“Initial Senior Credit Agreement Obligations” means the Initial Senior Credit Agreement First Out Obligations and the Initial Senior Credit Agreement Second Out Obligations.

“Initial Senior Credit Agreement Second Out Obligations” means the “Second Out Obligations” as defined in the Initial Senior Credit Agreement.

“Initial Senior Credit Agreement Second Out Secured Parties” means the “[Second Out Secured Parties]” as defined in the Initial Senior Credit Agreement.

“Initial Senior Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Initial Senior Credit Agreement.

“Initial Senior Credit Agreement Security Agreement” means the “Security Agreement” as defined in the Initial Senior Credit Agreement.

“Initial Third Out Notes Collateral Agents” has the meaning assigned to such term in the preamble hereto.

“Initial Third Out Tranche A Indenture” means that certain Indenture, dated as of [●], 2025, between the Borrower, as the issuer, the guarantors party thereto, Wilmington Trust, National Association, as trustee and the Initial Third Out Tranche A Notes Collateral Agent, in respect of the Senior Secured Notes due 2031, as such Indenture may be amended, restated, supplemented, increased or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement.

1 Availability of LCs under the New RCF to be confirmed.

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“Initial Third Out Tranche B Indenture” means that certain Indenture, dated as of [●], 2025, between MultiPlan Corporation, as the issuer, the guarantors party thereto, Wilmington Trust, National Association, as trustee and the Initial Third Out Tranche B Notes Collateral Agent, in respect of the Senior Secured Notes due 2031, as such Indenture may be amended, restated, supplemented, increased or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement.

“Initial Third Out Tranche A Indenture Obligations” means the “Obligations” as defined in the Initial Third Out Tranche A Indenture.

“Initial Third Out Tranche A Indenture Secured Parties” means the “Secured Parties” as defined in the Initial Third Out Tranche A Notes Security Agreement.

“Initial Third Out Tranche A Notes Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Initial Third Out Tranche A Notes Security Agreement” means the “Security Agreement” as defined in the Initial Third Out Tranche A Indenture.

“Initial Third Out Tranche B Indenture Obligations” means the “Obligations” as defined in the Initial Third Out Tranche B Indenture.

“Initial Third Out Tranche B Indenture Secured Parties” means the “Secured Parties” as defined in the Initial Third Out Tranche B Notes Security Agreement.

“Initial Third Out Tranche B Notes Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Initial Third Out Tranche B Notes Security Agreement” means the “Security Agreement” as defined in the Initial Third Out Tranche B Indenture.

“Insolvency or Liquidation Proceeding” means:

(a)            any case or proceeding commenced by or against the Borrower or any other Grantor under the Bankruptcy Code or any other Bankruptcy Law, any other case or proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

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(b)            any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c)            any other case or proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” shall have the meaning assigned to such term in Section 2.01(a).

“Joinder Agreement” means a supplement to this Agreement in the form of Annex II hereof required to be delivered by an Additional Agent to the Controlling Collateral Agent pursuant to Section 5.13 hereto in order to establish a Series of Additional Equal Priority Obligations and become Additional Equal Priority Secured Parties hereunder.

“Junior Priority Intercreditor Agreement” means (a) the Initial Junior Priority Intercreditor Agreement or (b) an intercreditor agreement that constitutes a “Customary Intercreditor Agreement” for purposes of the Initial Senior Credit Agreement and each Initial Indenture.

“Major Non-Controlling Collateral Agent” means, with respect to any Shared Collateral and at any time, (a) until the Discharge of all First Out Obligations, the Collateral Agent (other than the Initial Senior Credit Agreement Collateral Agent) of the Series of First Out Obligations (other than the Initial Senior Credit Agreement First Out Obligations) that constitutes the largest outstanding aggregate principal amount of any then outstanding Series of First Out Obligations with respect to such Shared Collateral, (b) from and after the Discharge of all First Out Obligations, the Collateral Agent (other than the Initial Senior Credit Agreement Collateral Agent) of the Series of Second Out Obligations (other than the Initial Senior Credit Agreement Second Out Obligations) that constitutes the largest outstanding aggregate principal amount of any then outstanding Series of Second Out Obligations with respect to such Shared Collateral, and (c) from and after the Discharge of all First Out Obligations and Second Out Obligations, the Collateral Agent of the Series of Third Out Obligations that constitutes the largest outstanding aggregate principal amount of any then outstanding Series of Third Out Obligations with respect to such Shared Collateral.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Collateral Agent” means, at any time with respect to any Shared Collateral, any Collateral Agent that is not the Controlling Collateral Agent at such time with respect to such Shared Collateral.

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“Non-Controlling Collateral Agent Enforcement Date” means, with respect to any Non-Controlling Collateral Agent, the date that is 180 days (throughout which 180-day period such Non-Controlling Collateral Agent was the Major Non-Controlling Collateral Agent) after the occurrence of both (a) an Event of Default under and as defined in the Secured Credit Documents for the applicable Series of Equal Priority Obligations under which such Non-Controlling Collateral Agent is the Collateral Agent, but only for so long as such Event of Default is continuing and (b) the Controlling Collateral Agent and each other Collateral Agent’s receipt of written notice from such Non-Controlling Collateral Agent certifying that (i) such Non-Controlling Collateral Agent is the Major Non-Controlling Collateral Agent and that an Event of Default under and as defined in the Secured Credit Documents under which such Non-Controlling Collateral Agent is the Collateral Agent has occurred and is continuing and (ii) the Equal Priority Obligations of the Series with respect to which such Non-Controlling Collateral Agent is the Collateral Agent are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Secured Credit Documents for that Series of Equal Priority Obligations; provided that the Non-Controlling Collateral Agent Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (x) at any time the Controlling Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to a material portion of Shared Collateral or (y) at any time that the Grantor that has granted a security interest in any Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the Equal Priority Secured Parties that are not Controlling Secured Parties with respect to such Shared Collateral.

“Plan” means a plan of reorganization, liquidation or similar restructuring or dispositive plan in connection with an Insolvency or Liquidation Proceeding.

“Parent Guarantors” means (i) MultiPlan Corporation, a Delaware corporation, (ii) MPH Acquisition Corp. 1, a Delaware corporation, (iii) Polaris Parent LLC, a Delaware limited liability company, and (iv) Polaris Intermediate Corp., a Delaware corporation.

“Possessory Collateral” means any Shared Collateral in the possession of any Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any certificated Securities, Instruments and Tangible Chattel Paper, in each case, delivered to or in the possession of the Collateral Agent under the terms of the Equal Priority Security Documents.

“Post-Petition Interest” means any interest, premium or entitlement to fees or expenses or other charges that accrues or accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such Insolvency or Liquidation Proceeding.

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“Priority Waterfall” means the provisions of Section 2.01(a) of this Agreement or any equivalent provisions affecting payment priority of the Equal Priority Obligations.

“Proceeds” has the meaning assigned to such term in Section 2.01(a).

“Refinance” means, with respect to any Indebtedness, to refinance, extend, renew, defease, amend, increase, restate, modify, supplement, restructure, refund, replace, repay, redeem, repurchase, acquire, prepay, retire or extinguish such Indebtedness or to enter into alternative financing arrangements to exchange or replace (in whole or in part) such Indebtedness, including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, or, after the original instrument giving rise to such Indebtedness has been terminated, by entering into any credit agreement, loan agreement, note purchase agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Reorganization Securities” means any notes, equity interests, or other securities (whether, debt, equity, or otherwise), as well as cash proceeds distributed or equity interests issued in connection with any rights offering, which are issued or distributed by a reorganized Grantor pursuant to a Plan on account of, or in connection with, any Equal Priority Obligations in any Insolvency or Liquidation Proceeding.

“Second Out Obligations” means (a) the Initial Senior Credit Agreement Second Out Obligations, (b) the Initial Second Out Tranche A Indenture Obligations, (c) the Initial Second Out Tranche B Indenture Obligations and (d) the Additional Second Out Obligations under each Additional Second Out Debt Facility.

“Second Out Secured Parties” means (a) the Initial Senior Credit Agreement Second Out Secured Parties, (b) the Initial Second Out Tranche A Indenture Secured Parties, (c) the Initial Second Out Tranche B Indenture Secured Parties and (d) the Additional Second Out Secured Parties in respect of each Series of Additional Second Out Obligations.

“Secured Credit Document” means (a) the Initial Senior Credit Agreement and each other Credit Document (as defined in the Initial Senior Credit Agreement), (b) the Initial Second Out Tranche A Indenture, the Notes (as defined in the Initial Second Out Tranche A Indenture), the Initial Second Out Tranche A Notes Security Agreement and each other Security Document (as defined in the Initial Second Out Tranche A Indenture), (c) the Initial Second Out Tranche B Indenture, the Notes (as defined in the Initial Second Out Tranche B Indenture), the Initial Second Out Tranche B Notes Security Agreement and each other Security Document (as defined in the Initial Second Out Tranche B Indenture), (d) the Initial Third Out Tranche A Indenture, the Notes (as defined in the Initial Third Out Tranche A Indenture), the Initial Third Out Tranche A Notes Security Agreement and each other Security Document (as defined in the Initial Third Out Tranche A Indenture), (e) the Initial Third Out Tranche B Indenture, the Notes (as defined in the Initial Third Out Tranche B Indenture), the Initial Third Out Tranche B Notes Security Agreement and each other Security Document (as defined in the Initial Third Out Tranche B Indenture) and (e) each Additional Equal Priority Document.

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“Senior Class Debt” shall have the meaning assigned to such term in Section 5.13.

“Senior Class Debt Parties” shall have the meaning assigned to such term in Section 5.13.

“Senior Class Debt Representative” shall have the meaning assigned to such term in Section 5.13.

“Senior Collateral Agent” shall have the meaning assigned to such term in Section 4.01(a).

“Senior Liens” means the Liens on the Collateral in favor of the Equal Priority Secured Parties under the Equal Priority Security Documents.

“Series” means (a) with respect to the Equal Priority Secured Parties, each of (i) the Initial Senior Credit Agreement First Out Secured Parties (in their capacities as such), (ii) the Initial Senior Credit Agreement Second Out Secured Parties (in their capacities as such), (iii) the Initial Second Out Tranche A Indenture Secured Parties (in their capacities as such), (iv) the Initial Second Out Tranche B Indenture Secured Parties (in their capacities as such), (v) the Initial Third Out Tranche A Indenture Secured Parties (in their capacities as such), (vi) the Initial Third Out Tranche B Indenture Secured Parties (in their capacities as such) and (vii) the Additional Equal Priority Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Collateral Agent (in its capacity as such for such Additional Equal Priority Secured Parties) and (b) with respect to any Equal Priority Obligations, each of (i) the Initial Senior Credit Agreement First Out Obligations, (ii) the Initial Senior Credit Agreement Second Out Obligations, (iii) the Initial Second Out Tranche A Indenture Obligations, (iv) the Initial Second Out Tranche B Indenture Obligations, (v) the Initial Third Out Tranche A Indenture Obligations, (vi) the Initial Third Out Tranche B Indenture Obligations and (vii) the Additional Equal Priority Obligations incurred pursuant to any Additional Equal Priority Debt Facility or any related Additional Equal Priority Documents, which pursuant to any Joinder Agreement are to be represented under this Agreement by a common Collateral Agent (in its capacity as such for such Additional Equal Priority Obligations).

“Shared Collateral” means, at any time, subject to Section 1.03, Collateral with respect to which a Lien is granted or purported to be granted at such time pursuant to the Equal Priority Security Documents of two or more Series of Equal Priority Obligations to the holders of each such Series of Equal Priority Obligations (or their respective Collateral Agents). If more than two Series of Equal Priority Obligations are outstanding at any time and the holders of less than all Series of Equal Priority Obligations have been granted (or purported to be granted) a Lien in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of Equal Priority Obligations that have been granted (or purported to be granted) a Lien in such Collateral at such time and shall not constitute Shared Collateral for any Series that that has not been granted (or purported to be granted) a Lien in such Collateral at such time, subject to Section 1.03.

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“Third Out Obligations” means (a) the Initial Third Out Tranche A Indenture Obligations, (b) the Initial Third Out Tranche B Indenture Obligations and (c) the Additional Third Out Obligations under each Additional Third Out Debt Facility.

“Third Out Secured Parties” means (a) the Initial Third Out Tranche A Indenture Secured Parties, (b) the Initial Third Out Tranche B Indenture Secured Parties and (c) the Additional Third Out Secured Parties in respect of each Series of Additional Third Out Obligations.

“Trustees” means Wilmington Trust, National Association, in its capacities as trustee under the Initial Second Out Tranche A Indenture, trustee under the Initial Second Out Tranche B Indenture, trustee under the Initial Third Out Tranche A Indenture and trustee under the Initial Third Out Tranche B Indenture.

“Uniform Commercial Code” or “UCC” means the New York UCC, or the Uniform Commercial Code (or any similar or comparable legislation) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

Section 1.02.      Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

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Section 1.03.      Impairments. It is the intention of the Equal Priority Secured Parties of each Series that the holders of any new Series of First Out Obligations incurred after the date hereof (and not the Equal Priority Secured Party of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First Our Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of Equal Priority Obligations), (y) any of the First Out Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of Equal Priority Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Equal Priority Obligations) on a basis ranking prior to the security interest of such Series of First Out Obligations but junior to the security interest of any other Series of Equal Priority Obligations or (ii) the existence of any Collateral for any other Series of Equal Priority Obligations that is not shared Collateral for such new Series of First Out Obligations (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any new series of First Out Obligations, an “Impairment” of such series); provided that the existence of a maximum claim with respected to Mortgaged Properties (as defined in the credit Agreement) which applies to all Equal Priority Obligations shall not be deemed to be an Impairment of any Series of Equal Priority Obligations. In the event of any Impairment with respect to any new Series of First Out Obligations incurred after the date hereof, the results of such Impairment shall be borne solely by the holders of such new Series of First Out Obligations, and the rights of the holders of such new Series of First Out Obligations (including, without limitation, the right to receive distributions in respect of such new Series of First Out Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the such new Series of First Out Obligations subject to such Impairment. Additionally, in the event the First Out Obligations of any new Series incurred after the date hereof are modified pursuant to applicable law (including, without limitation pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Out Obligations or the Secured Credit Documents governing such First Out Obligations shall refer to such obligations or such documents as so modified.

Article 2
Priorities and Agreements with Respect to Shared Collateral

Section 2.01.      Priority of Claims. (a) Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.03), if an Event of Default has occurred and is continuing and the Controlling Collateral Agent or any other Equal Priority Secured Party is taking action to enforce rights in respect of any Shared Collateral, or any distribution or any payment of any kind is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding of the Borrower or any other Grantor (including, without limitation, any adequate protection payments) or any Equal Priority Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Shared Collateral by any Collateral Agent or any Equal Priority Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral or on account of claims secured by Shared Collateral and proceeds or payments of any such distribution or payment (including, without limitation, any adequate protection payments) (all proceeds of any sale, collection or other liquidation of any Shared Collateral and all proceeds of any such distribution or payment being collectively referred to as “Proceeds”), shall be applied, (i) FIRST, to the payment of all amounts owing to each Collateral Agent (in its capacity as such), the Initial Senior Credit Agreement Administrative Agent, each Trustee and each Additional Agent pursuant to the terms of any Secured Credit Document, (ii) SECOND, to the payment in full of the First Out Obligations (excluding, for the avoidance of doubt, the Second Out Obligations under the Initial Senior Credit Agreement) of each Series on a ratable basis based on the respective amounts of such First Out Obligations owed to them on the day of any such application, with such Proceeds to be applied to the First Out Obligations of a given Series in accordance with the terms of the Secured Credit Documents applicable to such Series, (iii) THIRD, to the payment in full of the Second Out Obligations (including, for the avoidance of doubt, the Second Out Obligations under the Initial Senior Credit Agreement) of each Series on a ratable basis based on the respective amounts of such Second Out Obligations owed to them on the day of any such application, with such Proceeds to be applied to the Second Out Obligations of a given Series in accordance with the terms of the Secured Credit Documents applicable to such Series, (iv) FOURTH, to the payment in full of the Third Out Obligations of each Series of Third Out Obligations on a ratable basis based on the respective amounts of such Third Out Obligations owed to them on the day of any such application, with such Proceeds to be applied to such Third Out Obligations of a given Series in accordance with the terms of the Secured Credit Documents applicable to such Series, (v) FIFTH, to the payment in full of all other Equal Priority Obligations of each Series on a ratable basis based on the respective amounts of such other Equal Priority Obligations owed to them on the day of any such application, with such Proceeds to be applied to the other Equal Priority Obligations of a given Series in accordance with the terms of the Secured Credit Documents applicable to such Series and (vi) SIXTH, after the Discharge of Equal Priority Obligations, to the Borrower and the other Grantors or their successors or assigns, as their interests may appear, or to whomever may be lawfully entitled to receive the same pursuant to any Junior Priority Intercreditor Agreement then in effect, or otherwise, or as a court of competent jurisdiction may direct. If, despite the provisions of this Section 2.01(a) and Section 2.01(d), any Equal Priority Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Equal Priority Obligations to which it is then entitled in accordance with this Section 2.01(a), such Equal Priority Secured Party shall hold such payment or recovery in trust for the benefit of all Equal Priority Secured Parties for distribution in accordance with this Section 2.01(a) and Section 2.01(d).

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For purposes of this Agreement, and subject to Section 2.05, each of the Equal Priority Secured Parties agrees that in an Insolvency or Liquidation Proceeding of the Borrower or any other Grantor, any Reorganization Securities allocated to any Equal Priority Secured Party on account of, or in connection with, the Equal Priority Obligations in a Plan as well as any proceeds, payments or other distributions on account of, or in connection with, any Equal Priority Obligations that are “rolled up” or refinanced into any DIP Financing in any Insolvency or Liquidation Proceeding shall be deemed Proceeds of Shared Collateral and shall be subject to turnover in the order specified in this Section 2.01; provided, however, that any (x) proceeds, payments or other distributions on account of, or in connection with, any First-Out Obligations that are “rolled up” or refinanced into any DIP Financing in any Insolvency or Liquidation Proceeding in accordance with the requirements of Section 13.1 of the Initial Senior Credit Agreement, as in effect as of the date hereof, shall not be subject to this Section 2.01 so long as all Initial Senior Credit Agreement First Out Secured Parties are given a commercially reasonable opportunity, which shall be no less than five (5) business days written notice, to participate ratably on the same terms with respect to such DIP Financing (including, without limitation, the right to receive backstop fees, premiums and/or the opportunity to refinance or “roll up” any First-Out Obligations); and (y) any Reorganization Securities and any bona fide backstop or equivalent fees received with respect to a new money rights offering under a chapter 11 plan shall not be deemed Proceeds of Shared Collateral and shall not be subject to this Section 2.01 so long as the Reorganization Securities and backstop or equivalent fees are issued pursuant to a bona fide new money offering and are offered with a reasonable opportunity, which shall be on no less than five (5) business days’ notice, to participate equally in all of the associated deal economics that are being offered to those parties backstopping the new money rights offering (including, without limitation, backstop fees, premiums, the rights to any direct allocations and the right to purchase debt or equity at a discount to plan value), first to the holders of First Out Obligations on a pro rata basis, second, to holders of Second Out Obligations on a pro rata basis, and third, to holders of Third Out Obligations on a pro rata basis. For the avoidance of doubt, so long any First-Out Obligations remain outstanding, no Second-Out Obligations or Third-Out Obligations shall be either rolled up or refinanced, in whole or in part, as part of any DIP Financing.

(b)            Notwithstanding (i) the date, time, method, manner or order of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other Liens securing any Series of Equal Priority Obligations granted on the Shared Collateral, or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any other circumstance whatsoever, (iii) anything to the contrary contained in any agreement or filing to which any Equal Priority Secured Party may now or hereafter be a party and (iv) the fact that (x) any such Liens in favor of any Equal Priority Secured Party securing any of the Equal Priority Obligations are subordinated to any Lien securing any obligation of any Grantor other than the Equal Priority Obligations or (y) any Equal Priority Obligations or the Liens securing such Equal Priority Obligations are otherwise subordinated, voided, avoided, invalidated or lapsed, each Equal Priority Secured Party hereby agrees that (A) the Liens securing each Series of Equal Priority Obligations on any Shared Collateral shall be of equal priority subject to the application of proceeds pursuant to clause (a) above, (B) the benefits and proceeds of the Shared Collateral shall be shared among the Equal Priority Secured Parties as provided herein and (C) the payment over provisions in Section 2.03 hereof shall continue to be applicable to and binding upon the Equal Priority Secured Parties and the other parties hereto.

(c)            It is acknowledged that the Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents or Equal Priority Security Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced, or otherwise amended or modified from time to time in accordance with the terms of the Secured Credit Documents, all without affecting the priorities set forth in Section 2.01(a), or the provisions of this Agreement defining the relative rights of the Equal Priority Secured Parties of any Series.

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(d)            Payment Subordination. Each Authorized Representative, on behalf of itself and the Equal Priority Secured Parties of the Series for whom it is acting, agrees that, in addition to the other restrictions set forth in this Agreement:

(i)            all Second Out Obligations and all Third Out Obligations (other than amounts payable pursuant to Section 2.01(a)(i) hereof) are subordinated and junior in right of payment to the First Out Obligations, and the holders of the First Out Obligations shall be entitled to receive payment in full in cash of the amounts constituting the First Out Obligations before any holder of any Second Out Obligations or Third Out Obligations (other than amounts payable pursuant to Section 2.01(a)(i) hereof) is entitled to receive any payment or other distribution on account of such Second Out Obligations or Third Out Obligations, as applicable, in any Insolvency or Liquidation Proceeding or at any time that an Event of Default has occurred and is continuing and the Controlling Collateral Agent is taking actions to enforce rights in respect of Shared Collateral; and

(ii)            the Third Out Obligations (other than amounts payable pursuant to Section 2.01(a)(i) hereof) are subordinated and junior in right of payment to the Second Out Obligations and the holders of the Second Out Obligations shall be entitled, in any Insolvency or Liquidation Proceeding or at any time that an Event of Default has occurred and is continuing and the Controlling Collateral Agent is taking actions to enforce rights in respect of Shared Collateral, to receive payment in full in cash of the amounts constituting the Second Out Obligations before any holder of any Third Out Obligations (other than amounts payable pursuant to Section 2.01(a)(i) hereof) is entitled to receive any payment or other distribution on account of such Third Out Obligations.

For the avoidance of doubt, this Section 2.01(d) shall not apply to First-Out Obligations that are “rolled up” or refinanced into any DIP Financing or Reorganization Securities, in each case that are subject to the proviso in the penultimate sentence of Section 2.01(a).

Section 2.02.      Actions with Respect to Shared Collateral; Prohibition on Contesting Liens. (a) With respect to any Shared Collateral, (i) only the Controlling Collateral Agent (or a person authorized by it) shall act or refrain from acting with respect to the Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) and (ii) no Non-Controlling Collateral Agent or other Non-Controlling Secured Party shall, or shall instruct the Controlling Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any Equal Priority Security Document, applicable law or otherwise, it being agreed that, only the Controlling Collateral Agent shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral; provided that, notwithstanding the foregoing, (i) in any Insolvency or Liquidation Proceeding, any Collateral Agent or any other Equal Priority Secured Party may file a proof of claim or statement of interest with respect to the Equal Priority Obligations owed to the Equal Priority Secured Parties; (ii) any Collateral Agent or any other Equal Priority Secured Party may take any action to preserve or protect the validity and enforceability of the Liens granted in favor of the Equal Priority Secured Parties; provided that no such action is, or could reasonably be expected to be, (A) adverse to the Liens granted in favor of the Controlling Secured Parties or the rights of the Controlling Collateral Agent or any other Controlling Secured Parties to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement; (iii) any Collateral Agent or any other Equal Priority Secured Party may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance or subordination of the claims of such Equal Priority Secured Party, including any claims secured by the Shared Collateral, in each case, to the extent not inconsistent with the terms of this Agreement; (iv) any Collateral Agent or any other Equal Priority Secured Party may make any arguments and motions that are, in each case, in accordance with the terms of this Agreement; and (v) any Collateral Agent or any other Equal Priority Secured Party may join (but not exercise any control with respect to) any judicial foreclosure proceeding or other judicial lien enforcement proceeding with respect to the Shared Collateral of the other party initiated by such other party to the extent that any such action could not reasonably be expected, in any material respect, to restrain, hinder, limit, delay or otherwise interfere with the exercise by the Controlling Collateral Agent or any Controlling Secured Party of any rights and remedies relating to the Shared Collateral. Notwithstanding the equal priority of the Liens, the Controlling Collateral Agent may deal with the Shared Collateral as if such Controlling Collateral Agent had a senior Lien on such Collateral. No Non-Controlling Collateral Agent or Non-Controlling Secured Party will, or will have the right to, contest, protest or object to any foreclosure proceeding or action brought by the Controlling Collateral Agent or any Controlling Secured Party or any other exercise by the Controlling Collateral Agent or any Controlling Secured Party of any rights and remedies relating to the Shared Collateral. The foregoing shall not be construed to limit the rights and priorities of any Equal Priority Secured Party or Collateral Agent with respect to any Collateral not constituting Shared Collateral.

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(b)            Each Collateral Agent and the Equal Priority Secured Parties for which it is acting hereunder agree to be bound by the provisions of this Agreement.

(c)            Each of the Equal Priority Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the Equal Priority Secured Parties in all or any part of the Shared Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any other Equal Priority Secured Party to enforce this Agreement.

Section 2.03.      No Interference; Payment Over. (a) Each Equal Priority Secured Party agrees that (i) it will not challenge, or support any other Person in challenging, in any proceeding the validity or enforceability of any Equal Priority Obligations of any Series or any Equal Priority Security Document or the validity, attachment, perfection or priority of any Lien under any Equal Priority Security Document or the validity or enforceability of the priorities, rights or duties established by this Agreement, (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Controlling Collateral Agent, (iii) it will not institute in any Insolvency or Liquidation Proceeding any claim against the Controlling Collateral Agent or any other Equal Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Controlling Collateral Agent or any other Equal Priority Secured Party shall be liable for any action taken or omitted to be taken by the Controlling Collateral Agent or other Equal Priority Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (iv) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (v) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any other Equal Priority Secured Party to enforce this Agreement.

(b)            Each Equal Priority Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any Proceeds or payment in respect of any such Shared Collateral, pursuant to any Equal Priority Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of Equal Priority Obligations, then it shall hold such Shared Collateral, Proceeds or payment in trust for the other Equal Priority Secured Parties that have a security interest in such Shared Collateral and promptly transfer such Shared Collateral, Proceeds or payment, as the case may be, to the Controlling Collateral Agent to be distributed in accordance with the provisions of Section 2.01 hereof. If, notwithstanding the payment subordination provision of 2.01(d), any Equal Priority Secured Party (or any authorized representative thereof) receives a payment or distribution of any kind or character in contravention of the payment subordination provision of 2.01(d), the Equal Priority Secured Party shall hold such payment or recovery in trust for the benefit of all Equal Priority Secured Parties for distribution in accordance with Section 2.01(a) and Section 2.01(d).

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Section 2.04.      Automatic Release of Liens; Amendments to Equal Priority Security Documents. (a) If at any time the Controlling Collateral Agent forecloses upon or otherwise exercises remedies with respect to any Shared Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of each Collateral Agent for the benefit of each Series of Equal Priority Secured Parties upon such Shared Collateral will automatically be released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01 hereof.

(b)            Each Collateral Agent agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Controlling Collateral Agent to evidence and confirm any release of Shared Collateral provided for in this Section.

(c)            Each Equal Priority Secured Party in respect of a Series agrees that each Collateral Agent in respect of any other Series may enter into any amendment to any Equal Priority Security Document that does not violate this Agreement.

Section 2.05.      Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings. (a) This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against Holdings or any of its Subsidiaries. Without limiting the generality of the foregoing, it is acknowledged and agreed that this Agreement constitutes a “subordination agreement” within the scope of Section 510(a) of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law.

(b)            If the Borrower and/or any other Grantor shall become subject to an Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other applicable Bankruptcy Law and/or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other applicable Bankruptcy Law, each Equal Priority Secured Party agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”), or to any use of cash collateral that constitutes Shared Collateral, unless the Controlling Collateral Agent shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) (A) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any Equal Priority Secured Parties constituting DIP Financing Liens) are subordinated thereto, (B) to the extent that such DIP Financing is senior to the First Out Obligations with respect to a payment waterfall, each Non-Controlling Secured Party will subordinate its priority in the applicable payment waterfall on the same terms as the payment priority of the First Out Obligations is subordinated thereto, (C) to the extent that such DIP Financing is senior to the Second Out Obligations with respect to a payment waterfall, each Non-Controlling Secured Party that is a Second Out Secured Party or a Third Out Secured Party will subordinate its priority in the applicable payment waterfall on the same terms as the payment priority of the Second Out Obligations is subordinated thereto, and (D) to the extent that such DIP Financing is senior to the Third Out Obligations with respect to a payment waterfall, each Non-Controlling Secured Party that is a Third Out Secured Party will subordinate its priority in the applicable payment waterfall on the same terms as the payment priority of the Third Out Obligations is subordinated thereto, subject, in the case of each of clauses (A) through (D), as between the First Out Obligations, the Second Out Obligations and Third Out Obligations, to the Priority Waterfall, and (ii) (A) to the extent that such DIP Financing Liens rank equal in priority with the Liens on any such Shared Collateral granted to secure the Equal Priority Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein, (B) to the extent that such DIP Financing ranks equal in priority with the First Out Obligations in the Priority Waterfall, each other Equal Priority Secured Party will confirm the priorities with respect to the Shared Collateral as set forth herein (including with respect to the Priority Waterfall as between the First Priority Obligations, Second Priority Obligations and Third Priority Obligations) and (C) to the extent that such DIP Financing ranks equal in priority with the Second Out Obligations in the Priority Waterfall, each Third Out Secured Party will confirm the priorities with respect to the Shared Collateral as set forth herein (including with respect to the Priority Waterfall as between the Second Out Obligations and Third Out Obligations)), in each case so long as (A) the Equal Priority Secured Parties of each Series retain the benefit of their security interests on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority relative to each other series of Equal Priority Secured Parties (other than any Liens of the Equal Priority Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Insolvency or Liquidation Proceeding (including with respect to the Priority Waterfall as between the First Out Obligations, Second Out Obligations and Third Out Obligations), (B) the Equal Priority Secured Parties of each Series are granted security interests on any additional collateral pledged to any Equal Priority Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority relative to each other series of Equal Priority Secured Parties as set forth in this Agreement (including with respect to the Priority Waterfall as between the First Out Obligations, Second Out Obligations and Third Out Obligations), (C) if any amount of such DIP Financing or cash collateral is applied to repay or Refinance any of the Equal Priority Obligations, such amount is applied pursuant to the Priority Waterfall, (D) if any Equal Priority Secured Parties are granted adequate protection with respect to Equal Priority Obligations subject hereto, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01 of this Agreement and (E) subject to the terms of the last sentence of Section 2.01(a) of this Agreement, if such DIP Financing includes any “roll-up” component, only the Series of Equal Priority Obligations whose Collateral Agent is the Controlling Collateral Agent may be rolled up as part of such DIP Financing; provided that the Equal Priority Secured Parties of each Series shall have a right to object to the grant of a security interest to secure the DIP Financing over any Collateral subject to security interests in favor of the Equal Priority Secured Parties of such Series or its Collateral Agent that does not constitute Shared Collateral; provided, further, that the Equal Priority Secured Parties receiving adequate protection shall not object to any other Equal Priority Secured Party receiving adequate protection comparable to any adequate protection granted to such Equal Priority Secured Parties in connection with a DIP Financing or use of cash collateral, provided that any such adequate protection in the form of cash payments is applied in accordance with Section 2.01. Notwithstanding the foregoing, this Section 2.05(b) shall not affect the payment priority of any amounts payable pursuant to Section 2.01(a)(i) hereof.

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(c)            For the avoidance of doubt, nothing in this Section 2.05 shall prevent an Equal Priority Secured Party from acting as a provider of DIP Financing to the Grantor(s) in an Insolvency or Liquidation Proceeding; provided, however, that the rights of any other Equal Priority Secured Party to object to any such proposed DIP Financing are expressly reserved. If an Equal Priority Secured Party is also a DIP Lender, it shall be entitled to seek DIP Financing Liens in such capacity to secure such DIP Financing in accordance with the Bankruptcy Code.

(d)            Each Equal Priority Secured Party agrees that if the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding, then no Equal Priority Secured Party will object to, or otherwise contest (or support any other Person contesting), any order pursuant to Section 363(f) of the Bankruptcy Code or any equivalent provision of any other applicable Bankruptcy Law relating to a sale, transfer or other disposition of assets of the Borrower or any Grantor for which the Controlling Collateral Agent has consented that provides, to the extent that sale, transfer or disposition is to be free and clear of any Liens, claims, or encumbrances, that the Liens securing the applicable Equal Priority Obligations and the applicable Junior Priority Obligations will attach to the proceeds of any such sale, transfer or disposition with same priority as the existing Liens, in accordance with this Agreement, and if requested by the Controlling Collateral Agent, each Secured Party shall consent to the release of all Liens securing the Equal Priority Obligations in connection with such sale, transfer or other disposition; provided further that the proceeds of any sale, transfer or other disposition shall be distributed in accordance with Article II of this Agreement; provided, further, that no Equal Priority Secured Party will oppose or otherwise contest (or support any Person contesting) any lawful exercise by the Controlling Collateral Agent of the right to credit bid, in accordance with Section 363(k) of the Bankruptcy Code (or any similar provision in any other Bankruptcy Law), the Equal Priority Obligations at any sale of Collateral; provided that any collateral obtained through a credit bid shall be distributed in accordance with Section 2.01 of this Agreement.

(e)            Each Equal Priority Secured Party agrees that it shall not seek (or support any other person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Shared Collateral (including under Section 362 of the Bankruptcy Code (or any similar provision of any other applicable Bankruptcy Law)), without the prior written consent of the Controlling Collateral Agent.

(f)            Each Equal Priority Secured Party acknowledges and agrees that, because of, among other things, their differing priorities with respect to the distributions of Proceeds, the First-Out Obligations (including any portion of the First-Out Obligations that would be an unsecured claim under Section 506(a) of the Bankruptcy Code (or any similar provision under any other Bankruptcy Law)) are fundamentally different from the Equal Priority Obligations that are not First-Out Obligations and must be separately classified in any Plan proposed, confirmed, adopted or supported by or on behalf of any Equal Priority Secured Party in an Insolvency or Liquidation Proceeding. In addition, the Initial Senior Credit Agreement First Out Secured Parties acknowledge and agree that the revolver loan and term loan obligations that comprise the Initial Senior Credit Agreement First-Out Obligations may be classified separately in a Plan. The failure of such claims to be so separately classified shall not alter the application of Section 2.01 hereof to any payment or other distribution received on account of such claims. Proceeds received in connection with any Insolvency or Liquidation Proceeding in which holders of the First-Out Obligations and holders of Equal Priority Obligations that are not First-Out Obligations are classified in the same class in any Plan shall be turned over to the Controlling Collateral Agent for distribution in accordance with Section 2.01, unless such Plan is consented to by Initial Senior Credit Agreement First Out Secured Parties holding (x) at least two-thirds of the Initial Senior Credit Agreement First-Out Obligations and (y) at least half (in number) of all Initial Senior Credit Agreement First Out Secured Parties.

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(g)            No Equal Priority Secured Party (whether in the capacity of a secured or an unsecured creditor) may directly or indirectly propose, support or vote in favor of any Plan that is inconsistent with the priorities or other provisions of this Agreement as well as the waterfall provision set forth in Section 11.12 of the Initial Senior Credit Agreement, as in effect as of the date hereof, unless the holders of the Initial Senior Credit Agreement First-Out Obligations, holding (x) at least two-thirds of the Initial Senior Credit Agreement First-Out Obligations and (y) at least half (in number) of all Initial Senior Credit Agreement First Out Secured Parties, consent to such Plan.

Section 2.06.      Reinstatement. In the event that any of the Equal Priority Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference or fraudulent conveyance or transfer under the Bankruptcy Code or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such Equal Priority Obligations shall again have been paid in full in cash.

Section 2.07.      Insurance. As between the Equal Priority Secured Parties, the Controlling Collateral Agent shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

Section 2.08.      Refinancings. The Equal Priority Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent of any Equal Priority Secured Party of any other Series (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Secured Credit Document in respect of such Series), all without affecting the priorities provided for herein or the other provisions hereof; provided that the Collateral Agent of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness; provided further that in the event any such Refinancing transaction results in the aggregate principal amount of the applicable Series of Equal Priority Obligations then outstanding being increased and such increased principal amount is not permitted by any of the then extant Secured Credit Documents or Equal Priority Security Documents at the time of the incurrence thereof, then such increased principal amount (solely to the extent of such increase) shall not constitute “Equal Priority Obligations” for purposes of this Agreement.

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Section 2.09.      Possessory Collateral Agent as Gratuitous Bailee for Perfection. (a) The Controlling Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Shared Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other Equal Priority Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Equal Priority Security Documents, provided that at any time after the Discharge of the Series of Equal Priority Obligations for which the Controlling Collateral Agent is acting, the Controlling Collateral Agent shall (at the sole cost and expense of the Grantors), promptly deliver all Possessory Collateral to the new Controlling Collateral Agent (after giving effect to the Discharge of such Series of Equal Priority Obligations) together with any necessary endorsements reasonably requested by such new Controlling Collateral Agent (or make such other arrangements as shall be reasonably requested by such new Controlling Collateral Agent to allow such new Controlling Collateral Agent to obtain control of such Possessory Collateral). Pending delivery to the Controlling Collateral Agent, each other Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other Equal Priority Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Equal Priority Security Documents, in each case, subject to the terms and conditions of this Section 2.09.

(b)            The duties and responsibilities of the Controlling Collateral Agent and each other Collateral Agent under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other Equal Priority Secured Party for purposes of perfecting the Lien held by such Equal Priority Secured Parties therein.

Article 3
Existence and Amounts of Liens and Obligations

Section 3.01.      Determinations with Respect to Amounts of Liens and Obligations. Whenever any Collateral Agent shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Equal Priority Obligations of any Series, or the Shared Collateral subject to any Lien securing the Equal Priority Obligations of any Series, it may request that such information be furnished to it in writing by each other Collateral Agent and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if any Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Borrower. Each Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Equal Priority Secured Party or any other Person as a result of such determination.

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Article 4
The Controlling Collateral Agent

Section 4.01.      Appointment and Authority. (a) Each of the Equal Priority Secured Parties hereby irrevocably appoints and authorizes the Controlling Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Controlling Collateral Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. Each of the Equal Priority Secured Parties also authorizes the Controlling Collateral Agent, at the request of the Borrower, to, execute and deliver a Junior Priority Intercreditor Agreement in the capacity as “Designated Senior Representative” or the equivalent agent however referred to for the Equal Priority Secured Parties under such agreement (as applicable, the “Senior Collateral Agent”) and authorizes the Controlling Collateral Agent, in accordance with the provisions of this Agreement, to take such actions on its behalf and to exercise such powers as are delegated to, or otherwise given to, such “Designated Senior Representative” or equivalent agent by the terms of any Junior Priority Intercreditor Agreement together with such powers and discretion as are reasonably incidental thereto and authorizes the Controlling Collateral Agent, in accordance with the provisions of this Agreement, to take such actions on its behalf and to exercise such powers as are delegated to it hereunder and thereunder. In this connection, the Controlling Collateral Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Controlling Collateral Agent pursuant to the applicable Secured Credit Documents for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under any of the Equal Priority Security Documents, or for exercising any rights and remedies thereunder or any Junior Priority Intercreditor Agreement at the direction of the Controlling Collateral Agent, shall be entitled to the benefits of all provisions of this Article 4, Section 12 of the Initial Senior Credit Agreement, [Article IX] of each Initial Senior Credit Agreement Security Agreement, Articles 7 and 12 of each Initial Indenture, [Article IX] of each Initial Security Agreement and the equivalent provision of any Additional Equal Priority Document (as though such co-agents, sub-agents and attorneys-in-fact were the “Collateral Agent” named therein) as if set forth in full herein with respect thereto. Without limiting the foregoing, each of the Equal Priority Secured Parties, and each Collateral Agent, hereby agrees to provide such cooperation and assistance as may be reasonably requested by the Controlling Collateral Agent to facilitate and effect actions taken or intended to be taken by the Controlling Collateral Agent pursuant to this Article 4, such cooperation to include execution and delivery of notices, instruments and other documents as are reasonably deemed necessary by the Controlling Collateral Agent to effect such actions, and joining in any action, motion or proceeding initiated by the Controlling Collateral Agent for such purposes.

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(b)            Each Non-Controlling Secured Party acknowledges and agrees that the Controlling Collateral Agent shall be entitled, for the benefit of the Equal Priority Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the Equal Priority Security Documents, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled pursuant to the Equal Priority Security Documents (in their respective capacities as such). Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Controlling Collateral Agent or any other Equal Priority Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the Equal Priority Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any Equal Priority Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the Equal Priority Secured Parties waives any claim it may now or hereafter have against the Controlling Collateral Agent or the Collateral Agent for any other Series of Equal Priority Obligations or any other Equal Priority Secured Party of any other Series arising out of (i) any actions that do not violate this Agreement that any Collateral Agent or any Equal Priority Secured Party takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Equal Priority Obligations from any account debtor, guarantor or any other party) in accordance with the Equal Priority Security Documents or any other agreement related thereto or to the collection of the Equal Priority Obligations or the valuation, use, protection or release of any security for the Equal Priority Obligations, (ii) any election by any Collateral Agent or any holders of Equal Priority Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law by, any Grantor or any of its Subsidiaries, as debtor-in-possession.

(c)             The Controlling Collateral Agent, in its capacity as such, is hereby authorized to enter into the Junior Priority Intercreditor Agreement to the extent contemplated by the terms thereof, and each Collateral Agent, on behalf of itself and the Equal Priority Secured Parties of the Series for whom it is acting, and each Grantor acknowledges that the Junior Priority Intercreditor Agreement is binding upon them. Each Collateral Agent, on behalf of itself and the Equal Priority Secured Parties of the Series for whom it is acting, (i) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Junior Priority Intercreditor Agreement and (ii) hereby authorizes and instructs the Controlling Collateral Agent to enter into the Junior Priority Intercreditor Agreement and to subject the Liens on the Shared Collateral securing the Equal Priority Obligations to the provisions thereof. In addition, each Collateral Agent hereby authorizes the Controlling Collateral Agent to enter into any amendments to the Junior Priority Intercreditor Agreement to the extent required to give effect to the establishment of intercreditor rights and privileges as contemplated and required by this Agreement.

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Section 4.02.      Rights as an Equal Priority Secured Party. (a) The Person serving as the Controlling Collateral Agent hereunder shall have the same rights and powers in its capacity as an Equal Priority Secured Party under any Series of Equal Priority Obligations that it holds as any other Equal Priority Secured Party of such Series and may exercise the same as though it were not the Controlling Collateral Agent and the term “Equal Priority Secured Party” or “Equal Priority Secured Parties” or (as applicable) “Initial Senior Credit Agreement Secured Party,” “Initial Senior Credit Agreement Secured Parties,” “Initial Indenture Secured Party,” “Initial Indenture Secured Parties,” “Additional Equal Priority Secured Party” or “Additional Equal Priority Secured Parties” or any other equivalent defined term shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Controlling Collateral Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Grantors or any Subsidiary or other Affiliate thereof as if such Person were not the Controlling Collateral Agent hereunder and without any duty to account therefor to any other Equal Priority Secured Party.

Section 4.03.      Exculpatory Provisions. The Controlling Collateral Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, the Controlling Collateral Agent:

(a)            shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing;

(b)            shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby; provided that the Controlling Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Controlling Collateral Agent to liability or that is contrary to this Agreement or applicable law;

(c)            shall not, except as expressly set forth herein, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to a Grantor or any of its Affiliates that is communicated to or obtained by the Person serving as the Controlling Collateral Agent or any of its Affiliates in any capacity;

(d)            shall not be liable for any action taken or not taken by it (i) in the absence of its own gross negligence, willful misconduct or actual fraud as determined by a final decision by a court of competent jurisdiction or (ii) in reliance on a certificate of an authorized officer of the Borrower stating that such action is permitted by the terms of this Agreement. The Controlling Collateral Agent shall be deemed not to have knowledge of any Event of Default under any Series of Equal Priority Obligations unless and until written notice describing such Event of Default and referencing the applicable agreement is given to the Controlling Collateral Agent;

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(e)            shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Equal Priority Security Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Equal Priority Security Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Equal Priority Security Documents, (v) the value or the sufficiency of any Collateral for any Series of Equal Priority Obligations, or (vi) the satisfaction of any condition set forth in any Secured Credit Document, other than to confirm receipt of items expressly required to be delivered to the Controlling Collateral Agent; and

(f)             need not segregate money held hereunder from other funds except to the extent required by law. The Controlling Collateral Agent shall be under no liability for interest on any money received by it hereunder except if and to the extent it may (at its option and in its discretion) otherwise agree in writing.

Section 4.04.      Collateral and Guaranty Matters. Each of the Equal Priority Secured Parties irrevocably authorizes the applicable Collateral Agent, at its option and in its discretion, to release any Lien on any property granted to or held by the Collateral Agent under any Equal Priority Security Document in accordance with Section 2.04 or upon receipt of a written request from the Borrower stating that the releases of such Lien is permitted by the terms of each then extant Secured Credit Document.

Article 5
Miscellaneous

Section 5.01.      Notices. All notices and other communications provided for herein (including, but not limited to, all the directions and instructions to be provided to the Controlling Collateral Agent herein by the Equal Priority Secured Parties) shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)            if to the Borrower or any Grantor, to the Borrower, at its address at:

MPH Acquisition Holdings LLC
[c/o MultiPlan
535 East Diehl Road
Naperville, IL 60563
Attention: Chief Financial Officer
Tel: [*****]
Facsimile: [*****]]

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(b)            if to the Initial Senior Credit Agreement Collateral Agent, to it at Goldman Sachs Lending Partners LLC, as Initial Senior Credit Agreement Administrative Agent, at:

Goldman Sachs Lending Partners LLC, as Initial Senior Credit Agreement Administrative Agent,

2001 Ross Ave, 29th Floor
Dallas, TX 75201
Telephone: (972) 368-2323
Facsimile: (646) 769-7829
E-mail: gs-dallas-adminagency@ny.email.gs.com and gs-sbdagency-borrowernotices@ny.email.gs.com
Attention: SBD Operations

With a copy to:
Goldman Sachs Lending Partners LLC
200 West Street
New York, NY 10282
Attn: Bank Debt Portfolio Group
Luke Qiu
Email: luke.qiu@gs.com
(212) 902-5717

(c)            if to the Initial Second Out Tranche A Notes Collateral Agent, to it at:

Wilmington Trust, National Association
277 Park Avenue, 25th Floor
New York, NY 10172 Attention: MPH Acquisition Administrator

(d)            if to the Initial Second Out Tranche B Notes Collateral Agent, to it at:

Wilmington Trust, National Association
277 Park Avenue, 25th Floor
New York, NY 10172
Attention: MPH Acquisition Administrator

(e)            if to the Initial Third Out Tranche A Notes Collateral Agent, to it at:

Wilmington Trust, National Association
277 Park Avenue, 25th Floor
New York, NY 10172
Attention: MPH Acquisition Administrator

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(f)             if to the Initial Third Out Tranche B Notes Collateral Agent, to it at:

Wilmington Trust, National Association
277 Park Avenue, 25th Floor
New York, NY 10172
Attention: MultiPlan Corporation Administrator

(g)            if to any other Collateral Agent, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address, fax number or email address for notices and other communications hereunder by notice to the other parties hereto. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. As agreed to in writing among the Controlling Collateral Agent and each other Collateral Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

Each Collateral Agent agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. If the Borrower, any Grantor, the Initial Senior Credit Agreement Collateral Agent or any other Collateral Agent or Senior Class Debt Representative elects to give any other Collateral Agent e-mail or facsimile instructions (or instructions by a similar electronic method) and such Collateral Agent in its discretion elects to act upon such instructions, such Collateral Agent’s understanding of such instructions shall be deemed controlling. No Collateral Agent shall be liable for any losses, costs or expenses arising directly or indirectly from such Collateral Agent’s reliance upon and compliance with such instructions notwithstanding if such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to each Collateral Agent, including the risk of a Collateral Agent acting on unauthorized instructions and the risk of interception and misuse by third parties.

Section 5.02.      Waivers; Amendment; Joinder Agreements. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

30

(b)            Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Collateral Agent (and with respect to any such termination, waiver, amendment or modification which by the terms of this Agreement requires the Borrower’s consent or which increases the obligations or reduces the rights of the Borrower or any other Grantor, with the consent of the Borrower).

(c)             Notwithstanding the foregoing, without the consent of any Equal Priority Secured Party, any Additional Agent may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.13 of this Agreement and upon such execution and delivery, such Additional Agent and the Additional Equal Priority Secured Parties and Additional Equal Priority Obligations of the Series for which such Additional Agent is acting shall be subject to the terms hereof.

(d)            Notwithstanding the foregoing, without the consent of any other Collateral Agent or Equal Priority Secured Party, the Controlling Collateral Agent may effect amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any Additional Equal Priority Obligations that is permitted by the terms of each then extant Secured Credit Document; provided, that the Controlling Collateral Agent may condition its execution and delivery of any such amendment or modification on receipt of an officer’s certificate from the Borrower certifying that such amendment, modification or incurrence is permitted by the terms of each Secured Credit Document.

Section 5.03.      Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Equal Priority Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

Section 5.04.      Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 5.05.      Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formation on electronic platforms approved by the Controlling Collateral Agent or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

31

Section 5.06.      Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 5.07.      Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Initial Senior Credit Agreement Collateral Agent represents and warrants that it is authorized under the Initial Senior Credit Agreement to enter into this Agreement, this Agreement is binding upon it in its capacity as the Initial Senior Credit Agreement Collateral Agent and that the Initial Senior Credit Agreement provides that this Agreement is binding on the Initial Senior Credit Agreement Secured Parties. Each Initial Notes Collateral Agent represents and warrants that it is authorized under the applicable Initial Indenture to enter into this Agreement, that this Agreement is binding upon it in its capacity as an Initial Notes Collateral Agent and that the applicable Initial Indenture provides that by their acceptance of the Notes thereunder such Initial Notes Collateral Agent is authorized and directed to bind the Holders thereunder on the terms as set forth in this Agreement.

Section 5.08.      Submission to Jurisdiction Waivers; Consent to Service of Process. Each Collateral Agent, on behalf of itself and the Equal Priority Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a)            submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)            consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

32

(c)             agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Collateral Agent) at the address referred to in Section 5.01;

(d)            agrees that nothing herein shall affect the right of any other party hereto (or any Equal Priority Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Equal Priority Secured Party) to sue in any other jurisdiction; and

(e)            waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.

Section 5.09.      Governing Law; Waiver Of Jury Trial.

(a)            THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW.

(b)            EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 5.10.      Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 5.11.      Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the other Equal Priority Security Documents or Additional Equal Priority Documents, the provisions of this Agreement shall control.

Section 5.12.      Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Equal Priority Secured Parties in relation to one another. None of the Borrower, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.04, 2.05 or 2.09 and subject to Section 5.11) is intended to or will amend, waive or otherwise modify the provisions of the Initial Senior Credit Agreement, the Initial Indentures or any Additional Equal Priority Documents), and none of the Borrower or any other Grantor may rely on the terms hereof (other than Section 2.04, 2.05 or 2.09). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the Equal Priority Obligations as and when the same shall become due and payable in accordance with their terms.

33

Section 5.13.      Additional Equal Priority Obligations. The Borrower may incur obligations that will constitute Additional Equal Priority Obligations hereunder only if such obligations are permitted to be so incurred and treated as such hereunder (including permitted to be so incurred and treated as First Out Obligations, Second Out Obligations, Third Out Obligations or other Additional Equal Priority Obligations, as applicable) by the terms of each then extant Secured Credit Document and the other requirements of this Section 5.13 are satisfied. Any such additional class or series of Additional Equal Priority Obligations (the “Senior Class Debt”) may be secured by a Lien and may be guaranteed by the Grantors on a pari passu basis with the Liens and guarantees in favor of the other Series of Equal Priority Obligations, if and subject to the condition that the Collateral Agent of any such Senior Class Debt (each, a “Senior Class Debt Representative”), acting on behalf of the holders of such Senior Class Debt (such Collateral Agent and holders in respect of any Senior Class Debt being referred to as the “Senior Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.

In order for a Senior Class Debt Representative to become a party to this Agreement,

(i)            Such Senior Class Debt Representative, the Controlling Collateral Agent and each Grantor shall have executed and delivered an instrument substantially in the form of Annex II (with such changes as may be reasonably approved by the Controlling Collateral Agent and such Senior Class Debt Representative) pursuant to which (A) such Senior Class Debt Representative becomes a Collateral Agent and Additional Agent hereunder, and the Senior Class Debt in respect of which such Senior Class Debt Representative is the Collateral Agent and the related Senior Class Debt Parties become subject hereto and bound hereby and (B) the Borrower and such Senior Class Debt Representative designates such Senior Class Debt as “Additional First Out Obligations”, “Additional Second Out Obligations”, “Additional Third Out Obligations” or other “Additional Equal Priority Obligations”, as the case may be;

(ii)           the Borrower shall have delivered to the Controlling Collateral Agent true and complete copies of each of the Additional Equal Priority Documents relating to such Senior Class Debt, certified as being true and correct by an Authorized Officer of the Borrower;

(iii)          the Borrower shall have delivered to the Controlling Collateral Agent an officer’s certificate stating that such Additional Equal Priority Obligations to be incurred are permitted by each then extant Secured Credit Document (including with respect to the designation of such Additional Equal Priority Obligations as “Additional First Out Obligations”, “Additional Second Out Obligations”, “Additional Third Out Obligations” or other “Additional Equal Priority Obligations”, as the case may be), or to the extent a consent is otherwise required to permit the incurrence of such Additional Equal Priority Obligations under any such Secured Credit Document (including with respect to the designation of such Additional Equal Priority Obligations as “Additional First Out Obligations”, “Additional Second Out Obligations”, “Additional Third Out Obligations” or other “Additional Equal Priority Obligations”, as the case may be), such requisite consent has been obtained; and

34

(iv)          the Additional Equal Priority Documents, as applicable, relating to such Senior Class Debt shall provide, in a manner reasonably satisfactory to the Controlling Collateral Agent, that each Senior Class Debt Party with respect to such Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Senior Class Debt.

Section 5.14.      Integration. This Agreement together with the other Secured Credit Documents and the Equal Priority Security Documents represents the entire agreement of each of the Grantors and the Equal Priority Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, any Collateral Agent or any other Equal Priority Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the Equal Priority Security Documents.

Section 5.15.      [Reserved].

Section 5.16.      Information Concerning Financial Condition of the Borrower and the other Grantors. The Controlling Collateral Agent, the other Collateral Agents and the Equal Priority Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrower and the other Grantors and all endorsers or guarantors of the Equal Priority Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Equal Priority Obligations; provided that nothing in this Section 5.16 shall impose a duty on any Collateral Agent or any Trustee to keep itself informed of the financial condition or risk of nonpayment of any Grantor beyond that which may be required by the applicable Secured Credit Documents. The Controlling Collateral Agent, the other Collateral Agents and the Equal Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the Controlling Collateral Agent, any other Collateral Agent or any Equal Priority Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and Controlling Collateral Agent, the other Collateral Agents and the Equal Priority Secured Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

35

Section 5.17.      Additional Grantors. The Borrower agrees that, if any Subsidiary of Holdings shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex III. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Controlling Collateral Agent. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 5.18.      Further Assurances. Each Collateral Agent, on behalf of itself and each Equal Priority Secured Party under the applicable Initial Senior Credit Agreement, Initial Indenture or Additional Equal Priority Debt Facility, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

Section 5.19.      Initial Senior Credit Agreement Collateral Agent and Initial Notes Collateral Agents. It is understood and agreed that (a) the Initial Senior Credit Agreement Collateral Agent is entering into this Agreement in its capacity as collateral agent under the Initial Senior Credit Agreement and the provisions of the Initial Senior Credit Agreement and the other Credit Documents (as defined in the Initial Senior Credit Agreement), including Section 12 of the Initial Senior Credit Agreement, granting or extending any rights, protections, privileges, indemnities and immunities to the Initial Senior Credit Agreement Collateral Agent in such capacity shall also apply to it as Controlling Collateral Agent hereunder and (b) each Initial Notes Collateral Agent is entering in this Agreement in its capacity as an Initial Notes Collateral Agent under the applicable Initial Indenture and as Initial Notes Collateral Agent under the applicable Initial Security Agreement and not in its individual or corporate capacity and the provisions of the applicable Initial Indenture and the applicable Initial Security Agreement granting or extending any rights, protections, privileges, indemnities and immunities to such Initial Notes Collateral Agent thereunder shall also apply to such Initial Notes Collateral Agent hereunder.

For the avoidance of doubt, the parties hereto acknowledge that in no event shall the Initial Senior Credit Agreement Collateral Agent or any Initial Notes Collateral Agent be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether any such party has been advised of the likelihood of such loss or damage and regardless of the form of action.

In addition, it is understood and agreed that prior to the Discharge of Initial Senior Credit Agreement Obligations, to the extent that the Initial Senior Credit Agreement Collateral Agent is satisfied with or agrees to any deliveries or documents required to be provided in respect of any matters relating to any Shared Collateral or makes any determination in respect of any matters relating to any Shared Collateral (including, without limitation, extensions of time or waivers for the creation and perfection of security interests in, or the obtaining of title insurance, legal opinions or other deliverables with respect to, particular assets (including extensions beyond the date hereof or in connection with assets acquired, or Subsidiaries formed or acquired, after the date hereof) and any determination that the cost, burden, difficulty or consequence of obtaining or perfecting a security interest in a particular asset outweighs the benefit of a security interest to the relevant Equal Priority Secured Parties afforded thereby), each Initial Notes Collateral Agent and each Additional Agent shall be deemed to be satisfied with such deliveries and/or documents and the judgment of the Initial Senior Credit Agreement Collateral Agent in respect of any such matters under the Initial Senior Credit Agreement shall be deemed to be the judgment of such Initial Notes Collateral Agent and such Additional Agent in respect of such matters under the applicable Initial Indenture and the Security Documents (as defined in such Initial Indenture) and the applicable Additional Equal Priority Documents.

[Signature Page Follows]

36

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GOLDMAN SACHS LENDING PARTNERS LLC, as Initial Senior Credit Agreement Collateral Agent and Controlling Collateral Agent

By:
Name:
Title:

[Signature Page to Equal Priority Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Second Out Tranche A Notes Collateral Agent

By:
Name:
Title:

[Signature Page to Equal Priority Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Second Out Tranche B Notes Collateral Agent

By:
Name:
Title:

[Signature Page to Equal Priority Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Third Out Tranche A Notes Collateral Agent

By:
Name:
Title:

[Signature Page to Equal Priority Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Third Out Tranche B Notes Collateral Agent

By:
Name:
Title:

[Signature Page to Equal Priority Intercreditor Agreement]

MPH Acquisition Corp 1,

By:
Name:
Title:

MPH Acquisition Holdings LLC,

By:
Name:
Title:

[Signature Page to Equal Priority Intercreditor Agreement]

MEDICAL AUDIT & REVIEW SOLUTIONS, INC.[2]

By:
Name:
Title:

MPH Acquisition CORPORATION,

By:
Name:
Title:

MPH INTERMEDIATE HOLDING COMPANY 1
FORMOST, INC.
HMA ACQUISITION CORPORATION
IHP ACQUISITION CORP.

MARS ACQUISITION CORP.
MULTIPLAN CORP.
MULTIPLAN SERVICES CORPORATION
NCN ACQUISITION CORPORATION
PRIVATE HEALTHCARE SYSTEMS, INC.
TEXAS TRUE CHOICE, INC.
VIANT, INC.
VIANT HOLDINGS, INC.
VIANT PAYMENT SYSTEMS, INC.
HEALTHNETWORK SYSTEMS LLC
NATIONAL CARE NETWORK, LLC
ADMAR CORPORATION
BEECH STREET CORPORATION
MULTIPLAN, INC.
STATEWIDE INDEPENDENT PPO INC.
ASSOCIATES FOR HEALTH CARE, INC.
HEALTHEOS BY MULTIPLAN, INC.

By:
Name:
Title:

2 List of Grantors to be confirmed/updated.

[Signature Page to Equal Priority Intercreditor Agreement]

DHP ACQUISITION CORP. HST ACQUISITION CORP. HSTECHNOLOGY SOLUTIONS, INC. LAUNCHPOINT VENTURES, LLC

By:
Name:
Title:

[Signature Page to Equal Priority Intercreditor Agreement]

ANNEX I

GRANTORS3

MPH ACQUISITION CORP 1
MPH ACQUISITION HOLDINGS LLC
MEDICAL AUDIT & REVIEW SOLUTIONS, INC.
MPH ACQUISITION CORPORATION
MPH INTERMEDIATE HOLDING COMPANY 1
FORMOST, INC.
HMA ACQUISITION CORPORATION
IHP ACQUISITION CORP.
MARS ACQUISITION CORP.
MULTIPLAN CORP.
MULTIPLAN SERVICES CORPORATION
NCN ACQUISITION CORPORATION
PRIVATE HEALTHCARE SYSTEMS, INC.
TEXAS TRUE CHOICE, INC.
VIANT, INC.
VIANT HOLDINGS, INC.
VIANT PAYMENT SYSTEMS, INC.
HEALTHNETWORK SYSTEMS LLC
NATIONAL CARE NETWORK, LLC
ADMAR CORPORATION
BEECH STREET CORPORATION
MULTIPLAN, INC.
STATEWIDE INDEPENDENT PPO INC.
ASSOCIATES FOR HEALTH CARE, INC.
HEALTHEOS BY MULTIPLAN, INC.
DHP ACQUISITION CORP.
HST ACQUISITION CORP.
HSTECHNOLOGY SOLUTIONS, INC.
LAUNCHPOINT VENTURES, LLC

3 Schedule of Grantors to be confirmed/updated.

Annex I-1

ANNEX II

[FORM OF] JOINDER NO. [ ] dated as of [ ], 20[ ] to the EQUAL PRIORITY INTER-CREDITOR AGREEMENT dated as of [●], 2025 (the “Equal Priority Intercreditor Agreement”), among MPH Acquisition Corp 1, a Delaware corporation (“Holdings”), MPH Acquisition Holdings LLC, a Delaware limited liability company (the “Borrower”), the other Grantors party hereto, Goldman Sachs Lending Partners LLC as collateral agent for the Initial Senior Credit Agreement Secured Parties (in such capacity, the “Initial Senior Credit Agreement Collateral Agent”) and Wilmington Trust, National Association, in its capacity as collateral agent for the Initial Second Out Tranche A Indenture Secured Parties (as defined below) under the Initial Second Out Tranche A Indenture (in such capacity and together with its successors in such capacity, the “Initial Second Out Tranche A Notes Collateral Agent”), Wilmington Trust, National Association, in its capacity as collateral agent for the Initial Second Out Tranche B Indenture Secured Parties (as defined below) under the Initial Second Out Tranche B Indenture (in such capacity and together with its successors in such capacity, the “Initial Second Out Tranche B Notes Collateral Agent”), Wilmington Trust, National Association, in its capacity as collateral agent for the Initial Third Out Tranche A Indenture Secured Parties (as defined below) under the Initial Third Out Tranche A Indenture (in such capacity and together with its successors in such capacity, the “Initial Third Out Tranche A Notes Collateral Agent”), Wilmington Trust, National Association, in its capacity as collateral agent for the Initial Third Out Tranche B Indenture Secured Parties (as defined below) under the Initial Third Out Tranche B Indenture (in such capacity and together with its successors in such capacity, the “Initial Third Out Tranche B Notes Collateral Agent”; and together with the Initial Third Out Tranche A Notes Collateral Agent, the “Initial Third Out Notes Collateral Agents”; and the Initial Third Out Notes Collateral Agents together with the Initial Second Out Tranche A Notes Collateral Agent and the Initial Second Out Tranche B Notes Collateral Agent, the “Initial Notes Collateral Agents”; and the Initial Notes Collateral Agents together with the Initial Senior Credit Agreement Collateral Agent, the “Initial Collateral Agents”), and each Additional Agent from time to time party hereto for the Additional Equal Priority Secured Parties of the Series with respect to which it is acting in such capacity.

A.             Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Equal Priority Intercreditor Agreement.

B.             As a condition to the ability of the Borrower and certain of its Subsidiaries to incur Additional Equal Priority Obligations and to secure such Senior Class Debt (and the guarantee in respect thereof) with the Senior Liens, in each case under and pursuant to the Additional Equal Priority Documents, the Senior Class Debt Representative in respect of such Senior Class Debt is required to become a Collateral Agent under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the Equal Priority Intercreditor Agreement. Section 5.13 of the Equal Priority Intercreditor Agreement provides that such Senior Class Debt Representative may become a Collateral Agent under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the Equal Priority Intercreditor Agreement, upon the execution and delivery by the Senior Class Debt Representative of an instrument in the form of this Joinder and the satisfaction of the other conditions set forth in Section 5.13 of the Equal Priority Intercreditor Agreement. The undersigned Senior Class Debt Representative (the “New Collateral Agent”) is executing this Joinder in accordance with the requirements of the Equal Priority Intercreditor Agreement.

Annex II-1

Accordingly, the Controlling Collateral Agent and the New Collateral Agent agree as follows:

SECTION 1. In accordance with Section 5.13 of the Equal Priority Intercreditor Agreement, the New Collateral Agent by its signature below becomes a Collateral Agent and Additional Agent under, and the related Senior Class Debt and Senior Class Debt Parties become subject to and bound by, the Equal Priority Intercreditor Agreement with the same force and effect as if the New Collateral Agent had originally been named therein as a Collateral Agent, and the New Collateral Agent, on behalf of itself and such Senior Class Debt Parties, hereby agrees to all the terms and provisions of the Equal Priority Intercreditor Agreement applicable to it as a Collateral Agent and to the Senior Class Debt Parties that it represents as Additional Equal Priority Secured Parties. Each reference to a “Collateral Agent” or an “Additional Agent” in the Equal Priority Intercreditor Agreement shall be deemed to include the New Collateral Agent. The Equal Priority Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The Borrower and the New Collateral Agent hereby designate such Senior Class Debt as Additional Equal Priority Obligations constituting [First Out Obligations][Second Out Obligations][Third Out Obligations] for all purposes under the Equal Priority Intercreditor Agreement.

SECTION 3. The New Collateral Agent represents and warrants to the Controlling Collateral Agent and the other Equal Priority Secured Parties that (i) it has full power and authority to enter into this Joinder, in its capacity as [agent] [trustee] under [describe new facility], (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Additional Equal Priority Documents relating to such Senior Class Debt provide that, upon the New Collateral Agent’s entry into this Agreement, the Senior Class Debt Parties in respect of such Senior Class Debt will be subject to and bound by the provisions of the Equal Priority Intercreditor Agreement as Additional Equal Priority Secured Parties and as [Additional First Out Secured Parties][Additional Second Out Secured Parties][Additional Third Out Secured Parties].

SECTION 4. This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Controlling Collateral Agent shall have received a counterpart of this Joinder that bears the signature of the New Collateral Agent and acknowledged by Holdings, the Borrower and each other Grantor. Delivery of an executed signature page to this Joinder by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Joinder and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formation on electronic platforms approved by the Controlling Collateral Agent or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Annex II-2

SECTION 5. Except as expressly supplemented hereby, the Equal Priority Intercreditor Agreement shall remain in full force and effect.

SECTION 6. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Equal Priority Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Equal Priority Intercreditor Agreement. All communications and notices hereunder to the New Collateral Agent shall be given to it at the address set forth below its signature hereto.

SECTION 9. The Borrower agrees to reimburse the Controlling Collateral Agent for its reasonable out-of-pocket expenses in connection with this Joinder, including the reasonable fees, other charges and disbursements of counsel for the Controlling Collateral Agent.

Annex II-3

IN WITNESS WHEREOF, the New Collateral Agent and the Controlling Collateral Agent have duly executed this Joinder to the Equal Priority Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW COLLATERAL AGENT], as [●] for the holders of [●],

By:
Name:
Title:

[Signature Page to Joinder to Equal Priority Intercreditor Agreement]

Address for notices:

attention of:
Telecopy:

[Signature Page to Joinder to Equal Priority Intercreditor Agreement]

Acknowledged by:

[____________________],
as Controlling Collateral Agent

By:
Name:
Title:

MPH Acquisition Corp 1

By:
Name:
Title:

MPH Acquisition Holdings LLC

By:
Name:
Title:

[THE GRANTORS LISTED ON SCHEDULE I HERETO]

By:
Name:
Title:

[Signature Page to Joinder to Equal Priority Intercreditor Agreement]

Schedule I to the Joinder to the
Equal Priority Intercreditor Agreement

Grantors

[             ]

Schedule I-1

ANNEX III

[FORM OF] SUPPLEMENT NO. [ ] dated as of [ ]. 20[ ], to the EQUAL PRIORITY INTER-CREDITOR AGREEMENT dated as of[●], 2025 (the “Equal Priority Intercreditor Agreement”), among MPH Acquisition Corp 1, a Delaware corporation (“Holdings”), MPH Acquisition Holdings LLC, a Delaware limited liability company (the “Borrower”), the other Grantors party hereto, Goldman Sachs Lending Partners LLC as collateral agent for the Initial Senior Credit Agreement Secured Parties (in such capacity, the “Initial Senior Credit Agreement Collateral Agent”) and Wilmington Trust, National Association, in its capacity as collateral agent for the Initial Second Out Tranche A Indenture Secured Parties (as defined below) under the Initial Second Out Tranche A Indenture (in such capacity and together with its successors in such capacity, the “Initial Second Out Tranche A Notes Collateral Agent”), Wilmington Trust, National Association, in its capacity as collateral agent for the Initial Second Out Tranche B Indenture Secured Parties (as defined below) under the Initial Second Out Tranche B Indenture (in such capacity and together with its successors in such capacity, the “Initial Second Out Tranche B Notes Collateral Agent”), Wilmington Trust, National Association, in its capacity as collateral agent for the Initial Third Out Tranche A Indenture Secured Parties (as defined below) under the Initial Third Out Tranche A Indenture (in such capacity and together with its successors in such capacity, the “Initial Third Out Tranche A Notes Collateral Agent”), Wilmington Trust, National Association, in its capacity as collateral agent for the Initial Third Out Tranche B Indenture Secured Parties (as defined below) under the Initial Third Out Tranche B Indenture (in such capacity and together with its successors in such capacity, the “Initial Third Out Tranche B Notes Collateral Agent”; and together with the Initial Third Out Tranche A Notes Collateral Agent, the “Initial Third Out Notes Collateral Agents”; and the Initial Third Out Notes Collateral Agents together with the Initial Second Out Tranche A Notes Collateral Agent and the Initial Second Out Tranche B Notes Collateral Agent, the “Initial Notes Collateral Agents”; and the Initial Notes Collateral Agents together with the Initial Senior Credit Agreement Collateral Agent, the “Initial Collateral Agents”), and each Additional Agent from time to time party hereto for the Additional Equal Priority Secured Parties of the Series with respect to which it is acting in such capacity.

A              Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Equal Priority Intercreditor Agreement.

B.              The Grantors have entered into the Equal Priority Intercreditor Agreement. Pursuant to certain Secured Credit Documents, certain newly acquired or organized Subsidiaries of Holdings are required to enter into the Equal Priority Intercreditor Agreement. Section 5.17 of the Equal Priority Intercreditor Agreement provides that such Subsidiaries may become party to the Equal Priority Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Initial Senior Credit Agreement, the Initial Indentures and the Additional Equal Priority Documents.

Annex III-1

Accordingly, the Controlling Collateral Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 5.17 of the Equal Priority Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Equal Priority Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Equal Priority Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Equal Priority Intercreditor Agreement shall be deemed to include the New Grantor. The Equal Priority Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Controlling Collateral Agent and the other Equal Priority Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Controlling Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Supplement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formation on electronic platforms approved by the Controlling Collateral Agent or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 4. Except as expressly supplemented hereby, the Equal Priority Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Annex III-2

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Equal Priority Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Equal Priority Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower as specified in the Equal Priority Intercreditor Agreement.

SECTION 8. The Borrower agrees to reimburse the Controlling Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Controlling Collateral Agent.

Annex III-3

IN WITNESS WHEREOF, the New Grantor, and the Controlling Collateral Agent have duly executed this Supplement to the Equal Priority Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR],

By:
Name:
Title:

Acknowledged by:

[_______], as Controlling Collateral Agent,

By:
Name:
Title:

[Signature Page to Supplement to Equal Priority Intercreditor Agreement]

Exhibit 11

New Junior Priority

Intercreditor Agreement

JUNIOR PRIORITY INTERCREDITOR AGREEMENT

Among

MPH ACQUISITION CORP 1,
as Holdings,

MPH ACQUISITION HOLDINGS LLC,
as the Borrower,

and the other Grantors party hereto,

GOLDMAN SACHS LENDING PARTNERS LLC,
as Senior Priority Representative for the Senior Priority Secured Parties,

WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Initial Second Out

Tranche A Notes Collateral Agent for the Initial Second Out Tranche A Indenture Secured Parties,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Initial Second Out Tranche B Notes Collateral Agent for the Initial Second Out Tranche B

Indenture Secured Parties,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Initial Third Out Tranche A Notes Collateral Agent for the Initial Third Out Tranche A

Indenture Secured Parties,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Initial Third Out Tranche B Notes Collateral Agent for the Initial Third Out Tranche B

Indenture Secured Parties

GOLDMAN SACHS LENDING PARTNERS LLC,
as Initial Junior Priority Representative for the Initial Junior Priority Secured Parties,

and

each additional Representative from time to time party hereto dated as of [●], 2025

TABLE OF CONTENTS

Page

Article 1
Definitions

Section 1.01. Certain Defined Terms	2
Section 1.02. Terms Generally	13

Article 2
Priorities and Agreements with Respect to Shared Collateral

Article 3
Enforcement

Section 3.01. Exercise of Remedies	16
Section 3.02. Cooperation	18
Section 3.03. Actions upon Breach	18
Section 3.04. Purchase Option	18

Article 4
Payments

Section 4.01. Application of Proceeds	19
Section 4.02. Payments Over	19

Article 5
Other Agreements

i

Article 6
Insolvency or Liquidation Proceedings

Article 7
Reliance; Etc.

Section 7.01. Reliance	32
Section 7.02. No Warranties or Liability	33
Section 7.03. Obligations Unconditional	33

Article 8
Miscellaneous

ii

JUNIOR PRIORITY INTERCREDITOR AGREEMENT dated as of [●], 2025, (this “Agreement”), by and among MPH ACQUISITION CORP 1, a Delaware corporation (“Holdings”), MPH ACQUISITION HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the other Grantors (as defined below) party hereto, GOLDMAN SACHS LENDING PARTNERS LLC, as Representative for the Senior Priority Credit Agreement Secured Parties (in such capacity and together with its successors, assigns, designees and sub-agents in such capacity, the “Senior Priority Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association (“Wilmington Trust”), in its capacity as collateral agent for the Initial Second Out Tranche A Indenture Secured Parties (as defined below) under the Initial Second Out Tranche A Indenture (in such capacity and together with its successors in such capacity, the “Initial Second Out Tranche A Notes Collateral Agent”), Wilmington Trust, in its capacity as collateral agent for the Initial Second Out Tranche B Indenture Secured Parties (as defined below) under the Initial Second Out Tranche B Indenture (in such capacity and together with its successors in such capacity, the “Initial Second Out Tranche B Notes Collateral Agent”), Wilmington Trust, in its capacity as collateral agent for the Initial Third Out Tranche A Indenture Secured Parties (as defined below) under the Initial Third Out Tranche A Indenture (in such capacity and together with its successors in such capacity, the “Initial Third Out Tranche A Notes Collateral Agent”), Wilmington Trust, in its capacity as collateral agent for the Initial Third Out Tranche B Indenture Secured Parties (as defined below) under the Initial Third Out Tranche B Indenture (in such capacity and together with its successors in such capacity, the “Initial Third Out Tranche B Notes Collateral Agent”; and together with the Initial Third Out Tranche A Notes Collateral Agent, the “Initial Third Out Notes Collateral Agents”; and the Initial Third Out Notes Collateral Agents together with the Initial Second Out Tranche A Notes Collateral Agent and the Initial Second Out Tranche B Notes Collateral Agent, the “Senior Notes Collateral Agents”), GOLDMAN SACHS LENDING PARTNERS LLC, as Representative for the Initial Junior Priority Secured Parties (in such capacity and together with its successors, assigns, designees and sub-agents in such capacity, the “Initial Junior Priority Collateral Agent”), and each additional Junior Priority Representative that from time to time becomes a party hereto pursuant to Section 8.09.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Senior Priority Collateral Agent (for itself and on behalf of the other Senior Priority Credit Agreement Secured Parties), each Senior Notes Collateral Agent (each for itself and on behalf of the applicable Senior Priority Secured Parties), the Initial Junior Priority Collateral Agent (for itself and on behalf of the other Initial Junior Priority Secured Parties) and each additional Junior Priority Representative (for itself and on behalf of the other Additional Junior Priority Secured Parties under the applicable Additional Junior Priority Debt Facility) agree as follows:

Article 1
Definitions

Section 1.01.          Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Senior Credit Agreement or the Senior Priority Intercreditor Agreement, as applicable, or if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Additional Junior Priority Debt” means any Indebtedness that is Incurred or guaranteed by any Grantor (other than Indebtedness constituting Initial Junior Priority Obligations), which Indebtedness and Guarantees are secured by Liens on the Junior Priority Collateral (or a portion thereof) having, or intended to have, a priority ranking (but without regard to control of remedies, other than as provided by the terms of the applicable Junior Priority Debt Documents) that is junior to the Liens on the Junior Priority Collateral securing the Senior Priority Obligations; provided, however, that (a) such Indebtedness is permitted to be Incurred, secured and guaranteed on such basis by each Senior Priority Debt Document and Junior Priority Debt Document then in effect and (b) the Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.09 hereof.

“Additional Junior Priority Debt Documents” means, with respect to any series, issue or class of Additional Junior Priority Debt, the promissory notes, credit agreements, loan agreements, note purchase agreements, indentures or other operative agreements evidencing or governing such Indebtedness or the Liens securing such Indebtedness, including the Junior Priority Collateral Documents (other than the Initial Junior Priority Collateral Documents).

“Additional Junior Priority Debt Facility” means each credit agreement, loan agreement, note purchase agreement, indenture or other governing agreement with respect to any Additional Junior Priority Debt.

“Additional Junior Priority Debt Obligations” means, with respect to any series, issue or class of Additional Junior Priority Debt, (a) all principal of, and premium and interest, fees and expenses (including, without limitation, any interest, fees and expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Debtor Relief Laws, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional Junior Priority Debt, (b) all other amounts payable to the related Additional Junior Priority Secured Parties under the related Additional Junior Priority Debt Documents and (c) any Refinancings of the foregoing.

“Additional Junior Priority Secured Parties” means, with respect to any series, issue or class of Additional Junior Priority Debt, the holders of such Indebtedness or any other Additional Junior Priority Debt Obligation, the Representative with respect thereto, any trustee or agent therefor under any related Additional Junior Priority Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Borrower or any Grantor under any related Additional Junior Priority Debt Documents.

2

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.).

“Board of Directors” means, with respect to any Person, (i) in the case of any corporation, the board of directors of such Person or any committee thereof duly authorized to act on behalf of such board, (ii) in the case of any limited liability company, the board of managers, board of directors, manager or managing member of such Person or the functional equivalent of the foregoing, (iii) in the case of any partnership, the board of directors, board of managers, manager or managing member of a general partner of such Person or the functional equivalent of the foregoing and (iv) in any other case, the functional equivalent of the foregoing. In addition, the term “director” means a director or functional equivalent thereof with respect to the relevant Board of Directors.

“Borrower” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Capital Stock” means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Collateral” means the Senior Priority Collateral and the Junior Priority Collateral.

“Collateral Documents” means the Senior Priority Collateral Documents and the Junior Priority Collateral Documents.

“Debt Facility” means any Senior Priority Debt Facility and any Junior Priority Debt Facility.

“Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the US or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Designated Junior Priority Representative” means (a) the Initial Junior Priority Collateral Agent, so long as the Initial Junior Priority Credit Agreement is the only Junior Priority Debt Facility under this Agreement and (b) at any time when clause (a) does not apply, the “Applicable Authorized Representative” (as defined in the Equal Priority Intercreditor Agreement (as defined in the Initial Junior Priority Credit Agreement)).

3

“Designated Senior Priority Representative” means the Controlling Collateral Agent (as defined in the Senior Priority Intercreditor Agreement).

“DIP Financing” has the meaning assigned to such term in Section 6.01.

“Discharge” means, subject to Section 5.06 and Section 6.04, with respect to any Debt Facility, the date on which such Debt Facility or the Senior Priority Obligations or Junior Priority Obligations thereunder, as the case may be, are no longer secured by Shared Collateral pursuant to the terms of the documentation governing such Debt Facility. The term “Discharged” shall have a corresponding meaning.

“Discharge of Senior Priority Obligations” means (a) payment in full in cash of the principal of, interest (including interest, fees, and expenses accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate set forth in the Senior Credit Agreement, whether or not allowed or allowable in such proceeding) and premium (if any) in respect of all outstanding Senior Priority Obligations, and, with respect to letters of credit or letter of credit guaranties thereunder, delivery of cash collateral, backstop letters of credit or replacement letters of credit in respect thereof on compliance with the Senior Credit Documents, (b) payment in full in cash of all other Senior Priority Obligations that are due and payable or otherwise accrued and owing under or in connection with the Senior Priority Documents at or prior to the time such principal and interest are paid or commitments referred to in the following clause (c) are terminated (other than any contingent obligations for which no demand or claim has been made), and (c) termination of all other commitments of the Senior Priority Secured Parties to extend credit under the Senior Credit Documents, in each case without giving effect to any limitations on the enforceability thereof, or the enforceability or allowance of the applicable Obligations under applicable Debtor Relief Laws or otherwise (including, without limitation, with respect to interest, fees, or expenses which accrue after the commencement of any Insolvency or Liquidation Proceeding or which would accrue but for the operation of Debtor Relief Laws); provided that, the Discharge of Senior Priority Obligations shall not be deemed to have occurred in connection with a Refinancing of such Senior Priority Obligations with additional Senior Priority Obligations secured by Collateral .

“Disposition” means the sale, conveyance, transfer or other disposition, whether in a single transaction or a series of related transactions, of property or assets (including by way of a Sale and Lease-Back Transaction) of any Person.

“Domain Name” means Internet domain names and associated uniform resource locator addresses.

4

“Grantors” means Holdings, the Borrower and each Subsidiary that has granted a security interest pursuant to any Collateral Document to secure any Secured Obligations.

“Holdings” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Initial Junior Priority Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor collateral agent as provided in the Initial Junior Priority Credit Agreement.

“Initial Junior Priority Collateral Documents” means the “Security Documents” as defined in the Initial Junior Priority Credit Agreement.

“Initial Junior Priority Credit Agreement” means that certain Credit Agreement, dated as of August 24, 2021, by and among Holdings, the Borrower, the Co-Obligors from time to time party thereto and Goldman Sachs Lending Partners LLC, as administrative agent and collateral agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time as expressly permitted hereunder.

“Initial Junior Priority Obligations” means the “Obligations” as defined in the Initial Junior Priority Credit Agreement.

“Initial Junior Priority Secured Parties” means the “Secured Parties” as defined in the Initial Junior Priority Credit Agreement.

“Initial Second Out Tranche A Indenture” means that certain Indenture, dated as of [●], 2025, between the Borrower and Wilmington Trust, National Association, as trustee, and the Initial Second Out Tranche A Collateral Agent, in respect of the Senior Secured Notes due 2030 (Tranche A), as such Indenture may be amended, restated, supplemented, increased or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement.

“Initial Second Out Tranche A Notes Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Initial Second Out Tranche A Indenture Secured Parties” means the “Secured Parties” as defined in the Initial Second Out Tranche A Notes Security Agreement.

“Initial Second Out Tranche A Notes Security Agreement” means the “Security Agreement” as defined in the Initial Second Out Tranche A Notes Indenture.

“Initial Second Out Tranche B Indenture” means that certain Indenture, dated as of [●], 2025, between the Borrower and Wilmington Trust, National Association, as trustee, the Initial Second Out Tranche A Collateral Agent, in respect of the Senior Secured Notes due 2030 (Tranche B), as such Indenture may be amended, restated, supplemented, increased or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement.

5

“Initial Second Out Tranche B Notes Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Initial Second Out Tranche B Indenture Secured Parties” means the “Secured Parties” as defined in the Initial Second Out Tranche B Notes Security Agreement.

“Initial Second Out Tranche B Notes Security Agreement” means the “Security Agreement” as defined in the Initial Second Out Tranche B Notes Indenture.

“Initial Third Out Notes Collateral Agents” has the meaning assigned to such term in the preamble hereto.

“Initial Third Out Tranche A Indenture” means that certain Indenture, dated as of [●], 2025, between the Borrower, as the issuer, and Wilmington Trust, National Association, as trustee, the Initial Third Out Tranche A Collateral Agent, in respect of the Senior Secured Notes due 2031, as such Indenture may be amended, restated, supplemented, increased or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement.

“Initial Third Out Tranche B Indenture” means that certain Indenture, dated as of [●], 2025, between Holdings, as the issuer, and Wilmington Trust, National Association, as trustee, the Initial Third Out Tranche B Collateral Agent, in respect of the Senior Secured Notes due 2031, as such Indenture may be amended, restated, supplemented, increased or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement.

“Initial Third Out Tranche A Indenture Secured Parties” means the “Secured Parties” as defined in the Initial Third Out Tranche A Notes Security Agreement.

“Initial Third Out Tranche A Notes Security Agreement” means the “Security Agreement” as defined in the Initial Third Out Tranche A Notes Indenture.

“Initial Third Out Tranche A Notes Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Initial Third Out Tranche B Indenture Secured Parties” means the “Secured Parties” as defined in the Initial Third Out Tranche B Notes Security Agreement.

“Initial Third Out Tranche B Notes Security Agreement” means the “Security Agreement” as defined in the Initial Third Out Tranche B Notes Indenture.

“Initial Third Out Tranche B Notes Collateral Agent” has the meaning assigned to such term in the preamble hereto.

6

“Insolvency or Liquidation Proceeding” means:

(a)	any case or proceeding commenced by or against the Borrower or any other Grantor under the Bankruptcy Code or any other Debtor Relief Law, any other case or proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b)	any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c)	any other case or proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Joinder Agreement” means a supplement to this Agreement in the form of Annex II or Annex III hereof required to be delivered by a Junior Priority Class Debt Representative to the Designated Senior Priority Representative or Designated Junior Priority Representative, as the case may be, pursuant to Section 8.09 hereof in order to include additional Junior Priority Class Debt hereunder and to become the Junior Priority Class Debt Representative hereunder for the Junior Priority Secured Parties under such Junior Priority Class Debt.

“Junior Priority Class Debt” has the meaning assigned to such term in Section 8.09.

“Junior Priority Class Debt Parties” has the meaning assigned to such term in Section 8.09.

“Junior Priority Class Debt Representative” has the meaning assigned to such term in Section 8.09.

“Junior Priority Collateral” means (a) any “Collateral” as defined in the Initial Junior Priority Credit Agreement and (b) any “Collateral” as defined in any Additional Junior Priority Debt Document or any other assets of Holdings, the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Junior Priority Collateral Document as security for any Additional Junior Priority Debt Obligation.

“Junior Priority Collateral Agent” means (a) the Initial Junior Priority Collateral Agent and (b) each other collateral agent and the administrative agent and/or trustee (as applicable) or any other similar agent or Person under any Junior Priority Collateral Documents, in each case, together with its successors in such capacity.

7

“Junior Priority Collateral Documents” means (a) the “Security Documents” as defined in the Initial Junior Priority Credit Agreement and (b) the “Security Documents” as defined in the Additional Junior Priority Debt Documents and each of the security agreements and other instruments and documents executed and delivered by Holdings, the Borrower or any other Grantor for purposes of providing collateral security for any Additional Junior Priority Debt Obligations.

“Junior Priority Debt Documents” means (a) the Initial Junior Priority Credit Agreement and (b) any Additional Junior Priority Debt Documents.

“Junior Priority Debt Facilities” means (a) the Initial Junior Priority Credit Agreement and (b) any Additional Junior Priority Debt Facilities.

“Junior Priority Lien” means the Liens on the Junior Priority Collateral in favor of Junior Priority Secured Parties under the Junior Priority Collateral Documents.

“Junior Priority Secured Parties” means (a) the Initial Junior Priority Secured Parties and (b) the Additional Junior Priority Secured Parties.

“Junior Priority Obligations” means (a) the Initial Junior Priority Obligations and (b) the Additional Junior Priority Obligations.

“Junior Priority Obligations” means (a) the Initial Junior Priority Obligations and (b) any Additional Junior Priority Debt Obligations.

“Junior Priority Representative” means (a) in the case of any Initial Junior Priority Obligations or the Initial Junior Priority Secured Parties, the Initial Junior Priority Collateral Agent and (b) in the case of any Additional Junior Priority Debt Facility and the Additional Junior Priority Secured Parties thereunder, the trustee, administrative agent, collateral agent, security agent or similar agent under such Additional Junior Priority Debt Facility that is named as the Representative in respect of such Additional Junior Priority Debt Facility in the applicable Joinder Agreement.

“Junior Priority Secured Parties” means (a) the Initial Junior Priority Secured Parties and (b) any Additional Junior Priority Secured Parties.

“Lien” means any mortgage, pledge, deed of trust, security interest, hypothecation, lien (statutory or other) or similar encumbrance and any easement, right-of-way, restriction (including zoning restrictions), defect, exception or irregularity in title or similar charge or encumbrance (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof); provided that in no event shall a Non-Financing Lease Obligation be deemed to constitute a Lien.

8

“Major Junior Priority Representative” means, with respect to any Shared Collateral and at any time, (a) if at such time there shall be one series of Junior Priority Obligations subject to this Agreement, the Initial Junior Priority Collateral Agent and (b) if clause (a) does not apply, the Junior Priority Representative of the series of Junior Priority Obligations that at such time constitutes the largest outstanding principal amount of the then outstanding series of Junior Priority Obligations with respect to such Shared Collateral.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Notes Security Agreements” means the Initial Second Out Tranche A Notes Security Agreement, the Initial Second Out Tranche B Notes Security Agreement, the Initial Third Out Tranche A Notes Security Agreement and the Initial Third Out Tranche B Notes Security Agreement.

“Officer’s Certificate” has the meaning assigned to such term in Section 8.08.

“Person” means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any Governmental Authority (as defined in the Senior Credit Agreement).

“Pledged or Controlled Collateral” means any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any account in which such Shared Collateral is held, to the extent that such Shared Collateral or any such account is in fact in the possession or under the control of any Senior Priority Representative or any Junior Priority Representative, or of agents or bailees of such Person.

“Proceeds” means (x) the proceeds of any sale, collection Disposition or other liquidation of Shared Collateral and any payment or distribution of any kind is made in respect of, or attributable to, the Shared Collateral, including in an Insolvency or Liquidation Proceeding (including, without limitation, any Reorganization Securities, any adequate protection payments and any value otherwise received on account of, or in connection with, a secured claim with respect to any Shared Collateral and also any distribution of equity or, debt securities or other instruments, subscription or participation or other rights, or any additional or replacement collateral provided during any Insolvency or Liquidation Proceeding, in each case made in respect of, or attributable to the Shared Collateral) and (y) any amounts received by any Senior Priority Representative or any other Senior Priority Secured Party from a Junior Priority Secured Party in respect of Shared Collateral pursuant to this Agreement.

“Recovery” has the meaning assigned to such term in Section 6.04.

“Refinance” means, with respect to any Indebtedness, to refinance, extend, renew, defease, amend, increase, restate, modify, supplement, restructure, refund, replace, repay, redeem, repurchase, acquire, prepay, retire or extinguish such Indebtedness or to enter into alternative financing arrangements to exchange or replace (in whole or in part) such Indebtedness, including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, or, after the original instrument giving rise to such Indebtedness has been terminated, by entering into any credit agreement, loan agreement, note purchase agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

9

“Reorganization Securities” means any notes, equity interests, or other securities (whether debt, equity, or otherwise) issued by a reorganized Grantor that are distributed pursuant to a plan of reorganization or arrangement, liquidating plan, proposal or other dispositive restructuring plan on account of, or in connection with, any Junior Priority Obligations in any Insolvency or Liquidation Proceeding.

“Representatives” means the Senior Priority Representatives and the Junior Priority Representatives.

“Secured Obligations” means the Senior Priority Obligations and the Junior Priority Obligations.

“Secured Parties” means the Senior Priority Secured Parties and the Junior Priority Secured Parties.

“Senior Credit Agreement” means that certain Credit Agreement, dated as of [●], 2025, as amended, restated, supplemented, increased or otherwise modified, refinanced or replaced from time to time, among Holdings, the Borrower, the co-obligors from time to time party thereto, the lenders and letter of credit issuers from time to time party thereto, Goldman Sachs Lending Partners LLC, as administrative agent and collateral agent, and the other parties thereto.

“Secured Debt Documents” means the Senior Priority Debt Documents and the Junior Priority Debt Documents.

“Senior Indenture Secured Obligations” means the “Initial Indenture Obligations” (as defined in the Senior Priority Intercreditor Agreement).

“Senior Indenture Secured Parties” means the “Secured Notes Secured Parties” as defined in each Senior Secured Notes Indenture.

“Senior Notes Collateral Agents” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor collateral agent as provided in Section [12.08] of any applicable Senior Secured Notes Indenture.

“Senior Notes Security Agreement” means each “Security Agreement” as defined in each Senior Secured Notes Indenture.

“Senior Priority Collateral” means any assets of Holdings, the Borrower or any other Grantor with respect to which a Lien is granted or purported to be granted pursuant to a Senior Priority Collateral Document as security for any Senior Priority Obligations, including any “Shared Collateral” as defined in the Senior Priority Intercreditor Agreement or [Junior Priority Intercreditor Agreement].

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“Senior Priority Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement and shall include any successor Collateral Agent under and in accordance with the terms of the Senior Credit Agreement.

“Senior Priority Collateral Documents” means the “Equal Priority Security Documents” as defined in the Senior Priority Intercreditor Agreement and each of the security agreements and other instruments and documents executed and delivered by Holdings, the Borrower or any other Grantor for purposes of providing collateral security for any Senior Priority Obligation.

“Senior Priority Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Senior Credit Agreement.

“Senior Priority Debt Documents” means the “Secured Credit Documents” (as defined in the Senior Priority Intercreditor Agreement).

“Senior Priority Debt Facilities” means the Senior Credit Agreement and each Senior Secured Notes Indenture.

“Senior Priority Intercreditor Agreement” means that certain Equal Priority Intercreditor Agreement, dated as of [●], 2025, by and among Holdings, the Borrower, the other Grantors from time to time party thereto, the Senior Priority Collateral Agent, each other Collateral Agent (as defined therein) and each other party thereto from time to time, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Senior Priority Liens” means the Liens on the Senior Priority Collateral in favor of Senior Priority Secured Parties under the Senior Priority Collateral Documents.

“Senior Priority Obligations” means the “Equal Priority Obligations” as defined in the Senior Priority Intercreditor Agreement.

“Senior Priority Representative” means (i) with respect to the Senior Credit Agreement, the Senior Priority Credit Agreement Secured Parties and related Senior Priority Obligations, the Senior Priority Collateral Agent and (ii) with respect to each Senior Secured Notes Indenture and the related Senior Indenture Secured Parties and related Senior Indenture Secured Obligations, the Senior Notes Collateral Agent under such Senior Secured Notes Indenture.

“Senior Priority Secured Parties” means the “Equal Priority Secured Parties” as defined in the Senior Priority Intercreditor Agreement.

“Senior Secured Notes Indentures” means (a) the Initial Second Out Tranche A Indenture, (b) the Initial Second Out Tranche B Indenture, (c) the Initial Third Out Tranche A Indenture and (d) the Initial Third Out Tranche B Indenture, in each case, as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time in accordance with the terms of this Agreement.

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“Shared Collateral” means, at any time, Collateral in which the holders of Senior Priority Obligations under at least one Senior Priority Debt Facility (or their Representatives) and the holders of Junior Priority Obligations under at least one Junior Priority Debt Facility (or their Representatives) hold a security interest at such time (or, in the case of the Senior Priority Obligations, are deemed pursuant to Article 2 to hold a security interest). If, at any time, any portion of the Senior Priority Collateral under one or more Senior Priority Debt Facilities does not constitute Junior Priority Collateral under one or more Junior Priority Debt Facilities, then such portion of such Senior Priority Collateral shall constitute Shared Collateral only with respect to the Junior Priority Debt Facilities for which it constitutes Junior Priority Collateral and shall not constitute Shared Collateral for any Junior Priority Debt Facility that does not have a security interest in such Collateral at such time.

“Subsidiary” means, with respect to any Person, (a) any corporation, association or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof and (b) any partnership, joint venture, limited liability company or similar entity of which (i) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise, and (ii) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity. For the avoidance of doubt, any entity that is owned at a 50% or less level (as described above) shall not be a “subsidiary” for any purpose hereunder, regardless of whether such entity is consolidated on the Borrower’s or any of its Subsidiaries’ financial statements. Unless the context otherwise requires, any references to Subsidiaries refer to a Subsidiary of the Borrower.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the creation or perfection of security interests.

“Voting Stock” means, with respect to any Person, shares of such Person’s Capital Stock that is at the time generally entitled, without regard to contingencies, to vote in the election of the Board of Directors of such Person. To the extent that a partnership agreement, limited liability company agreement or other agreement governing a partnership or limited liability company provides that the members of the Board of Directors of such partnership or limited liability company (or, in the case of a limited partnership whose business and affairs are managed or controlled by its general partner, the Board of Directors of the general partner of such limited partnership) is appointed or designated by one or more Persons rather than by a vote of Voting Stock, each of the Persons who are entitled to appoint or designate the members of such Board of Directors will be deemed to own a percentage of Voting Stock of such partnership or limited liability company equal to (a) the aggregate votes entitled to be cast on such Board of Directors by the members of such Board of Directors which such Person or Persons are entitled to appoint or designate divided by (b) the aggregate number of votes of all members of such Board of Directors.

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Section 1.02.          Terms Generally. The rules of construction and other interpretive terms set forth in Section 1.02 of the Senior Priority Intercreditor Agreement shall apply to this Agreement, including terms defined in the preamble and recitals to this Agreement.

Article 2
Priorities and Agreements with Respect to Shared Collateral

Section 2.01.          Subordination. (a) Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to any Junior Priority Representative or any other Junior Priority Secured Parties on the Shared Collateral or of any Liens granted to any Senior Priority Representative or any other Senior Priority Secured Party on the Shared Collateral (or any actual or alleged defect in any of the foregoing) and notwithstanding any provision of the UCC, any applicable law, any Junior Priority Debt Document or any Senior Priority Debt Document or any other circumstance whatsoever, each Junior Priority Representative, on behalf of itself and each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility of which it is the Representative, hereby agrees that (a) any Lien on the Shared Collateral securing or purporting to secure any Senior Priority Obligations now or hereafter held by or on behalf of any Senior Priority Representative or any other Senior Priority Secured Party or any agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Shared Collateral securing or purporting to secure any Junior Priority Obligations and (b) any Lien on the Shared Collateral securing or purporting to secure any Junior Priority Obligations now or hereafter held by or on behalf of any Junior Priority Representative, any other Junior Priority Secured Parties or any agent or trustee therefor, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Shared Collateral securing or purporting to secure any Senior Priority Obligations. All Liens on the Shared Collateral securing or purporting to secure any Senior Priority Obligations shall be and remain senior in all respects and prior to all Liens on the Shared Collateral securing or purporting to secure any Junior Priority Obligations for all purposes, whether or not such Liens securing or purporting to secure any Senior Priority Obligations are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person or otherwise subordinated, voided, avoided, invalidated or lapsed.

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(b)            Each Junior Priority Representative, on behalf of itself and each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility of which it is the Representative, agrees that, in addition to the other restrictions set forth in this Agreement, all Junior Priority Obligations are subordinated and junior in right of payment to the Senior Priority Obligations, and the holders of the Senior Priority Obligations shall be entitled to receive payment in full in cash of the amounts constituting the Senior Priority Obligations before any holder of any Junior Priority Obligations is entitled to receive any payment or other distribution on account of Junior Priority Obligations, as applicable, in any Insolvency or Liquidation Proceeding.

Section 2.02.          Nature of Senior Lender Claims. Each Junior Priority Representative, on behalf of itself and each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility of which it is the Representative, acknowledges that (a) a portion of the Senior Priority Obligations may be revolving in nature and that, in any such case, the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the Senior Priority Debt Documents and the Senior Priority Obligations may be amended, restated, amended and restated, supplemented, increased, replaced or otherwise modified, and the Senior Priority Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the Senior Priority Obligations may be increased, in each case, without notice to or consent by the Junior Priority Representatives or the other Junior Priority Secured Parties and without affecting the provisions hereof. The Lien priorities provided for in Section 2.01 shall not be altered or otherwise affected by any amendment, restatement, amendment and restatement, supplement, increase, replacement or other modification, or any Refinancing, of either the Senior Priority Obligations or the Junior Priority Obligations, or any portion thereof. As between Holdings, the Borrower and the other Grantors and the Junior Priority Secured Parties, the foregoing provisions will not limit or otherwise affect the obligations of Holdings, the Borrower and the other Grantors contained in any Junior Priority Debt Document with respect to the Incurrence of additional Senior Priority Obligations.

Section 2.03.          Prohibition on Contesting Liens. Each of the Junior Priority Representatives, for itself and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility of which it is the Representative, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien securing, or the allowability of any claims asserted with respect to, any Senior Priority Obligations held (or purported to be held) by or on behalf of any Senior Priority Representative or any of the other Senior Priority Secured Parties or any agent or trustee therefor in any Senior Priority Collateral, and each Senior Priority Representative, for itself and on behalf of each other Senior Priority Secured Party under the applicable Senior Priority Debt Facility of which it is the Representative, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, extent, perfection, priority or enforceability of any Lien, or the allowability of any claims asserted with respect to, securing any Junior Priority Obligations held (or purported to be held) by or on behalf of any Junior Priority Representative or any of the other Junior Priority Secured Parties in the Junior Priority Collateral. Notwithstanding the foregoing, no provision in this Agreement shall be construed to prevent or impair the rights of any Senior Priority Representative to enforce this Agreement (including the priority of the Liens securing the Senior Priority Obligations as provided in Section 2.01) or any of the Senior Priority Debt Documents.

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Section 2.04.          No New Liens. The parties hereto agree that, so long as the Discharge of Senior Priority Obligations has not occurred, (a) none of the Grantors shall grant any additional Liens on any asset or property of any Grantor to secure any Junior Priority Obligations unless it has granted a Lien on such asset or property of such Grantor to secure the Senior Priority Obligations; and (b) if any Junior Priority Representative or any Junior Priority Secured Party shall hold or acquire any Lien on any assets or property of any Grantor securing any Junior Priority Obligations that are not also subject to the Liens securing all Senior Priority Obligations under the Senior Priority Collateral Documents, such Junior Priority Representative or Junior Priority Secured Party (i) shall notify the Designated Senior Priority Representative promptly upon becoming aware thereof and, unless such Grantor shall promptly grant an identical Lien on such assets or property to each Senior Priority Representative as security for the Senior Priority Obligations, shall assign such Lien to the Designated Senior Priority Representative as security for all Senior Priority Obligations for the benefit of the Senior Priority Secured Parties (but may retain a junior Lien on such assets or property subject to the terms hereof) and (ii) until such assignment or such grant of an identical Lien to each Senior Priority Representative, shall be deemed to hold and have held such Lien for the benefit of each Senior Priority Representative and the other Senior Priority Secured Parties as security for the Senior Priority Obligations. If any Junior Priority Representative or any Junior Priority Secured Party shall, at any time, receive any Proceeds of any Lien granted thereto in contravention of this Section 2.04, it shall pay such Proceeds over to the Designated Senior Priority Representative in accordance with the terms of Section 4.02.

Section 2.05.          Perfection of Liens. Except for the limited agreements of the Senior Priority Representatives pursuant to Section 5.05 hereof, none of the Senior Priority Representatives or the other Senior Priority Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Shared Collateral for the benefit of the Junior Priority Representatives or the other Junior Priority Secured Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Senior Priority Secured Parties and the Junior Priority Secured Parties and shall not impose on the Senior Priority Representatives, the other Senior Priority Secured Parties, the Junior Priority Representatives, the other Junior Priority Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of Proceeds of any Shared Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

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Article 3
Enforcement

Section 3.01.          Exercise of Remedies. (a) So long as the Discharge of Senior Priority Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, (i) neither any Junior Priority Representative nor any other Junior Priority Secured Party will (v) initiate any Insolvency or Liquidation proceeding against any Grantor, any Subsidiary of any Grantor, any of their respective direct or indirect parents or any affiliate of any of the foregoing, (w) assert any marshaling, appraisal, valuation or other similar right that may otherwise be available to junior secured creditors, (x) exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to any Shared Collateral in respect of any Junior Priority Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to (A) any foreclosure proceeding or other action brought with respect to the Shared Collateral or any other Senior Priority Collateral by any Senior Priority Representative or any other Senior Priority Secured Party in respect of the Senior Priority Obligations, (B) the exercise of any right by any Senior Priority Representative or any other Senior Priority Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Priority Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Senior Priority Representative or any other Senior Priority Secured Party either is a party or may have rights as a third-party beneficiary, or (C) any other exercise by any such party of any rights and remedies relating to the Shared Collateral under the Senior Priority Debt Documents or otherwise in respect of the Senior Priority Collateral or the Senior Priority Obligations, or (z) object to the forbearance by the Senior Priority Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Shared Collateral in respect of Senior Priority Obligations and (ii) except as otherwise provided herein, the Senior Priority Representatives and the other Senior Priority Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including setoff, recoupment, and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Shared Collateral or any other Senior Priority Collateral without any consultation with or the consent of any Junior Priority Representative or any Junior Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against Holdings, the Borrower or any other Grantor, any Junior Priority Representative may file a claim or statement of interest with respect to its Junior Priority Obligations under the applicable Junior Priority Debt Facility of which it is the Representative, (B) any Junior Priority Representative may take any action (not adverse to the prior Liens on the Shared Collateral securing the Senior Priority Obligations or the rights of the Senior Priority Representatives or the other Senior Priority Secured Parties to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Shared Collateral, (C) [reserved], (D) any Junior Priority Representative may exercise the rights and remedies provided for in Section 6.03 and (E) any Junior Priority Representative and the other Junior Priority Secured Parties may file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Junior Priority Secured Parties, including any claims secured by the Junior Priority Collateral, in each case in accordance with the terms of this Agreement. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Shared Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under the Debtor Relief Laws of any applicable jurisdiction.

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(b)            So long as the Discharge of Senior Priority Obligations has not occurred, each Junior Priority Representative, on behalf of itself and each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility of which it is the Representative, agrees that it will not take or receive any Shared Collateral or any Proceeds of Shared Collateral in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any Shared Collateral in respect of Junior Priority Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Priority Obligations has occurred, except as expressly provided in the proviso in Section 3.01(a), the sole rights of the Junior Priority Representatives and the other Junior Priority Secured Parties with respect to the Shared Collateral is to hold a Lien on the Shared Collateral in respect of Junior Priority Obligations pursuant to the Junior Priority Debt Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Priority Obligations has occurred.

(c)            Subject to the proviso in Section 3.01(a), (i) each Junior Priority Representative, for itself and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility of which it is the Representative, agrees that neither such Junior Priority Representative nor any such Junior Priority Secured Party will take any action that would hinder or delay any exercise of remedies undertaken by any Senior Priority Representative or any other Senior Priority Secured Party with respect to the Shared Collateral under the Senior Priority Debt Documents, including any Disposition of the Shared Collateral, whether by foreclosure or otherwise, and (ii) each Junior Priority Representative, for itself and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility of which it is the Representative, hereby waives any and all rights it or any such Junior Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the Senior Priority Representatives or the other Senior Priority Secured Parties seek to enforce or collect the Senior Priority Obligations or the Liens granted on any of the Senior Priority Collateral, regardless of whether any action or failure to act by or on behalf of any Senior Priority Representative or any other Senior Priority Secured Party is adverse to the interests of the Junior Priority Secured Parties.

(d)            Each Junior Priority Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Junior Priority Debt Document shall be deemed to restrict in any way the rights and remedies of the Senior Priority Representatives or the other Senior Priority Secured Parties with respect to the Senior Priority Collateral as set forth in this Agreement and the Senior Priority Debt Documents.

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(e)            Subject to the proviso in Section 3.01(a), until the Discharge of Senior Priority Obligations, the Designated Senior Priority Representative or any Person authorized by it shall have the exclusive right to exercise any right or remedy with respect to the Shared Collateral and shall have the exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding for the exercise of any right or remedy available to the Senior Priority Secured Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Senior Priority Representatives, or for the taking of any other action authorized by the Senior Priority Collateral Documents.

Section 3.02.          Cooperation. Subject to the proviso in Section 3.01(a), each Junior Priority Representative, on behalf of itself and each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility, agrees that, unless and until the Discharge of Senior Priority Obligations has occurred, it will not commence, or join with any Person (other than the Senior Priority Secured Parties and the Senior Priority Representatives upon the request of the Designated Senior Priority Representative) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Shared Collateral under any of the Junior Priority Debt Documents or otherwise in respect of the Junior Priority Obligations.

Section 3.03.          Actions upon Breach. Should any Junior Priority Representative or any Junior Priority Secured Party, contrary to this Agreement, in any way take, attempt to take or threaten to take any action with respect to the Shared Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement) or fail to take any action required by this Agreement, any Senior Priority Representative or other Senior Priority Secured Party (in its or their own name or in the name of the Borrower or any other Grantor) or the Borrower may obtain relief against such Junior Priority Representative or such Junior Priority Secured Party by injunction, specific performance or other appropriate equitable relief. Each Junior Priority Representative, on behalf of itself and each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility of which it is the Representative, hereby (a) agrees that the Senior Priority Secured Parties’ damages from the actions of the Junior Priority Representatives or any Junior Priority Secured Party may at that time be difficult to ascertain and may be irreparable and waives any defense that Holdings, the Borrower, any other Grantor or the Senior Priority Secured Parties cannot demonstrate damage or be made whole by the awarding of damages and (b) irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any Senior Priority Representative or any other Senior Priority Secured Party.

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Article 4
Payments

Section 4.01.          Application of Proceeds. So long as the Discharge of Senior Priority Obligations has not occurred and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, the Shared Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Shared Collateral upon the exercise of remedies or, except as otherwise provided in Article 6, in any Insolvency or Liquidation Proceeding relating to the Shared Collateral shall be applied by the Designated Senior Priority Representative to the Senior Priority Obligations in such order as specified in the Senior Priority Intercreditor Agreement, until the Discharge of Senior Priority Obligations has occurred. Upon the Discharge of Senior Priority Obligations, the Designated Senior Priority Representative shall deliver promptly to the Designated Junior Priority Representative any Shared Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Junior Priority Representative to the Junior Priority Obligations in such order as specified in the relevant Junior Priority Debt Documents and, if applicable, the Junior Intercreditor Agreement.

Section 4.02.          Payments Over. So long as the Discharge of Senior Priority Obligations has not occurred, any Shared Collateral or Proceeds thereof received by any Junior Priority Representative or any Junior Priority Secured Party in connection with the exercise of any right or remedy (including setoff or recoupment) or, except as otherwise provided in Article 6, in any Insolvency or Liquidation Proceeding relating to the Shared Collateral shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated Senior Priority Representative for the benefit of the Senior Priority Secured Parties in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Discharge of Senior Priority Obligations occurs, the Junior Priority Collateral Agent, for itself and on behalf of each other Junior Priority Secured Party, hereby appoints the Designated Senior Priority Representative, and any officer or agent of such Designated Senior Priority Representative, with full power of substitution, the attorney-in-fact of each Junior Priority Secured Party for the purpose of carrying out the provisions of this Section 4.02 and taking any action and executing any instrument that the Designated Senior Priority Representative may deem necessary or advisable to accomplish the purposes of this Section 4.02, which appointment is coupled with an interest and is irrevocable. This authorization is coupled with an interest and is irrevocable.

Article 5
Other Agreements

Section 5.01.          Releases. (a) Each Junior Priority Representative, for itself and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility of which it is the Representative, agrees that, if in connection with (i) a Disposition of any specified item of Shared Collateral (including all or substantially all of the Capital Stock of any Subsidiary of the Borrower) (other than in connection with the exercise of remedies with respect to the Shared Collateral which shall be governed by clause (ii) below) permitted under the terms of the Junior Priority Debt Documents or (ii) the exercise of any remedies with respect to the Shared Collateral by any Senior Priority Secured Parties, the Liens granted to the Junior Priority Representatives and the other Junior Priority Secured Parties upon such Shared Collateral (but not on the Proceeds thereof) to secure Junior Priority Obligations shall terminate and be released, automatically and without any further action, concurrently with the termination and release of all Liens granted upon such Shared Collateral to secure Senior Priority Obligations. Upon delivery to a Junior Priority Representative of an Officer’s Certificate stating that any such termination and release of Liens securing the Senior Priority Obligations has become effective (or shall become effective concurrently with such termination and release of the Liens granted to the Junior Priority Representatives and the other Junior Priority Secured Parties) and any necessary or proper instruments of termination or release prepared by Holdings, the Borrower or any other Grantor, such Junior Priority Representative will promptly execute, deliver or acknowledge, at the applicable Grantor’s sole cost and expense and without any representation or warranty, such instruments to evidence such termination and release of the Liens. Nothing in this Section 5.01(a) will be deemed to affect any agreement of a Junior Priority Representative, for itself and on behalf of the other Junior Priority Secured Parties under the applicable Junior Priority Debt Facility of which it is the Representative, to release the Liens on the Junior Priority Collateral as set forth in the relevant Junior Priority Debt Documents.

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(b)            Unless and until the Discharge of Senior Priority Obligations, each Junior Priority Representative, for itself and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility of which it is the Representative, hereby irrevocably constitutes and appoints the Designated Senior Priority Representative and any officer or agent of the Designated Senior Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Junior Priority Representative or such Junior Priority Secured Party or in the Designated Senior Priority Representative’s own name, from time to time in the Designated Senior Priority Representative’s discretion, for the purpose of carrying out the terms of Section 5.01(a), to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of Section 5.01(a), including any termination statements, endorsements or other instruments of transfer or release.

(c)            Unless and until the Discharge of Senior Priority Obligations has occurred, each Junior Priority Representative, for itself and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility of which it is the Representative, hereby consents to the application, whether prior to or after an event of default under any Senior Priority Debt Document of Proceeds of Shared Collateral to the repayment of Senior Priority Obligations pursuant to the Senior Priority Debt Documents; provided that nothing in this Section 5.01(c) shall be construed to prevent or impair the rights of the Junior Priority Representatives or the other Junior Priority Secured Parties to receive Proceeds in connection with the Junior Priority Obligations in compliance with this Agreement.

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(d)            Notwithstanding anything to the contrary in any Junior Priority Collateral Document, in the event the terms of a Senior Priority Collateral Document and a Junior Priority Collateral Document each require any Grantor (i) to make payment in respect of any item of Shared Collateral, (ii) to deliver or afford control over any item of Shared Collateral to, or deposit any item of Shared Collateral with, (iii) to register ownership of any item of Shared Collateral in the name of or make an assignment of ownership of any Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Shared Collateral, as the entitlement holder, (v) hold any item of Shared Collateral in trust for (to the extent such item of Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Shared Collateral is located or waivers or subordination of rights with respect to any item of Shared Collateral in favor of, in any case, both the Designated Senior Priority Representative and any Junior Priority Representative or Junior Priority Secured Party, such Grantor may, until the applicable Discharge of Senior Priority Obligations has occurred, comply with such requirement under the Junior Priority Collateral Document as it relates to such Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the Designated Senior Priority Representative.

Section 5.02.          Insurance and Condemnation Awards. Unless and until the Discharge of Senior Priority Obligations has occurred, the Designated Senior Priority Representative and the other Senior Priority Secured Parties shall have the sole and exclusive right, subject in each case to the rights of the Grantors under the Senior Priority Debt Documents, (a) to adjust settlement for any insurance policy covering the Shared Collateral in the event of any loss thereunder and (b) to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral. Unless and until the Discharge of Senior Priority Obligations has occurred, and subject to the rights of the Grantors under the Senior Priority Debt Documents, all Proceeds of any such policy and any such award, if in respect of the Shared Collateral, shall be paid (i) first, prior to the occurrence of the Discharge of Senior Priority Obligations, to the Designated Senior Priority Representative for the benefit of Senior Priority Secured Parties pursuant to the terms of the Senior Priority Intercreditor Agreement, if applicable, and the Senior Priority Debt Documents, (ii) second, after the occurrence of the Discharge of Senior Priority Obligations, to the Designated Junior Priority Representative for the benefit of the Junior Priority Secured Parties pursuant to the terms of the applicable Junior Priority Debt Documents and (iii) third, if no Senior Priority Obligations and no Junior Priority Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Junior Priority Representative or any Junior Priority Secured Party shall, at any time, receive any Proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such Proceeds over to the Designated Senior Priority Representative in accordance with the terms of Section 4.02.

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Section 5.03.          Certain Amendments. (a) No Junior Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Junior Priority Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement. The Borrower agrees to deliver to the Designated Senior Priority Representative copies of (i) any amendments, supplements or other modifications to the Junior Priority Collateral Documents and (ii) any new Junior Priority Collateral Documents promptly after effectiveness thereof. Each Junior Priority Representative, for itself and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility, agrees that each Junior Priority Collateral Document entered into on or after the date hereof under the applicable Junior Priority Debt Facility shall include the following language (or language to similar effect reasonably approved by the Designated Senior Priority Representative):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Junior Priority Representative pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Priority Secured Parties (as defined in the Intercreditor Agreement referred to below), including liens and security interests granted to the Senior Priority Secured Parties pursuant to or in connection with the Senior Priority Debt Documents (as defined in the Intercreditor Agreement referred to below) and (ii) the exercise of any right or remedy by the Junior Priority Representative or any other secured party hereunder is subject to the limitations and provisions of the Junior Priority Intercreditor Agreement, dated as of [●], 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Junior Priority Intercreditor Agreement”), among GOLDMAN SACHS LENDING PARTNERS LLC, as Senior Priority Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, (“Wilmington Trust”), in its capacity as Initial Second Out Tranche A Notes Collateral Agent, Wilmington Trust, in its capacity as Initial Second Out Tranche B Notes Collateral Agent, Wilmington Trust, in its capacity as Initial Third Out Tranche A Notes Collateral Agent, Wilmington Trust, as Initial Third Out Tranche B Notes Collateral Agent , GOLDMAN SACHS LENDING PARTNERS LLC, as Initial Junior Priority Collateral Agent, Holdings, the Borrower, the other grantors from time to time party thereto and each additional representative from time to time party thereto. In the event of any conflict between the terms of the Junior Priority Intercreditor Agreement and the terms of this Agreement, the terms of the Junior Priority Intercreditor Agreement shall govern.”

(b)            In the event that each applicable Senior Priority Representative and/or the Senior Priority Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Priority Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Priority Collateral Document or changing in any manner the rights of the Senior Priority Representatives, the other Senior Priority Secured Parties, Holdings, the Borrower or any other Grantor thereunder (including the release of any Liens in Senior Priority Collateral) in a manner that is applicable to all Senior Priority Debt Facilities, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Junior Priority Collateral Document without the consent of any Junior Priority Representative or any Junior Priority Secured Party and without any action by any Junior Priority Representative, Holdings, the Borrower or any other Grantor; provided, however, that (x) no such amendment, waiver or consent shall have the effect (i) of removing assets subject to the Lien of any Junior Priority Collateral Document, except to the extent that a release of such Lien is provided for in Section 5.01(a), (ii) imposing duties that are materially adverse on (including by eliminating material protections of) any Junior Priority Representative without its consent or (iii) altering the terms of the Junior Priority Collateral Documents to permit other Liens on the Collateral not permitted under the terms of the Junior Priority Debt Documents as in effect on the date hereof or Article 6 hereof and (y) written notice of such amendment, waiver or consent shall have been given to each Junior Priority Representative within 10 Business Days after the effectiveness of such amendment, waiver or consent.

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(c)            The Senior Priority Debt Documents may be amended, restated, amended and restated, waived, supplemented or otherwise modified in accordance with their terms and the terms of the Senior Priority Intercreditor Agreement, and the indebtedness under the Senior Priority Debt Documents may be Refinanced, in each case, without the consent of any Junior Priority Representative or Junior Priority Secured Party; provided, however, that, without the consent of the Junior Priority Collateral Agent, acting with the consent of the requisite holders under the applicable Junior Priority Debt Facilities and each other Junior Priority Representative (acting with the consent of the requisite holders of each series of Additional Junior Priority Debt), no such amendment, restatement, amendment and restatement, waiver, supplement or modification shall contravene in any material respect any of the express provisions of this Agreement.

(d)            The Junior Priority Debt Documents may be amended, restated, waived, supplemented or otherwise modified in accordance with their terms, and the indebtedness under the Junior Priority Debt Documents may be Refinanced, in each case, without the consent of any Senior Priority Representative or other Senior Priority Secured Party provided, however, that, without the consent of the Designated Senior Priority Representative, no such amendment, restatement, supplement or modification shall directly contravene any provision of this Agreement.

Section 5.04.          Rights as Unsecured Creditors. The Junior Priority Representatives and the other Junior Priority Secured Parties may exercise rights and remedies as unsecured creditors against Holdings, the Borrower and any other Grantor in accordance with the terms of the Junior Priority Debt Documents and applicable law so long as such rights and remedies do not violate or are not otherwise inconsistent with any other provision of this Agreement. Nothing in this Agreement shall prohibit the receipt by any Junior Priority Representative or any Junior Priority Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Junior Priority Debt Documents (as in effect on the date hereof) so long as such receipt is not the direct or indirect result of the exercise by a Junior Priority Representative or any Junior Priority Secured Party of rights or remedies in respect of Shared Collateral. In the event any Junior Priority Representative or any Junior Priority Secured Party becomes a judgment Lien creditor in respect of Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Junior Priority Obligations, such judgment Lien shall be subordinated to the Liens securing Senior Priority Obligations on the same basis as the other Liens securing the Junior Priority Obligations are so subordinated to such Liens securing Senior Priority Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Priority Representatives or the other Senior Priority Secured Parties may have with respect to the Senior Priority Collateral.

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Section 5.05.          Gratuitous Bailee for Perfection. (a) Each Senior Priority Representative acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Priority Obligations on any Shared Collateral that can be perfected by the possession or control of such Shared Collateral or of any account in which such Shared Collateral is held, and if such Shared Collateral or any such account is in fact in the possession or under the control of such Senior Priority Representative, or of agents or bailees of such Person (such Shared Collateral being referred to herein as the “Pledged or Controlled Collateral”), or if it shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, the applicable Senior Priority Representative shall also hold such Pledged or Controlled Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for the relevant Junior Priority Representatives, in each case solely for the purpose of perfecting the Liens granted under the relevant Junior Priority Collateral Documents and subject to the terms and conditions of this Section 5.05.

(b)            [Reserved].

(c)            Except as otherwise specifically provided herein, until the Discharge of Senior Priority Obligations has occurred, the Senior Priority Representatives and the other Senior Priority Secured Parties shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of the Senior Priority Debt Documents as if the Liens under the Junior Priority Collateral Documents did not exist. The rights of the Junior Priority Representatives and the other Junior Priority Secured Parties with respect to the Pledged or Controlled Collateral shall at all times be subject to the terms of this Agreement.

(d)            The Senior Priority Representatives and the other Senior Priority Secured Parties shall have no obligation whatsoever to the Junior Priority Representatives or any Junior Priority Secured Party to assure that any of the Pledged or Controlled Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Shared Collateral, except as expressly set forth in this Section 5.05. The duties or responsibilities of the Senior Priority Representatives under this Section 5.05 shall be limited solely to holding or controlling the Shared Collateral and the related Liens referred to in paragraphs (a) and (b) of this Section 5.05 as sub-agent and gratuitous bailee for the relevant Junior Priority Representative for purposes of perfecting the Lien held by such Junior Priority Representative.

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(e)            The Senior Priority Representatives shall not have by reason of the Junior Priority Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Junior Priority Representative or any Junior Priority Secured Party, and each Junior Priority Representative, for itself and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility, hereby waives and releases the Senior Priority Representatives from all claims and liabilities arising pursuant to the Senior Priority Representatives’ roles under this Section 5.05 as sub-agents and gratuitous bailees with respect to the Shared Collateral.

(f)             Upon the Discharge of the Senior Priority Obligations, each applicable Senior Priority Representative shall, at the Grantors’ sole cost and expense, (i) (A) deliver to the Designated Junior Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all Proceeds thereof, held or controlled by such Senior Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, or (B) direct and deliver such Shared Collateral as a court of competent jurisdiction may otherwise direct, (ii) notify any applicable insurance carrier that it is no longer entitled to be an additional loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (iii) notify any Governmental Authority involved in any condemnation or similar proceeding involving any Grantor that the Designated Junior Priority Representative is entitled to approve any awards granted in such proceeding, in each case, without recourse, representation or warranty. Holdings, the Borrower and the other Grantors shall take such further action as is required to effectuate the transfer contemplated hereby. The Senior Priority Representatives have no obligations to follow instructions from any Junior Priority Representative or any other Junior Priority Secured Party in contravention of this Agreement.

(g)            None of the Senior Priority Representatives nor any of the other Senior Priority Secured Parties shall be required to marshal any present or future collateral security for any obligations of Holdings, the Borrower or any Subsidiary to any Senior Priority Representative or any other Senior Priority Secured Party under the Senior Priority Debt Documents or any assurance of payment in respect thereof, or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

(h)            The Junior Priority Collateral Agent agrees that if it shall at any time prior to the Discharge of Senior Priority Obligations hold a Junior Priority Lien on any Pledged or Controlled Collateral and if, notwithstanding the provisions of this Agreement (and disregarding any control the Junior Priority Collateral Agent might have solely as a result of the foregoing provisions of this Article 5), such Pledged or Controlled Collateral is in fact in the possession or under the control of the Junior Priority Collateral Agent, or of agents or bailees of the Junior Priority Collateral Agent, the Junior Priority Collateral Agent shall (i) solely for the purpose of perfecting the Senior Priority Liens granted under the Senior Priority Collateral Documents, also hold or control such Pledged or Controlled Collateral as gratuitous bailee or gratuitous agent, as applicable, for the Senior Priority Representatives and the other Senior Priority Secured Parties (and hereby acknowledges that it has control of any Pledged or Controlled Collateral in its control for the benefit of the Senior Priority Representatives and the other Senior Priority Secured Parties), (ii) promptly inform the Senior Priority Representatives thereof and (iii) transfer the possession and control of such Pledged or Controlled Collateral, together with any necessary endorsements but without recourse, representation or warranty, to the Senior Priority Representatives and, in connection therewith, take all commercially reasonable actions as shall be reasonably requested by the Senior Priority Representatives to permit the Senior Priority Representatives to obtain, for the benefit of the Senior Priority Secured Parties, a first priority security interest in such Pledged or Controlled Collateral.

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Section 5.06.          When Discharge of Senior Priority Obligations Deemed To Not Have Occurred. If, at any time substantially concurrently with or after the Discharge of Senior Priority Obligations has occurred, Holdings, the Borrower or any Subsidiary Incurs any Senior Priority Obligations (other than in respect of the payment of indemnities surviving the Discharge of Senior Priority Obligations), then such Discharge of Senior Priority Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Priority Obligations) and the applicable agreement governing such Senior Priority Obligations shall automatically be treated as a Senior Priority Debt Document for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Shared Collateral set forth herein and the agent, representative or trustee for the holders of such Senior Priority Obligations shall be a Senior Priority Representative for all purposes of this Agreement. Upon receipt of notice of such incurrence (including the identity of any new Senior Priority Representative), each Junior Priority Representative (including the Designated Junior Priority Representative) shall promptly (a) enter into such documents and agreements (at the expense of the Borrower), including amendments, supplements or modifications to this Agreement, as the Borrower or such new Senior Priority Representative shall reasonably request in writing in order to provide the new Senior Priority Representative the rights of a Senior Priority Representative contemplated hereby, (b) deliver to such Senior Priority Representative, to the extent that it is legally permitted to do so, all Shared Collateral, including all Proceeds thereof, held or controlled by such Junior Priority Representative or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Pledged or Controlled Collateral, together with any necessary endorsements and notices to depositary banks, securities intermediaries and commodities intermediaries, and assign its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, (c) notify any applicable insurance carrier that it is no longer entitled to be a first loss payee or additional insured under the insurance policies of any Grantor issued by such insurance carrier and (d) notify any Governmental Authority involved in any condemnation or similar proceeding involving a Grantor that the new Senior Priority Representative is entitled to approve any awards granted in such proceeding.

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Article 6
Insolvency or Liquidation Proceedings

Section 6.01.          Financing Issues. Until the Discharge of Senior Priority Obligations has occurred, if Holdings, the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding, then each Junior Priority Representative, for itself and on behalf of each Junior Priority Secured Party under the applicable Junior Priority Debt Facility, agrees that if any Senior Priority Representative or any other Senior Priority Secured Party shall desire to consent (or not object) to the sale, use or lease of cash or other collateral under Section 363 of the Bankruptcy Code or any similar provision of any other applicable Debtor Relief Law or to consent (or not object) to any Grantor’s obtaining of financing under Section 364 of the Bankruptcy Code or any similar provision of any other applicable Debtor Relief Law (“DIP Financing”), it will raise no objection to and will not otherwise contest (nor support any other Person in raising an objection or otherwise contesting or opposing) such sale, use or lease of such cash or other collateral or such DIP Financing and, except to the extent permitted by the proviso in Section 3.01(a) and Section 6.03, will not request adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Senior Priority Obligations are subordinated to or have the same priority as the Liens securing such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Shared Collateral to (x) the Liens securing such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Junior Priority Obligations are so subordinated to Liens securing Senior Priority Obligations under this Agreement, (y) any adequate protection Liens provided to the Senior Priority Secured Parties and (z) any “carve-out” specified in the financing order relating to the DIP Financing. Until the Discharge of Senior Priority Obligations has occurred, each Junior Priority Representative, for itself and on behalf of each Junior Priority Secured Party under the applicable Junior Priority Debt Facility, further agrees that (A) it will raise no objection to (and will not otherwise contest or oppose nor support any other Person in raising an objection or otherwise contesting or opposing) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Priority Obligations made by any Senior Priority Representative or any other Senior Priority Secured Party (including under Section 362 of the Bankruptcy Code or any similar provision in any other applicable Debtor Relief Law), (B) it will raise no objection to (and will not otherwise contest or oppose nor support any other Person in raising an objection or otherwise contesting or opposing) any lawful exercise by any Senior Priority Secured Party of the right to credit bid Senior Priority Obligations at any sale in foreclosure of Senior Priority Collateral (including pursuant to Section 363(k) of the Bankruptcy Code or any similar provision under any other applicable Debtor Relief Law) or to exercise any rights under Section 1111(b) of the Bankruptcy Code (or any similar provision under any other applicable Debtor Relief Law) with respect to the Senior Priority Collateral, (C) it will raise no objection to (and will not otherwise contest or oppose nor support any other Person in raising an objection or otherwise contesting or opposing) any other request for judicial relief made in any court by any Senior Priority Secured Party relating to the lawful enforcement of any Lien on Senior Priority Collateral and (D) it will raise no objection to (and will not otherwise contest or oppose nor support any other Person in raising an objection or otherwise contesting or opposing) any Disposition (including pursuant to Section 363 of the Bankruptcy Code (or any similar provision under any other applicable Debtor Relief Law)) of assets of any Grantor for which any Senior Priority Representative has consented that provides, to the extent such Disposition is to be free and clear of Liens, that the Liens securing the Senior Priority Obligations and the Junior Priority Obligations will attach to the Proceeds of the sale on the same basis of priority as the Liens on the Shared Collateral securing the Senior Priority Obligations rank to the Liens on the Shared Collateral securing the Junior Priority Obligations pursuant to this Agreement. The Junior Priority Secured Parties are not deemed to have waived any rights to credit bid on the Shared Collateral in any such Disposition in accordance with Section 363(k) of the Bankruptcy Code (or any similar provision under any other applicable Debtor Relief Law), so long as any such credit bid provides for the payment in full in cash of the Senior Priority Obligations. Each Junior Priority Representative, for itself and on behalf of each Junior Priority Secured Party under the applicable Junior Priority Debt Facility, agrees that notice received three Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such DIP Financing shall be adequate notice. Until the Discharge of Senior Priority Obligations has occurred, without the prior written consent of the Designated Senior Priority Representative, no Junior Priority Secured Party may, directly or indirectly, provide or offer to provide DIP Financing to the Borrower, any Grantor, or any of their Subsidiaries, any of their respective direct or indirect parents or any affiliate of any of the foregoing, nor propose, support or enter into any DIP Financing. Without limiting the generality of the foregoing, no Junior Priority Obligations may be “rolled up” or Refinanced into any DIP Financing provided in any Insolvency or Liquidation Proceeding.

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Section 6.02.              Relief from the Automatic Stay. Until the Discharge of Senior Priority Obligations has occurred, each Junior Priority Representative, for itself and on behalf of each Junior Priority Secured Party under the applicable Junior Priority Debt Facility, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding (including under Section 362 of the Bankruptcy Code or any similar provision in any other applicable Debtor Relief Law) or take any action in derogation thereof, in each case in respect of any Shared Collateral, without the prior written consent of the Designated Senior Priority Representative.

Section 6.03.         Adequate Protection. Each Junior Priority Representative, for itself and on behalf of each Junior Priority Secured Party under the applicable Junior Priority Debt Facility, agrees that none of them shall object to, contest or support any other Person objecting to or contesting (a) any request by any Senior Priority Representative or any other Senior Priority Secured Parties for adequate protection, (b) any objection by any Senior Priority Representative or any other Senior Priority Secured Party to any motion, relief, action or proceeding based on any Senior Priority Representative’s or other Senior Priority Secured Party’s claiming a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts of any Senior Priority Representative or any other Senior Priority Secured Party under Section 506(b) or Section 506(c) of the Bankruptcy Code or any similar provision of any other applicable Debtor Relief Law. Notwithstanding anything contained in this Section 6.03 or in Section 6.01, in any Insolvency or Liquidation Proceeding, (i) if the Senior Priority Secured Parties (or any subset thereof) are granted adequate protection in the form of a Lien on additional collateral or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other applicable Debtor Relief Law, then each other Junior Priority Representative, for itself and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility, may seek or request adequate protection in the form of (as applicable) a replacement Lien on such additional collateral or a superpriority claim, which Lien is subordinated to the Liens securing or providing adequate protection for all Senior Priority Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing the Junior Priority Obligations are so subordinated to the Liens securing Senior Priority Obligations under this Agreement and/or which superpriority claim is subordinated to all superpriority claims granted to any Senior Priority Secured Party and (ii) (1) in the event any Junior Priority Representatives, for themselves and on behalf of the Junior Priority Secured Parties under the applicable Junior Priority Debt Facilities, seek or request adequate protection and such adequate protection is granted in the form of a Lien on additional collateral, then such Junior Priority Representatives, for themselves and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facilities, agree that each Senior Priority Representative shall also be granted a Senior Priority Lien on such additional collateral as security or adequate protection for the Senior Priority Obligations and any such DIP Financing and that any Lien on such additional collateral securing or providing adequate protection for the Junior Priority Obligations shall be subordinated to the Liens on such collateral securing the Senior Priority Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Senior Priority Secured Parties as adequate protection on the same basis as the other Liens securing the Junior Priority Obligations are so subordinated to such Liens securing Senior Priority Obligations under this Agreement, and (2) in the event any Junior Priority Representatives, for themselves and on behalf of the other Junior Priority Secured Parties under their Junior Priority Debt Documents, seek or request adequate protection and such adequate protection is granted in the form of a superpriority claim, then such Junior Priority Representatives, for themselves and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facilities, agree that each Senior Priority Representative shall also be granted a senior superpriority claim as adequate protection for the Senior Priority Obligations and any such DIP Financing and that any such superpriority claim providing adequate protection for the Junior Priority Obligations shall be subordinated to all superpriority claims granted to the Senior Priority Secured Parties and the Junior Priority Representatives, for themselves and on behalf of the other Junior Priority Secured Parties, irrevocably agree, pursuant to Section 1129(a)(9) of the Bankruptcy Code, and any stipulation or order granting adequate protection of its junior interest in the Shared Collateral shall provide, that such junior superiority claims may be paid under any plan or reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims. Without limiting the generality of the foregoing, to the extent that the Senior Priority Secured Parties are granted adequate protection in the form of payments in the amount of current post-petition fees and expenses, and/or other cash payments, then the Junior Priority Representatives, for themselves and on behalf of the other Junior Priority Secured Parties under the applicable Junior Priority Debt Facilities, shall not be prohibited from seeking adequate protection in the form of payments in the amount of current post-petition incurred fees and expenses, and/or other cash payments (as applicable), subject to the right of the Senior Priority Secured Parties to object to the reasonableness of the amounts of fees and expenses or other cash payments so sought by the Junior Priority Secured Parties.

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Section 6.04.         Preference Issues. If any Senior Priority Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to disgorge, turn over or otherwise pay any amount to the estate of Holdings, the Borrower or any other Grantor (or any trustee, receiver or similar Person therefor), because the payment of such amount was declared to be or avoided as fraudulent or preferential in any respect or for any other reason (any such amount, a “Recovery”), whether received as Proceeds of security, enforcement of any right of setoff or otherwise, then the Senior Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Priority Secured Parties shall be entitled to the benefits of this Agreement until a Discharge of Senior Priority Obligations has occurred with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Each Junior Priority Representative, for itself and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference, fraudulent transfer, or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

Section 6.05.         Separate Grants of Security and Separate Classifications. Each Junior Priority Representative, for itself and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility, acknowledges and agrees that (a) the grants of Liens pursuant to the Senior Priority Collateral Documents and the Junior Priority Collateral Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Shared Collateral, the Junior Priority Obligations are fundamentally different from the Senior Priority Obligations and must be separately classified in any plan of reorganization or similar dispositive restructuring plan proposed, confirmed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that any claims of the Senior Priority Secured Parties and the Junior Priority Secured Parties in respect of the Shared Collateral constitute a single class of claims (rather than separate classes of senior and junior secured claims), then each Junior Priority Representative, for itself and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Shared Collateral with the effect being that, to the extent that the aggregate value of the Shared Collateral is sufficient (for this purpose ignoring all claims held by the Junior Priority Secured Parties), the Senior Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees and expenses (whether or not allowed or allowable) before any distribution is made in respect of the Junior Priority Obligations, with each Junior Priority Representative, for itself and on behalf of each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility, hereby acknowledging and agreeing to turn over to the Designated Senior Priority Representative amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Junior Priority Secured Parties.

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Section 6.06.         No Waivers of Rights of Senior Priority Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any Senior Priority Representative or any other Senior Priority Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Junior Priority Secured Party, including the seeking by any Junior Priority Secured Party of adequate protection or the asserting by any Junior Priority Secured Party of any of its rights and remedies under the Junior Priority Debt Documents or otherwise.

Section 6.07.         Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other applicable Debtor Relief Law, shall be effective before, during and after the commencement of any Insolvency or Liquidation Proceeding. The relative rights as to the Shared Collateral and Proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Grantor. All references herein to any Grantor shall include such Grantor as a debtor-in- possession and any receiver or trustee for such Grantor.

Section 6.08.         Other Matters. To the extent that any Junior Priority Representative or any Junior Priority Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other applicable Debtor Relief Law with respect to any of the Shared Collateral, such Junior Priority Representative, on behalf of itself and each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility, agrees not to assert any such rights without the prior written consent of each Senior Priority Representative; provided that if requested by any Senior Priority Representative, such Junior Priority Representative shall timely exercise such rights in the manner requested by the Senior Priority Representatives (acting unanimously), including any rights to payments in respect of such rights.

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Section 6.09.         506(c) Claims. Until the Discharge of Senior Priority Obligations has occurred, each other Junior Priority Representative, on behalf of itself and each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other applicable Debtor Relief Law senior to or pari passu with the Liens securing the Senior Priority Obligations for costs or expenses of preserving or disposing of any Shared Collateral.

Section 6.10.         Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Senior Priority Obligations and the Junior Priority Obligations, then, to the extent the debt obligations distributed on account of the Senior Priority Obligations and on account of the Junior Priority Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

Section 6.11.         Post-Petition Interest. (a) None of the Junior Priority Representatives or any other Junior Priority Secured Party shall oppose or seek to challenge any claim by any Senior Priority Representative or any other Senior Priority Secured Party for allowance in any Insolvency or Liquidation Proceedings of Senior Priority Obligations consisting of claims for post-petition interest, fees, costs, expenses, and/or other charges, under Section 506(b) of the Bankruptcy Code (or any similar provision under any other applicable Debtor Relief Law) or otherwise (for this purpose ignoring all claims and Liens held by the Junior Priority Secured Parties on the Shared Collateral).

(b)            None of the Senior Priority Representatives or any other Senior Priority Secured Party shall oppose or seek to challenge any claim by any Junior Priority Representative or any other Junior Priority Secured Party for allowance in any Insolvency or Liquidation Proceedings of Junior Priority Obligations consisting of claims for post-petition interest, fees, costs, expenses, and/or other charges, under Section 506(b) of the Bankruptcy Code (or any similar provision under any other applicable Debtor Relief Law) or otherwise, to the extent of the value of the Lien of the Junior Priority Representatives on behalf of the Junior Priority Secured Parties on the Shared Collateral (after taking into account the Senior Priority Obligations and the Senior Priority Liens); provided, that to the extent that any such payments are later recharacterized as payments of principal by the applicable bankruptcy court, such payments shall, upon such recharacterization, be turned over to the Designated Senior Priority Representative and applied in accordance with the terms hereof.

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Section 6.12.         Certain Voting Matters. Each of the Senior Priority Representatives, on behalf of the Senior Priority Secured Parties under the applicable Senior Priority Debt Facility of which it is the Representative, and each Junior Priority Representative, on behalf of the Junior Priority Secured Parties under the applicable Junior Priority Debt Facility of which it is the Representative, agrees that, without the written consent of the other, it will not seek to vote with the other as a single class in connection with any plan of reorganization or similar dispositive restructuring plan proposed, confirmed or adopted in any Insolvency or Liquidation Proceeding. None of the Junior Priority Representatives or any other Junior Priority Secured Party (whether in the capacity of a secured or unsecured creditor) shall directly or indirectly propose, support or vote in favor of any plan of reorganization or similar dispositive restructuring plan unless such plan (a) pays off, in cash in full, all Senior Priority Obligations and results in the Discharge of Senior Priority Obligations upon the date of consummation of such plan or (b) is accepted by the class of holders of Senior Priority Obligations voting thereon in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision under any other applicable Debtor Relief Law).

Article 7
Reliance; Etc.

Section 7.01.         Reliance. The consent by the Senior Priority Secured Parties to the execution and delivery of the Junior Priority Debt Documents to which the Senior Priority Secured Parties have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Priority Secured Parties to Holdings, the Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Junior Priority Representative, on behalf of itself and each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility of which it is the Representative, acknowledges that it and such Junior Priority Secured Parties have, independently and without reliance on any Senior Priority Representative or other Senior Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Junior Priority Debt Documents to which they are party or by which they are bound, this Agreement and the transactions contemplated hereby and thereby, and they will continue to make their own credit decision in taking or not taking any action under the Junior Priority Debt Documents or this Agreement; provided that nothing in this Agreement shall obligate any Senior Notes Collateral Agent or its related trustee to make credit decisions beyond that which may be required by its applicable Senior Secured Notes Indenture.

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Section 7.02.         No Warranties or Liability. Each Junior Priority Representative, on behalf of itself and each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility of which it is the Representative, acknowledges and agrees that neither any Senior Priority Representative nor any other Senior Priority Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Priority Debt Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Senior Priority Secured Parties will be entitled to manage and supervise their respective loans, notes and other extensions of credit under the Senior Priority Debt Documents in accordance with applicable law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Junior Priority Representatives and the other Junior Priority Secured Parties have in the Shared Collateral or otherwise, except as otherwise provided in this Agreement. Neither any Senior Priority Representative nor any other Senior Priority Secured Party shall have any duty to any Junior Priority Representative or Junior Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreement with Holdings, the Borrower or any Subsidiary (including the Junior Priority Debt Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the Senior Priority Representatives, the other Senior Priority Secured Parties, the Junior Priority Representatives and the other Junior Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Senior Priority Obligations, the Junior Priority Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) any Grantor’s title to or right to transfer any of the Shared Collateral or (c) any other matter except as expressly set forth in this Agreement.

Section 7.03.         Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Priority Representatives, the other Senior Priority Secured Parties, the Junior Priority Representatives and the other Junior Priority Secured Parties hereunder shall remain in full force and effect irrespective of:

(a)            any lack of validity or enforceability of any Senior Priority Debt Document or any Junior Priority Debt Document;

(b)            any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Priority Obligations or Junior Priority Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Priority Debt Document or of the terms of any Junior Priority Debt Document;

(c)            any exchange of any security interest in any Shared Collateral or any other collateral or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Priority Obligations or Junior Priority Obligations or any guarantee thereof;

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(d)            the commencement of any Insolvency or Liquidation Proceeding in respect of Holdings, the Borrower or any other Grantor; or

(e)            any other circumstances that otherwise might constitute a defense available to, or a discharge of, (i) Holdings, the Borrower or any other Grantor in respect of the Senior Priority Obligations or (ii) any Junior Priority Representative or Junior Priority Secured Party in respect of this Agreement.

Article 8
Miscellaneous

Section 8.01.         Conflicts. Subject to Section 8.21, in the event of any conflict between the provisions of this Agreement and the provisions of any Senior Priority Debt Document or any Junior Priority Debt Document, the provisions of this Agreement shall govern. Notwithstanding the foregoing, the relative rights and obligations of the Senior Priority Representatives and the other Senior Priority Secured Parties (as amongst themselves) with respect to any Senior Priority Collateral shall be governed by the terms of the Senior Priority Intercreditor Agreement and in the event of any conflict between the Senior Priority Intercreditor Agreement and this Agreement, the provisions of the Senior Priority Intercreditor Agreement shall control.

Section 8.02.         Continuing Nature of this Agreement; Severability. Subject to Section 5.06 and Section 6.04, this Agreement shall continue to be effective until the Discharge of Senior Priority Obligations shall have occurred. This is a continuing agreement of Lien subordination, and the Senior Priority Secured Parties may continue, at any time and without notice to the Junior Priority Representatives or any Junior Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of Holdings, the Borrower or any Subsidiary constituting Senior Priority Obligations in reliance hereon. The terms of this Agreement shall survive and continue in full force and effect in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8.03.         Amendments; Waivers. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

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(b)            This Agreement may be amended in writing signed by each Representative (in each case, acting in accordance with the documents governing the applicable Debt Facility); provided that any such amendment, supplement or waiver which by the terms of this Agreement requires the Borrower’s consent or which increases the obligations or reduces the rights of Holdings, the Borrower or any other Grantor, shall require the consent of the Borrower. Any such amendment, supplement or waiver shall be in writing and shall be binding upon the Senior Priority Secured Parties and the Junior Priority Secured Parties and their respective successors and assigns.

(c)            Notwithstanding the foregoing, without the consent of any Secured Party, any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.09 of this Agreement and, upon such execution and delivery, such Representative and the Secured Parties and Senior Priority Obligations or Junior Priority Obligations of the Debt Facility for which such Representative is acting shall be subject to the terms hereof.

Section 8.04.         Information Concerning Financial Condition of Holdings, the Borrower and the Subsidiaries. The Senior Priority Representatives, the other Senior Priority Secured Parties, the Junior Priority Representatives and the other Junior Priority Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of Holdings, the Borrower and the Subsidiaries and all endorsers or guarantors of the Senior Priority Obligations or the Junior Priority Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Senior Priority Obligations or the Junior Priority Obligations; provided that nothing in this Section 8.04 shall obligate any Senior Notes Collateral Agents or its related trustee to keep itself informed of the financial condition of any Grantor or the risk of nonpayment beyond that which may be required by its applicable Senior Secured Notes Indenture. The Senior Priority Representatives, the other Senior Priority Secured Parties, the Junior Priority Representatives and the other Junior Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Senior Priority Representative, any other Senior Priority Secured Party, any Junior Priority Representative or any Junior Priority Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and the Senior Priority Representatives, the other Senior Priority Secured Parties, the Junior Priority Representatives and the other Junior Priority Secured Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

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Section 8.05.         Subrogation. Each Junior Priority Representative, on behalf of itself and each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility of which it is the Representative, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Priority Obligations has occurred.

Section 8.06.         Application of Payments. Except as otherwise provided herein, all payments received by the Senior Priority Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Priority Obligations as the Senior Priority Secured Parties, in their sole discretion, deem appropriate, consistent with the terms of the Senior Priority Intercreditor Agreement. Except as otherwise provided herein, each Junior Priority Representative, on behalf of itself and each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility, assents to any such extension or postponement of the time of payment of the Senior Priority Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Priority Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

Section 8.07.         Additional Grantors. Holdings and the Borrower agree that, if any Subsidiary shall become a Grantor after the date hereof, they will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument in the form of Annex I. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Designated Junior Priority Representative and the Designated Senior Priority Representative. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 8.08.         Dealings with Grantors. Upon any application or demand by Holdings, the Borrower or any other Grantor to any Representative to take or permit any action under any of the provisions of this Agreement or under any Collateral Document (if such action is subject to the provisions hereof), Holdings, the Borrower or such other Grantor, as appropriate, shall, if requested by the applicable Representative, furnish to such Representative a certificate of an Officer (an “Officer’s Certificate”) stating that all conditions precedent, if any, provided for in this Agreement or such Collateral Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or any Collateral Document relating to such particular application or demand, no additional certificate or opinion need be furnished.

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Section 8.09.         Additional Debt Facilities. To the extent, but only to the extent, permitted by the provisions of the Senior Priority Debt Documents and the Junior Priority Debt Documents then in effect, the Borrower, Holdings or any other Grantor may Incur one or more series or classes of Additional Junior Priority Debt. Any such additional class or series of Additional Junior Priority Debt (the “Junior Priority Class Debt”) may be secured by a Junior Priority Lien on Shared Collateral, in each case under and pursuant to the relevant Junior Priority Collateral Documents for such Junior Priority Class Debt, if and subject to the condition that the Representative of any such Junior Priority Class Debt (each, a “Junior Priority Class Debt Representative”), acting on behalf of the holders of such Junior Priority Class Debt (such Representative and holders in respect of any Junior Priority Class Debt being referred to as the “Junior Priority Class Debt Parties”), becomes a party to this Agreement by satisfying conditions (i) through (iii), as applicable, of the immediately succeeding paragraph, and Section 8.09(b).

In order for a Junior Priority Class Debt Representative to become a party to this Agreement:

(i)      such Junior Priority Class Debt Representative shall have executed and delivered to the Designated Senior Priority Representative and the Designated Junior Priority Representative a Joinder Agreement substantially in the form of Annex II (if such Representative is a Junior Priority Class Debt Representative) (with such changes as may be reasonably approved by the Designated Senior Priority Representative and such Junior Priority Class Debt Representative) pursuant to which it becomes a Representative hereunder, and the Junior Priority Class Debt in respect of which such Junior Priority Class Debt Representative is the Representative and the related Junior Priority Class Debt Parties become subject hereto and bound hereby;

(ii)     the Borrower shall have delivered to the Designated Senior Priority Representative and the Designated Junior Priority Representative an Officer’s Certificate stating that the conditions set forth in this Section 8.09 are satisfied with respect to such Junior Priority Class Debt and, if requested, true and complete copies of each of the Junior Priority Debt Documents relating to such Junior Priority Class Debt, certified as being true and correct by a Responsible Officer of the Borrower; and

(iii)    the Junior Priority Debt Documents relating to such Junior Priority Class Debt shall provide, or shall be amended on terms and conditions reasonably approved by the Designated Senior Priority Representative and such Junior Priority Class Debt Representative, that each Junior Priority Class Debt Party with respect to such Junior Priority Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Junior Priority Class Debt.

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Section 8.10.         Consent to Jurisdiction; Waivers. Each Representative, on behalf of itself and the Secured Parties of the Debt Facility for which it is acting, irrevocably and unconditionally:

(a)            submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York in the County of New York, the courts of the United States of America for the Southern District of New York in the County of New York, and appellate courts from any thereof;

(b)            consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)            agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Representative) at the address referred to in Section 8.11;

(d)            agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law; and

(e)            waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.10 any special, exemplary, punitive or consequential damages.

Section 8.11.         Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing and shall be sent:

(a)             if to Holdings, the Borrower or any other Grantor, to the Borrower, at its address at:

[MPH Acquisition Holdings LLC
c/o MultiPlan
535 East Diehl Road
Naperville, IL 60563
Attention: Chief Financial Officer
Tel: [*****]
Facsimile: [*****]]

(b)             if to the Senior Priority Collateral Agent, to it at:

[Goldman Sachs Lending Partners LLC, as Administrative Agent,
2001 Ross Ave, 29th Floor
Dallas, TX 75201
Telephone: (972) 368-2323
Facsimile: (646) 769-7829
E-mail: gs-dallas-adminagency@ny.email.gs.com and gs-sbdagency-borrowernotices@ny.email.gs.com
Attention: SBD Operations]

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With a copy to:

[Goldman Sachs Lending Partners LLC
200 West Street
New York, NY 10282
Attn: Bank Debt Portfolio Group Luke Qiu
Telephone: (212) 902-5717
Email: luke.qiu@gs.com]

(c)             if to the Initial Junior Priority Collateral Agent, to it at:

[Goldman Sachs Lending Partners LLC, as Administrative Agent,
2001 Ross Ave, 29th Floor
Dallas, TX 75201
Telephone: (972) 368-2323
Facsimile: (646) 769-7829
E-mail: gs-dallas-adminagency@ny.email.gs.com and gs-sbdagency-borrowernotices@ny.email.gs.com
Attention: SBD Operations]

With a copy to:

[Goldman Sachs Lending Partners LLC
200 West Street
New York, NY 10282
Attn: Bank Debt Portfolio Group Luke Qiu
Telephone: (212) 902-5717
Email: luke.qiu@gs.com]

(d)             If to any Senior Notes Collateral Agent (other than the Initial Third Out Tranche B Notes Collateral Agent), to it at:

Wilmington Trust, National Association

277 Park Avenue, 25th Floor
New York, NY 10172

Attention: MPH Acquisition Administrator

(e)             If to the Initial Third Out Tranche B Notes Collateral Agent, to it at:

Wilmington Trust, National Association
277 Park Avenue, 25th Floor
New York, NY 10172

Attention: MultiPlan Corporation Administrator

(f)              if to any other Representative, to it at the address specified by it in the Joinder Agreement delivered by it pursuant to Section 8.09.

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Unless otherwise specifically provided herein, all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8.11 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8.11. As agreed to among Holdings, the Borrower, and the Representatives from time to time, notices and other communications may also be delivered by e-mail to the e- mail address of a representative of the applicable Person provided from time to time by such Person.

Section 8.12.         Further Assurances. Each Senior Priority Representative, on behalf of itself and each other Senior Priority Secured Party under the applicable Senior Priority Debt Facility for which it is acting, and each Junior Priority Representative, on behalf of itself, and each other Junior Priority Secured Party under the applicable Junior Priority Debt Facility for which it is acting, agrees that it will take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

Section 8.13.         Governing Law; Waiver of Jury Trial. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)            EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 8.14.         Binding on Successors and Assigns. This Agreement shall be binding upon the Senior Priority Representatives, the other Senior Priority Secured Parties, the Junior Priority Representatives, the other Junior Priority Secured Parties, Holdings, the Borrower, the other Grantors party hereto and their respective successors and assigns.

Section 8.15.         Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

Section 8.16.         Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic method, each of which shall be an original and all of which shall together constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formation on electronic platforms approved by the Senior Priority Representative or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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Section 8.17.         Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

Section 8.18.         No Third Party Beneficiaries; Successors And Assigns. The lien priorities set forth in this Agreement and the rights and benefits hereunder in respect of such lien priorities shall inure solely to the benefit of the Senior Priority Representatives, the other Senior Priority Secured Parties, the Junior Priority Representatives and the other Junior Priority Secured Parties, and their respective permitted successors and assigns, and no other Person (including the Grantors, or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert such rights.

Section 8.19.         Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto as of the date hereof.

Section 8.20.         Collateral Agent and Representative. It is understood and agreed that (a) the Senior Priority Collateral Agent is entering into this Agreement in its capacity as Controlling Collateral Agent under the Senior Priority Intercreditor Agreement and the provisions of Article IV of the Senior Priority Intercreditor Agreement applicable to the Controlling Collateral Agent (as defined therein) thereunder shall also apply to the Senior Priority Collateral Agent hereunder, (b) each Senior Notes Collateral Agent is entering this Agreement in its capacity as notes collateral agent under the applicable Senior Secured Notes Indenture and the provisions of Articles 7 and 12 of such Senior Secured Notes Indenture applicable to the Notes Collateral Agent (as defined therein) thereunder and Article [IX] of the Notes Security Agreement applicable to the Notes Collateral Agent (as defined therein) thereunder shall also apply to such Senior Notes Collateral Agent hereunder, and, in the event a Senior Notes Collateral Agent becomes the Controlling Collateral Agent under the Senior Priority Intercreditor Agreement, the provisions of Article IV of the Senior Priority Intercreditor Agreement applicable to the Controlling Collateral Agent (as defined therein) thereunder shall also apply to such Senior Notes Collateral Agent hereunder (c) the Initial Junior Priority Representative is entering into this Agreement in its capacity as Collateral Agent under and as defined in the Initial Junior Priority Credit Agreement and the provisions of Article VIII of the Initial Junior Priority Credit Agreement applicable to the Collateral Agent (as defined therein) thereunder shall also apply to the Junior Priority Representative hereunder and (d) each other Representative party hereto is entering into this Agreement in its capacity as trustee or agent for the secured parties referenced in the applicable Additional Junior Priority Debt Document and the corresponding exculpatory and liability-limiting provisions of such agreement applicable to such Representative thereunder shall also apply to such Representative hereunder.

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Section 8.21.         Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Sections 5.01(a), 5.01(d) or 5.03(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of any Senior Priority Debt Document or any Junior Priority Debt Document, or permit Holdings, the Borrower or any other Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, any Senior Priority Debt Document or any Junior Priority Debt Document, (b) change the relative priorities of the Senior Priority Obligations or the Liens granted under the Senior Priority Collateral Documents on the Shared Collateral (or any other assets) as among the Senior Priority Secured Parties, (c) otherwise change the relative rights of the Senior Priority Secured Parties in respect of the Shared Collateral as among such Senior Priority Secured Parties or (d) obligate Holdings, the Borrower or any other Grantor to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, any Senior Priority Debt Document or any Junior Priority Debt Document.

Section 8.22.         Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

[Signatures Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Goldman Sachs Lending Partners LLC, as Senior Priority Collateral Agent

By:
Name:
Title:

[Signature Page to Junior Priority Intercreditor Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC, as Initial Junior Priority Collateral Agent

By:
Name:
Title:

[Signature Page to Junior Priority Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Second Out Tranche A Notes Collateral Agent

Name:
Title:

[Signature Page to Junior Priority Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Second Out Tranche B Notes Collateral Agent

By:
Name:
Title:

[Signature Page to Junior Priority Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Third Out Tranche A Notes Collateral Agent

By:
Name:
Title:

[Signature Page to Junior Priority Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Initial Third Out Tranche B Notes Collateral Agent

By:
Name:
Title:

MPH Acquisition Corp 1, as Holdings

By:
Name:
Title:

MPH Acquisition Holdings LLC, as Borrower

By:
Name:
Title:

[Signature Page to Junior Priority Intercreditor Agreement]

[•] as Grantors

By:
Name:
Title:

[Signature Page to Junior Priority Intercreditor Agreement]

ANNEX I

[FORM OF] SUPPLEMENT NO. [•] dated as of [•], 20[•] (this “Supplement”) to the JUNIOR PRIORITY INTERCREDITOR AGREEMENT dated as of [•], 2025 (the “Junior Priority Intercreditor Agreement”), among MPH ACQUISITION CORP 1, a Delaware corporation (“Holdings”), MPH ACQUISITION HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the other Grantors from time to time party thereto, GOLDMAN SACHS LENDING PARTNERS LLC, as Senior Priority Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), in its capacity as Initial Second Out Tranche A Notes Collateral Agent, Wilmington Trust, in its capacity as Initial Second Out Tranche B Notes Collateral Agent, Wilmington Trust, in its capacity as Initial Third Out Tranche A Notes Collateral Agent, Wilmington Trust, as Initial Third Out Tranche B Notes Collateral Agent, GOLDMAN SACHS LENDING PARTNERS LLC, in its capacity as Initial Junior Priority Collateral Agent, and the additional Representatives from time to time a party thereto.

A.             Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Junior Priority Intercreditor Agreement.

B.             The Grantors have entered into the Junior Priority Intercreditor Agreement. Pursuant to certain Senior Priority Debt Documents and certain Junior Priority Debt Documents, certain newly acquired or organized Subsidiaries of the Borrower are required to enter into the Junior Priority Intercreditor Agreement. Section 8.07 of the Junior Priority Intercreditor Agreement provides that such Subsidiaries may become party to the Junior Priority Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Senior Priority Debt Documents and the Junior Priority Debt Documents.

Accordingly, the Designated Senior Priority Representative and the New Subsidiary Grantor agree as follows:

SECTION 1. In accordance with Section 8.07 of the Junior Priority Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Junior Priority Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Junior Priority Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Junior Priority Intercreditor Agreement shall be deemed to include the New Grantor. The Junior Priority Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Designated Senior Priority Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Annex I-1

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Designated Senior Priority Representative shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic method shall be as effective as delivery of a manually signed counterpart of this Supplement. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Supplement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formation on electronic platforms approved by the Designated Senior Priority Representative or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act

SECTION 4. Except as expressly supplemented hereby, the Junior Priority Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Junior Priority Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Junior Priority Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower as specified in the Junior Priority Intercreditor Agreement.

SECTION 8. The Borrower agrees to reimburse each of the Designated Senior Priority Representative and Designated Junior Priority Representative for its reasonable out-of- pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Priority Representative and Designated Junior Priority Representative.

Annex I-2

IN WITNESS WHEREOF, the New Grantor, and the Designated Senior Priority Representative have duly executed this Supplement to the Junior Priority Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR],

By:
Name:
Title:

Acknowledged by:

[ ], as Designated Senior Priority Representative,

By:
Name:
Title:

[ ], as Designated Junior Priority Representative,

By:
Name:
Title:

Annex I-3

ANNEX II

[FORM OF] REPRESENTATIVE SUPPLEMENT NO. [•] dated as of [•], 20[•] (this “Representative Supplement”) to the JUNIOR PRIORITY INTERCREDITOR AGREEMENT dated as of [•], 2025 (the “Junior Priority Intercreditor Agreement”), among MPH ACQUISITION CORP 1, a Delaware corporation (“Holdings”), MPH ACQUISITION HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the other Grantors from time to time party thereto, GOLDMAN SACHS LENDING PARTNERS LLC, as Senior Priority Collateral Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), in its capacity as Initial Second Out Tranche A Notes Collateral Agent, Wilmington Trust, in its capacity as Initial Second Out Tranche B Notes Collateral Agent, Wilmington Trust, in its capacity as Initial Third Out Tranche A Notes Collateral Agent, Wilmington Trust, as Initial Third Out Tranche B Notes Collateral Agent, GOLDMAN SACHS LENDING PARTNERS LLC, as Initial Junior Priority Collateral Agent, and the additional Representatives from time to time a party thereto.

A.             Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Junior Priority Intercreditor Agreement.

B.             As a condition to the ability of the Borrower, Holdings or any other Grantor to Incur Junior Priority Class Debt after the date of the Junior Priority Intercreditor Agreement and to secure such Junior Priority Class Debt (and the guarantees in respect thereof) with a Junior Priority Lien, in each case under and pursuant to the Junior Priority Collateral Documents, the Junior Priority Class Debt Representative in respect of such Junior Priority Class Debt is required to become a Representative under, and such Junior Priority Class Debt and the Junior Priority Class Debt Parties in respect thereof are required to become subject to and bound by, the Junior Priority Intercreditor Agreement. Section 8.09 of the Junior Priority Intercreditor Agreement provides that such Junior Priority Class Debt Representative may become a Representative under, and such Junior Priority Class Debt and such Junior Priority Class Debt Parties may become subject to and bound by, the Junior Priority Intercreditor Agreement, pursuant to the execution and delivery by the Junior Priority Class Debt Representative of an instrument in the form of this Representative Supplement and the satisfaction of the other conditions set forth in Section 8.09 of the Junior Priority Intercreditor Agreement. The undersigned Junior Priority Class Debt Representative (the “New Representative”) is executing this Supplement in accordance with the requirements of the Senior Priority Debt Documents and the Junior Priority Debt Documents.

Accordingly, the Designated Senior Priority Representative and the New Representative agree as follows:

SECTION 1. In accordance with Section 8.09 of the Junior Priority Intercreditor Agreement, the New Representative by its signature below becomes a Representative under, and the related Junior Priority Class Debt and Junior Priority Class Debt Parties become subject to and bound by, the Junior Priority Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Representative, and the New Representative, on behalf of itself and such Junior Priority Class Debt Parties, hereby agrees to all the terms and provisions of the Junior Priority Intercreditor Agreement applicable to it as a Junior Priority Representative and to the Junior Priority Class Debt Parties that it represents as Junior Priority Secured Parties. Each reference to a “Representative” or “Junior Priority Representative” in the Junior Priority Intercreditor Agreement shall be deemed to include the New Representative. The Junior Priority Intercreditor Agreement is hereby incorporated herein by reference.

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SECTION 2. The New Representative represents and warrants to the Designated Senior Priority Representative and the other Secured Parties that (i) it has full power and authority to enter into this Representative Supplement, in its capacity as [agent] [trustee] under [describe new facility], (ii) this Representative Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof and the Junior Priority Intercreditor Agreement and (iii) the Junior Priority Debt Documents relating to such Junior Priority Class Debt provide that, upon the New Representative’s entry into this Agreement, the Junior Priority Class Debt Parties in respect of such Junior Priority Class Debt will be subject to and bound by the provisions of the Junior Priority Intercreditor Agreement as Junior Priority Secured Parties.

SECTION 3. This Representative Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Representative Supplement shall become effective when the Designated Senior Priority Representative shall have received a counterpart of this Representative Supplement that bears the signature of the New Representative. Delivery of an executed signature page to this Representative Supplement by facsimile transmission or other electronic method shall be effective as delivery of a manually signed counterpart of this Representative Supplement. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Representative Supplement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formation on electronic platforms approved by the Designated Senior Priority Representative or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 4. Except as expressly supplemented hereby, the Junior Priority Intercreditor Agreement shall remain in full force and effect.

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SECTION 5. THIS REPRESENTATIVE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Representative Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Junior Priority Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Junior Priority Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Borrower agrees to reimburse the Designated Senior Priority Representative for its reasonable out-of-pocket expenses in connection with this Representative Supplement, including the reasonable fees, other charges and disbursements of counsel for the Designated Senior Priority Representative.

IN WITNESS WHEREOF, the New Representative and the Designated Senior Priority Representative have duly executed this Representative Supplement to the Junior Priority Intercreditor Agreement as of the day and year first above written.

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[Name of New Representative], as [ ] for the holders of [ ]

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:
[ ]

as Designated Senior Priority Representative,

By:
Name:
Title:

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Acknowledged by:

MPH Acquisition Corp 1, as Holdings

By:
Name:
Title:

MPH Acquisition Holdings LLC, as Borrower

By:
Name:
Title:

[•], as Grantors

By:
Name:
Title:

Annex II-5

EXHIBIT B

Provision for Transfer Agreement

The undersigned (“Transferee”) hereby acknowledges that it has read and understands the Transaction Support Agreement, dated as of December 23, 2024 (the “Agreement”),3 by and among the Company Parties and the Consenting Stakeholders, including the transferor to the Transferee of any Company Claims (each such transferor, a “Transferor”), and agrees to be bound by the terms and conditions thereof, and shall be deemed a “Consenting Stakeholder” and a “Consenting [●]” under the terms of the Agreement.

The Transferee specifically agrees to be bound by the terms and conditions of the Agreement and makes all representations and warranties contained therein as of the date of the Transfer, including the agreement to be bound by the vote, tender, or consent, as applicable, of the Transferor if such vote, tender, or consent was cast before the effectiveness of the Transfer discussed herein.

Date Executed:

Name:

Title:

Address:

E-mail address(es):

Aggregate Amounts Beneficially Owned or Managed on Account of:
Revolving Credit Commitments (principal amount)
First Lien Term Loan (principal amount)
Secured Notes (principal amount)
Unsecured Notes (principal amount)
Convertible Notes (principal amount)

3       Capitalized terms used but not otherwise defined herein shall having the meaning ascribed to such terms in the Agreement.

EXHIBIT C

Form of Joinder

The undersigned (“Joinder Party”) hereby acknowledges that it has read and understands the Transaction Support Agreement, dated as of December 23, 2024 (the “Agreement”),4 by and among the Company Parties and the Consenting Stakeholders, and agrees to be bound by the terms and conditions thereof to the extent the other Parties are thereby bound, and shall be deemed a “Consenting Stakeholder” and a “Consenting [●]” under the terms of the Agreement.

The Joinder Party specifically agrees to be bound by the terms and subject to the conditions of the Agreement and makes all representations and warranties contained therein as of the date hereof and any further date specified in the Agreement.

Date Executed:

Name:

Title:

Address:

E-mail address(es):

Aggregate Amounts Beneficially Owned or Managed on Account of:
Revolving Credit Commitments (principal amount)
First Lien Term Loan (principal amount)
Secured Notes (principal amount)
Unsecured Notes (principal amount)
Convertible Notes (principal amount)

4       Capitalized terms used but not otherwise defined herein shall having the meaning ascribed to such terms in the Agreement.